UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05878
                                                     ---------

                        FRANKLIN VALUE INVESTORS TRUST
                        ------------------------------
               (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -----------------------------------------------
            (Address of principal executive offices) (Zip code)

         CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area Code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 10/31
                         -----

Date of reporting period: 4/30/08
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.



(GRAPHIC)

APRIL, 30, 2008

Franklin All Cap Value Fund

Franklin Balance Sheet Investment Fund

Franklin Large Cap Value Fund

Franklin MicroCap Value Fund

Franklin MidCap Value Fund

Franklin Small Cap Value Fund

                    SEMIANNUAL REPORT AND SHAREHOLDER LETTER

                                      VALUE

                                    FRANKLIN
                              VALUE INVESTORS TRUST

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

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                                    (GRAPHIC)

                      (FRANKLIN TEMPLETON INVESTMENTS LOGO)

                      Franklin - Templeton - Mutual Series



Semiannual Report

Economic and Market Overview

During the six months ended April 30, 2008, the U.S. economy slowed. The housing downturn negatively affected the overall economy by fourth quarter 2007 as credit conditions worsened and the pace of consumer spending declined. Gross domestic product (GDP) growth decelerated sharply and registered annualized rates of 0.6% in the fourth quarter of 2007 and an estimated 0.9% in the first quarter of 2008. A weaker U.S. dollar compared with many foreign currencies over the past six months contributed to increased exports, which along with inventory buildup, helped the fragile economy in the first quarter.

The unemployment rate increased from 4.8% at the beginning of the period to 5.0% in April 2008.(1) Continued deterioration in consumer confidence, home prices and the job market, as well as rising mortgage and fuel costs, plagued the economy. Volatile oil prices reached a historical high in April, topping $119 per barrel, before retreating to $113 by period-end. For the 12 months ended April 30, 2008, the core Consumer Price Index (CPI), which excludes food and energy costs, rose 2.3%, which was higher than its 10-year average rate.(1)

Faced with a deepening housing contraction and stressed financial markets, the Federal Reserve Board made several cuts to the federal funds target rate during the period, including 225 basis points so far in 2008. For the six-month period, the federal funds target rate fell 250 basis points from 4.50% to 2.00%. As investors fled riskier, poorer-performing assets, U.S. Treasuries rallied, and the 10-year Treasury note yield fell from 4.48% at the beginning of the period to 3.77% on April 30, 2008.

1. Source: Bureau of Labor Statistics.


                              Semiannual Report | 3




Stock markets were volatile during the period partly due to investor concerns about slowing economic growth. Overall, the blue chip stocks of the Dow Jones Industrial Average were down 6.79%, while the broader Standard & Poor's 500 Index (S&P 500) declined 9.64%, and the technology-heavy NASDAQ Composite Index fell 15.29%.(2) The energy sector performed relatively well. Large-capitalization stocks generally outperformed small caps, and growth stocks fared better than their value counterparts.

2. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The index is market value weighted and includes more than 3,000 companies.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF APRIL 30, 2008. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                              4 | Semiannual Report



Franklin All Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin All Cap Value Fund seeks long-term total return by primarily investing in equity securities of companies of any size that we believe are undervalued at the time of purchase and have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin All Cap Value Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin All Cap Value Fund - Class A had a -3.62% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell 3000(R) Value Index, which declined 9.97% for the same period.(1) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

Our goal is to invest in equity securities of companies of any size that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature, or that appear to be inexpensive measured by factors such as price relative to earnings, book value or cash flow. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Standard & Poor's Micropal. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 56.

                              Semiannual Report | 5



PORTFOLIO BREAKDOWN
Franklin All Cap Value Fund
Based on Total Net Assets as of 4/30/08

                                  (BAR CHART)

Energy                                      19.4%
Capital Goods                               16.5%
Retailing                                   12.0%
Materials                                    8.2%
Insurance                                    7.5%
Consumer Durables & Apparel                  6.2%
Utilities                                    4.2%
Commercial Services & Supplies               3.8%
Food & Staples Retailing                     3.2%
Diversified Financials                       2.2%
Transportation                               2.0%
Technology Hardware & Equipment              2.0%
Other                                        4.9%
Short-Term Investments & Other Net Assets    7.9%

MANAGER'S DISCUSSION

During the period under review, the energy sector was the most significant contributor to Fund performance largely due to record-high oil prices. Sector holdings that helped performance included exploration and production companies Apache and Chesapeake Energy, contracting drilling firm Unit Corp. and oil services company PHI. The consumer staples sector also boosted Fund performance, largely due to food and staples retailer Wal-Mart Stores.

Detractors from performance included bond insurer Security Capital Assurance, which suffered losses due to difficult credit market conditions, which caused several credit rating downgrades during the period. Car rental company Dollar Thrifty Automotive Group, a new holding, also hindered results amid weak demand and pricing, and higher costs. Shares of Helix Energy, an oil exploration services company, also declined in value.

The Fund experienced steady inflows during the period, and we used a portion of the proceeds to invest in several new and existing positions. New holdings included stocks of Nordstrom, Global Industries and Westlake Chemical, as well as the aforementioned Dollar Thrifty. Additions to existing positions included General Electric, Group 1 Automotive and J.C. Penney. During the period, we liquidated our positions in Pharmaceutical Product Development, Southwest Airlines, Tandy Brands Accessories and Patriot Coal because the shares reached our price targets or we believed the companies' fundamentals had deteriorated. We also reduced our positions in Apache, Lehman Brothers Holdings and Occidental Petroleum. As of April 30, 2008, the Fund held 93 equity positions, and assets increased from $8.97 million to $10.62 million.


                              6 | Semiannual Report



Thank you for your participation in Franklin All Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman
William J. Lippman
Co-Portfolio Manager

(PHOTO OF STEVEN B. RAINERI)


/s/ Steven B. Raineri
Steven B. Raineri
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin All Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin All Cap Value Fund 4/30/08

COMPANY                             % OF TOTAL
SECTOR/INDUSTRY                     NET ASSETS
---------------------------------   ----------
Wal-Mart Stores Inc.                   3.2%
   FOOD & STAPLES RETAILING
PHI Inc.                               3.2%
   ENERGY
Kelly Services Inc., A                 2.7%
   COMMERCIAL SERVICES & SUPPLIES
General Electric Co.                   2.5%
   CAPITAL GOODS
Apache Corp.                           1.9%
   ENERGY
ENSCO International Inc.               1.9%
   ENERGY
Chesapeake Energy Corp.                1.9%
   ENERGY
Unit Corp.                             1.7%
   ENERGY
Occidental Petroleum Corp.             1.7%
   ENERGY
Brown Shoe Co. Inc.                    1.6%
   RETAILING


                              Semiannual Report | 7



Performance Summary as of 4/30/08

FRANKLIN ALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: N/A)                       CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$0.40    $9.12      $9.52
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.0531

CLASS C (SYMBOL: N/A)                       CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$0.42    $9.08      $9.50
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.0403

CLASS R (SYMBOL: N/A)                       CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$0.41    $9.11      $9.52
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.0464

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$0.40    $9.14      $9.54
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.0624


                              8 | Semiannual Report





Performance Summary (CONTINUED)

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                        6-MONTH   INCEPTION (6/1/07)
-------------------------------------          -------   ------------------
Cumulative Total Return(2)                      -3.62%          -8.25%
Aggregate Total Return(3)                       -9.16%         -13.52%
Value of $10,000 Investment(4)                 $9,084         $ 8,648
Aggregate Total Return (3/31/08)(5)                            -18.26%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.97%
      With Waiver                       1.25%

CLASS C                                        6-MONTH   INCEPTION (6/1/07)
-------------------------------------          -------   ------------------
Cumulative Total Return(2)                      -3.88%          -8.78%
Aggregate Total Return(3)                       -4.84%          -9.69%
Value of $10,000 Investment(4)                 $9,516         $ 9,031
Aggregate Total Return (3/31/08)(5)                            -14.56%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.62%
      With Waiver                       1.90%

CLASS R                                        6-MONTH   INCEPTION (6/1/07)
-------------------------------------          -------   ------------------
Cumulative Total Return(2)                      -3.80%          -8.42%
Aggregate Total Return(3)                       -3.80%          -8.42%
Value of $10,000 Investment(4)                 $9,620         $ 9,158
Aggregate Total Return (3/31/08)(5)                            -13.34%
   Total Annual Operating Expenses(6)
      Without Waiver                    4.12%
      With Waiver                       1.40%

ADVISOR CLASS                                  6-MONTH   INCEPTION (6/1/07)
-------------------------------------          -------   ------------------
Cumulative Total Return(2)                      -3.51%          -7.95%
Aggregate Total Return(3)                       -3.51%          -7.95%
Value of $10,000 Investment(4)                 $9,649         $ 9,205
Aggregate Total Return (3/31/08)(5)                            -12.98%
   Total Annual Operating Expenses(6)
      Without Waiver                    3.62%
      With Waiver                       0.90%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 2/28/09.


                              Semiannual Report | 9




Performance Summary (CONTINUED)

ENDNOTES

VALUE SECURITIES MAY NOT INCREASE IN PRICE AS ANTICIPATED OR MAY DECLINE FURTHER IN VALUE. WHILE SMALLER AND MIDSIZE COMPANIES MAY OFFER SUBSTANTIAL OPPORTUNITIES FOR CAPITAL GROWTH, THEY ALSO INVOLVE HEIGHTENED RISKS AND SHOULD BE CONSIDERED SPECULATIVE. HISTORICALLY, SMALLER- AND MIDSIZE-COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. HOWEVER, THE MANAGERS CURRENTLY INTEND TO LIMIT FOREIGN INVESTMENTS TO NO MORE THAN 15% OF THE FUND'S TOTAL ASSETS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Aggregate total return represents the change in value of an investment over the periods indicated. Since the Fund has existed for less than one year, average annual total returns are not available.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                             10 | Semiannual Report



Your Fund's Expenses

FRANKLIN ALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 11




Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                            VALUE 11/1/07     VALUE 4/30/08  PERIOD* 11/1/07-4/30/08
                                          -----------------  --------------  -----------------------
CLASS A
Actual                                          $1,000          $  963.80              $6.10
Hypothetical (5% return before expenses)        $1,000          $1,018.65              $6.27

CLASS C
Actual                                          $1,000          $  961.20              $9.26
Hypothetical (5% return before expenses)        $1,000          $1,015.42              $9.52

CLASS R
Actual                                          $1,000          $  962.00              $6.83
Hypothetical (5% return before expenses)        $1,000          $1,017.90              $7.02

ADVISOR CLASS
Actual                                          $1,000          $  964.90              $4.40
Hypothetical (5% return before expenses)        $1,000          $1,020.39              $4.52

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.25%; C: 1.90%; R:
     1.40%; and Advisor: 0.90%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             12 | Semiannual Report




Franklin Balance Sheet Investment Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Balance Sheet Investment Fund seeks high total return, of which capital appreciation and income are components, by investing most of its assets in equity securities of companies that we believe are undervalued in the marketplace at the time of purchase but that have the potential for capital appreciation.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Balance Sheet Investment Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Balance Sheet Investment Fund - Class A had a -7.87% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell 3000 Value Index, which declined 9.97% for the same period.(1) The Fund also performed better than the Russell 2000(R) Value Index, which declined 11.55%.(2) We are changing the Fund's benchmark to the Russell 3000 Value Index, which is more consistent with our investment strategy, in that it does not target a particular market capitalization. Franklin Balance Sheet Investment Fund has never used market capitalization as an investment criterion. Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value when we have reasonable confidence that book value will increase over several years. Book value per share is a given company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. We define "low price-to-book value" as the lower two deciles (20%) of our investible universe, which we derive from a proprietary database for screening purposes. This strategy is not aimed at short-term trading

1. Source: Standard & Poor's Micropal. The Russell 3000 Value Index is market capitalization weighted and measures performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

2. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

The indices are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 64.


                             Semiannual Report | 13




gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

PORTFOLIO BREAKDOWN
Franklin Balance Sheet Investment Fund
Based on Total Net Assets as of 4/30/08

                                  (BAR CHART)

Insurance                    20.0%
Capital Goods                11.6%
Materials                     9.8%
Utilities                     9.5%
Energy                        7.0%
Consumer Durables & Apparel   5.8%
Transportation                5.7%
Food, Beverage & Tobacco      5.5%
Retailing                     5.0%
Banks                         3.7%
Other                         8.1%
Short-Term Investments &
   Other Net Assets           8.3%

MANAGER'S DISCUSSION

During the six months under review, we identified two new investment opportunities: Chubb, a property and casualty insurer, and Washington Mutual, a financial services company primarily focused on mortgage and consumer lending. We also added to existing positions Avista, Corus Bankshares, MBIA, National Western Life Insurance, Old Republic International, Werner Enterprises, Westlake Chemical and Zale, among others. These companies have little in common apart from satisfying our investment criteria. In each case we believed we were taking advantage of negative perceptions in the market to establish or increase positions that would produce positive results in future years. Cash deployed into new and existing positions totaled $130 million.

Portfolio sales totaled $464 million. Sales were predominantly in response to price appreciation. We eliminated a small position in Mesa Air Group at a loss, and a much larger holding, Monsanto, at a substantial gain. There were also two completed takeovers: Kellwood (apparel) and Midland (insurance). Kellwood was a disappointment, but Midland's sale was consistent with our investment goals. Historically, takeovers have been an important part of the Fund's investment returns. Such activity was greatly reduced during the first half of the Fund's 2008 fiscal year compared to prior periods. We believe the falloff reflected credit market disruptions that began with subprime mortgages early in 2007. The various security sales generated net realized gains of $337 million, nearly all of it long term.

Steel companies United States Steel and Nucor were among the strongest contributors to Fund performance. Other contributors included Tecumseh Products (compressors), KGen Power (power generation), Universal (tobacco leaf), Norfolk Southern and Burlington Northern Santa Fe (rail transportation), Hasbro (toys and games), D.R. Horton (homebuilding), Big Lots (discount retail), and National Western Life Insurance.

There were more detractors from performance than contributors, especially among financials, such as CIT Group, Freddie Mac, Prudential Financial, MBIA, E-L Financial and PMI Group. Other detractors included Dollar Thrifty Automotive Group (car rental), CNH Global (construction and agricultural equipment), Exterran Holdings (gas compression), PNM Resources and Sierra Pacific Resources (electric utilities) and Saks (retailing). The financial holdings suffered from credit shocks created by the collapsing housing


                             14 | Semiannual Report




market. Most of the others named, and many more among our holdings, gave up some of the significant gains achieved during our ownership. Unpleasant as that is, the market reflected what we believe were conditions better suited to value investors like ourselves than we have seen since we closed the Fund to new investors in 2002. Largely as a consequence of these market changes, our directors elected to reopen Franklin Balance Sheet Investment Fund to new investors beginning on May 1, 2008. At April 30, 2008, the Fund's total net assets were $3.8 billion with short-term investments and other net assets of 8.3%, as compared to $4.9 billion and 10.5%, respectively, on October 31, 2007. Net shareholder redemptions were $642 million during the six-month period.

Thank you for your continued participation in Franklin Balance Sheet Investment Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)


/s/ Bruce C. Baughman
Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Balance Sheet Investment Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Balance Sheet Investment Fund 4/30/08

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
--------------------------------  ----------
Prudential Financial Inc.            2.3%
   INSURANCE
Corn Products International Inc.     2.3%
   FOOD, BEVERAGE & TOBACCO
KGen Power Corp.                     2.2%
   UTILITIES
Reliance Steel & Aluminum Co.        2.1%
   MATERIALS
Norfolk Southern Corp.               2.0%
   TRANSPORTATION
American National Insurance Co.      1.9%
   INSURANCE
Old Republic International Corp.     1.9%
   INSURANCE
Entergy Corp.                        1.8%
   UTILITIES
Sierra Pacific Resources             1.7%
   UTILITIES
Trinity Industries Inc.              1.7%
   CAPITAL GOODS


                             Semiannual Report | 15





Performance Summary as of 4/30/08

FRANKLIN BALANCE SHEET INVESTMENT FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRBSX)                      CHANGE   4/30/08   10/31/07
-------------------------------             -------   -------   --------
Net Asset Value (NAV)                       -$11.91    $57.45    $69.36
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.6729
Short-Term Capital Gain           $0.0682
Long-Term Capital Gain            $5.6390
   TOTAL                          $6.3801

CLASS B (SYMBOL: FBSBX)                      CHANGE   4/30/08   10/31/07
-------------------------------             -------   -------   --------
Net Asset Value (NAV)                       -$11.46    $56.66    $68.12
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1062
Short-Term Capital Gain           $0.0682
Long-Term Capital Gain            $5.6390
   TOTAL                          $5.8134

CLASS C (SYMBOL: FCBSX)                      CHANGE   4/30/08   10/31/07
-------------------------------             -------   -------   --------
Net Asset Value (NAV)                       -$11.44    $56.78    $68.22
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1000
Short-Term Capital Gain           $0.0682
Long-Term Capital Gain            $5.6390
   TOTAL                          $5.8072

CLASS R (SYMBOL: FBSRX)                      CHANGE   4/30/08   10/31/07
-------------------------------             -------   -------   --------
Net Asset Value (NAV)                       -$11.79    $57.04     $68.83
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.5130
Short-Term Capital Gain           $0.0682
Long-Term Capital Gain            $5.6390
   TOTAL                          $6.2202

ADVISOR CLASS (SYMBOL: FBSAX)                CHANGE   4/30/08   10/31/07
-------------------------------             -------   -------   --------
Net Asset Value (NAV)                       -$12.04    $57.49     $69.53
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.8586
Short-Term Capital Gain           $0.0682
Long-Term Capital Gain            $5.6390
   TOTAL                          $6.5658


                             16 | Semiannual Report




Performance Summary (CONTINUED)

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH    1-YEAR     5-YEAR     10-YEAR
-------------------------------------   -------   -------    --------   ---------
Cumulative Total Return(1)                -7.87%   -11.66%    +99.09%    +135.45%
Average Annual Total Return(2)           -13.16%   -16.74%    +13.41%      +8.30%
Value of $10,000 Investment(3)          $ 8,684   $ 8,326    $18,765    $ 22,190
Avg. Ann. Total Return (3/31/08)(4)                -18.92%    +13.43%      +7.82%
   Total Annual Operating Expenses(5)      0.92%

CLASS B                                 6-MONTH    1-YEAR     5-YEAR    INCEPTION (3/1/01)
-------------------------------------   -------   -------    --------   ------------------
Cumulative Total Return(1)                -8.22%   -12.33%    +61.91%       +101.35%
Average Annual Total Return(2)           -11.54%   -15.51%    +13.65%        +10.26%
Value of $10,000 Investment(3)          $ 8,846   $ 8,449    $18,961       $ 20,135
Avg. Ann. Total Return (3/31/08)(4)                -17.71%    +13.67%         +9.50%
   Total Annual Operating Expenses(5)      1.68%

CLASS C                                 6-MONTH    1-YEAR     5-YEAR    INCEPTION (3/1/01)
-------------------------------------   -------   -------    --------   ------------------
Cumulative Total Return(1)               -8.18%    -12.31%    +91.66%       +101.53%
Average Annual Total Return(2)           -9.01%    -13.10%    +13.90%        +10.28%
Value of $10,000 Investment(3)          $9,099    $ 8,690    $19,166       $ 20,153
Avg. Ann. Total Return (3/31/08)(4)                -15.37%    +13.91%         +9.52%
   Total Annual Operating Expenses(5)     1.68%

CLASS R                                 6-MONTH    1-YEAR     5-YEAR    INCEPTION (1/1/02)
-------------------------------------   -------   --------   --------   ------------------
Cumulative Total Return(1)               -8.00%    -11.90%    +96.44%         +85.85%
Average Annual Total Return(2)           -8.00%    -11.90%    +14.46%         +10.30%
Value of $10,000 Investment(3)          $9,200     $8,810    $19,644         $18,585
Avg. Ann. Total Return (3/31/08)(4)                -14.18%    +14.48%          +9.44%
   Total Annual Operating Expenses(5)     1.18%

ADVISOR CLASS(6)                        6-MONTH    1-YEAR     5-YEAR     10-YEAR
-------------------------------------   -------   --------   --------   ---------
Cumulative Total Return(1)               -7.76%    -11.45%    +101.49%    +139.42%
Average Annual Total Return(2)           -7.76%    -11.45%     +15.04%      +9.12%
Value of $10,000 Investment(3)          $9,224    $ 8,855    $ 20,149    $ 23,942
Avg. Ann. Total Return (3/31/08)(4)                -13.75%     +15.06%      +8.64%
   Total Annual Operating Expenses(5)     0.68%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL 1-800/342-5236.


                             Semiannual Report | 17




Performance Summary (CONTINUED)

ENDNOTES

INVESTING IN SMALLER COMPANIES INVOLVES ADDITIONAL RISKS, AS THE PRICE OF SUCH SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. INVESTORS SHOULD EXPECT FLUCTUATION IN THE VALUE OF THEIR INVESTMENT, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 1/2/01, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed.
               These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 3/1/01, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 3/1/01, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 2/28/01, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 3/1/01 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +116.25% and +11.37%.


                             18 | Semiannual Report



Your Fund's Expenses

FRANKLIN BALANCE SHEET INVESTMENT FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 19


Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  921.30              $4.44
Hypothetical (5% return before expenses)         $1,000           $1,020.24              $4.67

CLASS B
Actual                                           $1,000           $  917.80              $8.06
Hypothetical (5% return before expenses)         $1,000           $1,016.46              $8.47

CLASS C
Actual                                           $1,000           $  918.20              $8.06
Hypothetical (5% return before expenses)         $1,000           $1,016.46              $8.47

CLASS R
Actual                                           $1,000           $  920.00              $5.68
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $5.97

ADVISOR CLASS
Actual                                           $1,000           $  922.40              $3.30
Hypothetical (5% return before expenses)         $1,000           $1,021.43              $3.47

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.93%; B: 1.69%; C: 1.69%; R: 1.19%; and
     Advisor: 0.69%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             20 | Semiannual Report



Franklin Large Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Large Cap Value Fund seeks long-term capital appreciation by investing at least 80% of its net assets in large capitalization companies that we believe are undervalued. We define large capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell 1000(R) Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Large Cap Value Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Large Cap Value Fund - Class A had a -6.27% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell 1000 Value Index, which declined 9.83% for the same period.(2) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for longterm results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 24.

INVESTMENT STRATEGY

We seek to invest in securities of large capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider is their fair market value. Our aim is to construct a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors for reasons we believe are temporary. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, cash flow or book value. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. The Russell 1000 Index is market capitalization weighted and measures performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 92% of total market capitalization in the Russell 3000 Index.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 74.


                             Semiannual Report | 21



PORTFOLIO BREAKDOWN
Franklin Large Cap Value Fund
Based on Total Net Assets as of 4/30/08

                                  (BAR CHART)

Energy                                           16.9%
Capital Goods                                    15.0%
Materials                                        10.1%
Insurance                                         7.5%
Diversified Financials                            6.3%
Consumer Durables & Apparel                       6.2%
Banks                                             5.2%
Pharmaceuticals, Biotechnology & Life Sciences    5.0%
Household & Personal Products                     4.9%
Technology Hardware & Equipment                   4.7%
Retailing                                         3.7%
Food & Staples Retailing                          3.4%
Software & Services                               2.2%
Other                                             7.1%
Short-Term Investments & Other Net Assets         1.8%

MANAGER'S DISCUSSION

During the period under review, the energy sector contributed to Fund performance, as did the materials and consumer staples sectors.(3) Key energy sector contributors included Apache, Devon Energy and Occidental Petroleum as oil prices reached record highs during the period. In the materials sector, steel products manufacturer Nucor helped performance, while in the consumer staples sector, food and staples retailer Wal-Mart Stores performed well.

By sector, the financials sector was the biggest detractor during the period, followed by industrials and health care.(4) Financials sector holdings that hindered Fund returns included insurer Ambac Financial Group, diversified financials company Citigroup, and thrifts and mortgage finance companies Freddie Mac and Washington Mutual. In the industrials sector, capital goods conglomerate General Electric hurt performance, while in the health care sector, pharmaceuticals company Merck declined in value.

During the reporting period, the Fund initiated a position in retailer Nordstrom. We also added to six existing holdings: insurer American International Group, consumer products company Fortune Brands, retailer J.C. Penney, Merck, Nucor and Washington Mutual.

The Fund did not fully liquidate any positions during the period; however, we reduced several holdings either because we believed the shares were fully valued or the companies' fundamentals had deteriorated. Significant sales included capital goods company 3M, technology hardware and equipment manufacturer International Business Machines, restaurant company McDonald's, and household products manufacturer Procter & Gamble.

3. The consumer staples sector comprises food and staples retailing, and household and personal products in the SOI.

4. The financials sector comprises banks, diversified financials and insurance in the SOI. The industrials sector comprises capital goods and transportation in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology and life sciences in the SOI.


                             22 | Semiannual Report




Thank you for your continued participation in Franklin Large Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman
William J. Lippman
Lead Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Large Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS
Franklin Large Cap Value Fund 4/30/08

COMPANY                                 % OF TOTAL
SECTOR/INDUSTRY                         NET ASSETS
-------------------------------------   ----------
Illinois Tool Works Inc.                   3.5%
   CAPITAL GOODS
General Electric Co.                       3.4%
   CAPITAL GOODS
Wal-Mart Stores Inc.                       3.4%
   FOOD & STAPLES RETAILING
Apache Corp.                               3.4%
   ENERGY
Nucor Corp.                                3.3%
   MATERIALS
Occidental Petroleum Corp.                 3.1%
   ENERGY
Exxon Mobil Corp.                          3.1%
   ENERGY
International Business Machines Corp.      3.1%
   TECHNOLOGY HARDWARE & EQUIPMENT
Praxair Inc.                               3.0%
   MATERIALS
United Technologies Corp.                  2.8%
   CAPITAL GOODS


                             Semiannual Report | 23




Performance Summary as of 4/30/08

FRANKLIN LARGE CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FLVAX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$2.26    $14.49     $16.75
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2335
Short-Term Capital Gain           $0.2263
Long-Term Capital Gain            $0.7475
   TOTAL                          $1.2073

CLASS B (SYMBOL: FBLCX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$2.18    $14.34     $16.52
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1162
Short-Term Capital Gain           $0.2263
Long-Term Capital Gain            $0.7475
   TOTAL                          $1.0900

CLASS C (SYMBOL: FLCVX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$2.18    $14.33     $16.51
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1120
Short-Term Capital Gain           $0.2263
Long-Term Capital Gain            $0.7475
   TOTAL                          $1.0858

CLASS R (SYMBOL: FLCRX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$2.25    $14.36     $16.61
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2141
Short-Term Capital Gain           $0.2263
Long-Term Capital Gain            $0.7475
   TOTAL                          $1.1879

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$2.31    $14.45     $16.76
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2983
Short-Term Capital Gain           $0.2263
Long-Term Capital Gain            $0.7475
   TOTAL                          $1.2721


                             24 | Semiannual Report




Performance Summary (CONTINUED)

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH    1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------------------------------------   -------   -------   -------   ------------------
Cumulative Total Return(2)                -6.27%    -5.14%   +61.68%        +79.76%
Average Annual Total Return(3)           -11.65%   -10.59%    +8.79%         +6.89%
Value of $10,000 Investment(4)          $ 8,835   $ 8,941   $15,237        $16,943
Avg. Ann. Total Return (3/31/08)(5)               -11.99%    +9.20%         +6.30%
   Total Annual Operating Expenses(6)      1.38%

CLASS B                                 6-MONTH    1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------------------------------------   -------   -------   -------   ------------------
Cumulative Total Return(2)                -6.60%    -5.80%   +56.45%        +71.00%
Average Annual Total Return(3)           -10.07%    -9.31%    +9.08%         +7.02%
Value of $10,000 Investment(4)          $ 8,993   $ 9,069   $15,445        $17,100
Avg. Ann. Total Return (3/31/08)(5)                -10.65%    +9.51%         +6.44%
   Total Annual Operating Expenses(6)      2.04%

CLASS C                                 6-MONTH    1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------------------------------------   -------   -------   -------   ------------------
Cumulative Total Return(2)                -6.63%    -5.83%   +56.45%        +70.95%
Average Annual Total Return(3)            -7.50%    -6.71%    +9.36%         +7.01%
Value of $10,000 Investment(4)           $9,250    $9,329   $15,645        $17,095
Avg. Ann. Total Return (3/31/08)(5)                 -8.10%    +9.77%         +6.44%
   Total Annual Operating Expenses(6)      2.03%

CLASS R                                 6-MONTH    1-YEAR    5-YEAR   INCEPTION (8/1/02)
-------------------------------------   -------   -------   -------   ------------------
Cumulative Total Return(2)                -6.33%    -5.36%   +60.32%        +65.24%
Average Annual Total Return(3)            -6.33%    -5.36%    +9.90%         +9.14%
Value of $10,000 Investment(4)           $9,367   $ 9,464   $16,032        $16,524
Avg. Ann. Total Return (3/31/08)(5)                 -6.78%   +10.31%         +8.34%
   Total Annual Operating Expenses(6)      1.54%

ADVISOR CLASS(7)                        6-MONTH    1-YEAR    5-YEAR   INCEPTION (6/1/00)
-------------------------------------   -------   -------   -------   ------------------
Cumulative Total Return(2)                -6.12%    -4.87%   +63.05%        +81.29%
Average Annual Total Return(3)            -6.12%    -4.87%   +10.27%         +7.81%
Value of $10,000 Investment(4)           $9,388   $ 9,513   $16,305        $18,129
Avg. Annx. Total Return (3/31/08)(5)                -6.29%   +10.69%         +7.22%
   Total Annual Operating Expenses(6)      1.04%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL 1-800/342-5236.


                             Semiannual Report | 25




Performance Summary (CONTINUED)

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKETS AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +19.10% and +7.26%.


                             26 | Semiannual Report




Your Fund's Expenses

FRANKLIN LARGE CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             Semiannual Report | 27



Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT  ENDING ACCOUNT    EXPENSES PAID DURING
                                            VALUE 11/1/07     VALUE 4/30/08  PERIOD* 11/1/07-4/30/08
                                          -----------------  --------------  -----------------------
CLASS A
Actual                                          $1,000          $  937.30             $ 6.61
Hypothetical (5% return before expenses)        $1,000          $1,018.04             $ 6.89

CLASS B
Actual                                          $1,000          $  934.00             $ 9.96
Hypothetical (5% return before expenses)        $1,000          $1,014.52             $10.38

CLASS C
Actual                                          $1,000          $  933.70             $ 9.95
Hypothetical (5% return before expenses)        $1,000          $1,014.57             $10.36

CLASS R
Actual                                          $1,000          $  936.70             $ 7.57
Hypothetical (5% return before expenses)        $1,000          $1,017.01             $ 7.89

ADVISOR CLASS
Actual                                          $1,000          $  938.80             $ 5.17
Hypothetical (5% return before expenses)        $1,000          $1,019.49             $ 5.38

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.37%; B: 2.07%; C: 2.07%; R: 1.57%; and
     Advisor: 1.07%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             28 | Semiannual Report



Franklin MicroCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MicroCap Value Fund seeks high total return, of which capital appreciation and income are components, by investing at least 80% of its net assets in securities of companies with market capitalizations under $400 million at the time of purchase, which we believe are undervalued in the marketplace.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin MicroCap Value Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin MicroCap Value Fund - Class A had a -14.52% cumulative total return for the six months under review. The Fund underperformed its benchmark, the Russell 2000 Value Index, which declined 11.55% for the same period.(1) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 32.

INVESTMENT STRATEGY

Our strategy is to buy shares of financially sound, well-established companies at a low price-to-book value, where we have reasonable confidence that book value will increase over several years. We limit purchases to companies with market capitalizations of less than $400 million, which we define as "microcap." Book value per share is a company's net worth or shareholders' equity on an accounting or "book" basis, divided by shares outstanding. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify individual companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. Source: Standard & Poor's Micropal. The Russell 2000 Value Index is market capitalization weighted and measures performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 79.


                             Semiannual Report | 29




                                  (BAR CHART)

PORTFOLIO BREAKDOWN
Franklin MicroCap Value Fund
Based on Total Net Assets as of 4/30/08

Capital Goods                               15.4%
Food, Beverage & Tobacco                    13.9%
Materials                                   10.1%
Commercial Services & Supplies               6.8%
Insurance                                    5.5%
Retailing                                    5.0%
Consumer Durables & Apparel                  4.3%
Transportation                               4.3%
Energy                                       3.9%
Telecommunication Services                   3.5%
Banks                                        3.0%
Real Estate                                  2.6%
Food & Staples Retailing                     2.5%
Other                                        2.9%
Short-Term Investments & Other Net Assets   16.3%

MANAGER'S DISCUSSION

On April 30, 2008, the Fund's total net assets were $397 million, and short-term investments and other net assets stood at 16.3%, compared with total net assets of $501 million on October 31, 2007, and short-term investments and other net assets of 17.3%. The Fund closed to new investors (with the exception of certain retirement accounts) in January 2004. The close does not restrict existing shareholders from adding to or reducing their investment in the Fund, except that once an account is reduced to zero, it may not be reopened unless the Fund reopens. Net Fund outflows to existing shareholders were $26.2 million during the six-month period.

We identified four new investment opportunities during the period under review:
Fred's, a discount retailer; Shoe Carnival, a footwear retailer; Spherion, a staffing company; and WSB Holdings, a savings bank based in Maryland. We also added to several existing positions, including Hardinge, Kohlberg Capital, Mercer Insurance Group and P.A.M. Transportation Services. Cash deployed into new and existing positions totaled $20.8 million during the period.

Proceeds from portfolio sales and capital distributions totaled $27.1 million, including $3.1 million from two takeovers, Printronix and SEMCO Energy, which were announced prior to the period under review. There were no new takeover announcements in the Fund. By contrast, more than half of the $49.5 million in total portfolio sales in the prior year's semiannual period was generated by takeovers. Historically, takeovers have been an important part of the Fund's investment returns. We believe the drop in takeovers reflects disruptions in the credit markets that began with subprime mortgages early in 2007.

We also eliminated three other positions: Exponent, Maine & Maritimes, and National RV Holdings. The first two represented outcomes consistent with our expectations at time of purchase. National RV generated a substantial loss. The balance of portfolio sales was generally in response to price appreciation, including some that were among the strongest contributors to Fund performance during the period under review.

Positions that contributed most positively to Fund performance during the six months included Omega Protein (fish meal and oil), Tecumseh Products (compressors), PHI (helicopter transportation), Northwest Pipe (steel pipe), Smith Investment (electric motors and hot water heaters), and Central Steel & Wire (steel service center).

There were many more detractors from performance than contributors. These included Hardinge (machine tools), Delta Apparel (T-shirts, team uniforms and other activewear), Duckwall-ALCO Stores (retailing), RTI International Metals


                             30 | Semiannual Report




(titanium), Healthcare Services Group (laundry, linen and food service for nursing homes), Tandy Brands Accessories (fashion accessories), Beverly Hills Bancorp (mortgage services), Bresler & Reiner (real estate development), and Courier (book printing and publishing). Most of these detractors and many more among our holdings gave up some of the significant gains achieved during our ownership. Unpleasant as that is, the market reflected what we believe were conditions better suited to value investors like ourselves than we have seen since we closed the Fund to new investors in 2004.

Thank you for your continued participation in Franklin MicroCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF BRUCE C. BAUGHMAN)


/s/ Bruce C. Baughman
Bruce C. Baughman, CPA
Lead Portfolio Manager

William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MicroCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 EQUITY HOLDINGS

Franklin MicroCap Value Fund 4/30/08

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
-------------------------------   ----------
PHI Inc.                             3.9%
   ENERGY
Seneca Foods Corp., A, B & pfd.      3.5%
   FOOD, BEVERAGE & TOBACCO
Omega Protein Corp.                  3.3%
   FOOD, BEVERAGE & TOBACCO
Smithfield Foods Inc.                3.3%
   FOOD, BEVERAGE & TOBACCO
Hardinge Inc.                        3.3%
   CAPITAL GOODS
Atlantic Tele-Network Inc.           3.2%
   TELECOMMUNICATION SERVICES
American Pacific Corp.               2.9%
   MATERIALS
CIRCOR International Inc.            2.6%
   CAPITAL GOODS
Village Super Market Inc., A         2.5%
   FOOD & STAPLES RETAILING
ACMAT Corp., A                       2.4%
   INSURANCE


                             Semiannual Report | 31




Performance Summary as of 4/30/08

FRANKLIN MICROCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRMCX)                      CHANGE   4/30/08   10/31/07
-------------------------------             -------   -------   --------
Net Asset Value (NAV)                       -$11.80    $32.22    $44.02
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.4116
Long-Term Capital Gain            $5.2128
   TOTAL                          $5.6244

ADVISOR CLASS (SYMBOL: FVRMX)                CHANGE   4/30/08   10/31/07
-------------------------------             -------   -------   --------
Net Asset Value (NAV)                       -$11.89    $32.25    $44.14
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.5273
Long-Term Capital Gain            $5.2128
   TOTAL                          $5.7401

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VAL UE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                 6-MONTH    1-YEAR    5-YEAR     10-YEAR
-------------------------------------   -------   -------   --------   --------
Cumulative Total Return(1)               -14.52%   -15.77%    +99.03%   +149.15%
Average Annual Total Return(2)           -19.45%   -20.62%    +13.41%     +8.91%
Value of $10,000 Investment(3)          $ 8,055   $ 7,938   $ 18,759   $ 23,484
Avg. Ann. Total Return (3/31/08)(4)                -18.63%    +14.03%     +9.48%
   Total Annual Operating Expenses(5)      1.20%

ADVISOR CLASS(6)                        6-MONTH    1-YEAR    5-YEAR     10-YEAR
-------------------------------------   -------   -------   --------   --------
Cumulative Total Return(1)               -14.43%   -15.55%   +100.25%   +150.67%
Average Annual Total Return(2)           -14.43%   -15.55%    +14.90%     +9.63%
Value of $10,000 Investment(3)          $ 8,557   $ 8,445   $ 20,025   $ 25,067
Avg. Ann. Total Return (3/31/08)(4)                -13.45%    +15.52%    +10.19%
   Total Annual Operating Expenses(5)      0.96%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YO UR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL 1-800/342-5236.


                             32 | Semiannual Report



Performance Summary (CONTINUED)

ENDNOTES

THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.

6. Effective 11/1/05, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/1/05, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 10/31/05, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 11/1/05 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +14.28% and +5.50%.


                             Semiannual Report | 33



Your Fund's Expenses

FRANKLIN MICROCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             34 | Semiannual Report



Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  854.80                $5.07
Hypothetical (5% return before expenses)         $1,000           $1,019.39                $5.52

ADVISOR CLASS
Actual                                           $1,000           $  855.70                $3.97
Hypothetical (5% return before expenses)         $1,000           $1,020.59                $4.32

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.10% and Advisor: 0.86%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 35




Franklin MidCap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin MidCap Value Fund seeks long-term total return by investing at least 80% of net assets in securities of mid-capitalization companies that we believe are undervalued. We define mid-capitalization companies as those with market capitalizations that are similar in size at the time of purchase to those in the Russell Midcap(TM) Index.(1)

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin MidCap Value Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin MidCap Value Fund - Class A had a -6.36% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell Midcap Value Index, which declined 9.20% for the same period.(2) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find more of the Fund's performance data in the Performance Summary beginning on page 39.

INVESTMENT STRATEGY

Our goal is to invest in mid-capitalization companies that we determine are currently undervalued and have the potential for capital appreciation. The Fund purchases stocks that are out of favor in the market for reasons we believe will prove to be temporary in nature. In addition, the Fund will invest in companies with valuable intangibles not reflected in the stock price. This strategy is not aimed at short-term trading gains, nor do we consider the composition of any index. Rather, we try to identify attractively priced, financially sound companies that meet our investment criteria, and we assume at purchase that we will hold the positions for several years.

1. The Russell Midcap Index is market capitalization weighted and measures performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of total market capitalization of the Russell 1000 Index.

2. Source: Standard & Poor's Micropal. The Russell Midcap Value Index is market capitalization weighted and measures performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 87.


                             36 | Semiannual Report




MANAGER'S DISCUSSION

During the period under review, several energy sector holdings that performed well were Chesapeake Energy, Peabody Energy and ENSCO International, which benefited during the period from high energy prices. Transportation company J.B. Hunt Transport Services also was a key contributor to performance as growth in the company's intermodal business helped offset weak demand and high fuel costs for traditional trucking services.

Detractors from performance included diversified financial companies CIT Group and KKR Private Equity Investors, which were negatively affected by the recent credit market upheaval. Capital goods manufacturers Oshkosh and Carlisle also hindered performance due largely to fears that a weak economy could negatively impact results. Consumer products company Fortune Brands declined in value as its home products business was hurt by the housing market downturn and slowing economy.

During the reporting period, we added to several existing holdings, as well as initiated positions in four stocks we believed were attractively valued. Our new positions were in mortgage banking company Freddie Mac, motorcycle manufacturer Harley Davidson, department store Nordstrom and capital equipment manufacturer Terex.

We liquidated four positions during the period, either because we believed the stocks were fully valued or the companies' fundamentals had deteriorated. We sold our holdings in home builder Lennar, contract resource organization Pharmaceutical Product Development, beauty supplies distributor Sally Beauty Holdings and Southwest Airlines.

                                  (BAR CHART)

PORTFOLIO BREAKDOWN
Franklin MidCap Value Fund
Based on Total Net Assets as of 4/30/08

Capital Goods                                    15.1%
Energy                                           11.6%
Materials                                        11.5%
Consumer Durables & Apparel                       7.9%
Utilities                                         7.3%
Food, Beverage & Tobacco                          6.5%
Insurance                                         5.7%
Automobiles & Components                          4.0%
Banks                                             3.4%
Retailing                                         3.2%
Diversified Financials                            2.9%
Software & Services                               2.9%
Transportation                                    2.5%
Health Care Equipment & Services                  2.3%
Pharmaceuticals, Biotechnology & Life Sciences    2.0%
Other                                             2.0%
Short-Term Investments & Other Net Assets         9.2%

                             Semiannual Report | 37




TOP 10 EQUITY HOLDINGS

Franklin MidCap Value Fund
4/30/08

COMPANY                           % OF TOTAL
SECTOR/INDUSTRY                   NET ASSETS
-------------------------------   ----------
Atmos Energy Corp.                   3.5%
   UTILITIES
Fortune Brands Inc.                  3.2%
   CONSUMER DURABLES & APPAREL
DTE Energy Co.                       3.1%
   UTILITIES
McCormick & Co. Inc.                 3.0%
   FOOD, BEVERAGE & TOBACCO
SAIC Inc.                            2.9%
   SOFTWARE & SERVICES
Autoliv Inc. (Sweden)                2.9%
   AUTOMOBILES & COMPONENTS
Overseas Shipholding Group Inc.      2.8%
   ENERGY
Celanese Corp., A                    2.8%
   MATERIALS
Dean Foods Co.                       2.6%
   FOOD, BEVERAGE & TOBACCO
Embraer-Empresa Brasileira de
Aeronautica SA, ADR (Brazil)         2.6%
   CAPITAL GOODS

Thank you for your continued participation in Franklin MidCap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF Sam Kerner)


/s/ Sam Kerner
Sam Kerner, CFA
Lead Portfolio Manager

Bruce C. Baughman, CPA
William J. Lippman
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin MidCap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             38 | Semiannual Report




Performance Summary as of 4/30/08

FRANKLIN MIDCAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FMVAX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$1.03    $10.89     $11.92
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1284
Short-Term Capital Gain           $0.0278
Long-Term Capital Gain            $0.1187
   TOTAL                          $0.2749

CLASS C (SYMBOL: FMVCX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$0.98    $10.83     $11.81
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.0597
Short-Term Capital Gain           $0.0278
Long-Term Capital Gain            $0.1187
   TOTAL                          $0.2062

CLASS R (SYMBOL: N/A)                       CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$0.99    $10.88     $11.87
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.0813
Short-Term Capital Gain           $0.0278
Long-Term Capital Gain            $0.1187
   TOTAL                          $0.2278

ADVISOR CLASS (SYMBOL: N/A)                 CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$1.05    $10.94     $11.99
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.1652
Short-Term Capital Gain           $0.0278
Long-Term Capital Gain            $0.1187
   TOTAL                          $0.3117


                             Semiannual Report | 39




Performance Summary (CONTINUED)

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                         6-MONTH    1-YEAR   INCEPTION (7/1/05)
-------------------------------------           -------   -------   ------------------
Cumulative Total Return(2)                        -6.36%    -9.55%        +15.68%
Average Annual Total Return(3)                   -11.77%   -14.73%         +3.10%
Value of $10,000 Investment(4)                  $ 8,823   $ 8,527        $10,903
Avg. Ann. Total Return (3/31/08)(5)                        -16.38%         +1.05%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.67%
      With Waiver                       1.40%

CLASS C                                         6-MONTH    1-YEAR   INCEPTION (7/1/05)
-------------------------------------           -------   -------   ------------------
Cumulative Total Return(2)                        -6.58%   -10.08%        +13.65%
Average Annual Total Return(3)                    -7.49%   -10.96%         +4.62%
Value of $10,000 Investment(4)                   $9,251   $ 8,904        $11,365
Avg. Ann. Total Return (3/31/08)(5)                        -12.69%         +2.62%
   Total Annual Operating Expenses(6)
      Without Waiver                    2.30%
      With Waiver                       2.03%

CLASS R                                         6-MONTH    1-YEAR   INCEPTION (7/1/05)
-------------------------------------           -------   -------   ------------------
Cumulative Total Return(2)                        -6.45%    -9.72%        +15.16%
Average Annual Total Return(3)                    -6.45%    -9.72%         +5.12%
Value of $10,000 Investment(4)                   $9,355   $ 9,028        $11,516
Avg. Ann. Total Return (3/31/08)(5)                        -11.46%         +3.12%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.82%
      With Waiver                       1.55%

ADVISOR CLASS                                   6-MONTH    1-YEAR   INCEPTION (7/1/05)
-------------------------------------           -------   -------   ------------------
Cumulative Total Return(2)                        -6.18%    -9.21%        +16.93%
Average Annual Total Return(3)                    -6.18%    -9.21%         +5.68%
Value of $10,000 Investment(4)                   $9,382   $ 9,079        $11,693
Avg. Ann. Total Return (3/31/08)(5)                        -10.98%         +3.63%
   Total Annual Operating Expenses(6)
      Without Waiver                    1.32%
      With Waiver                       1.05%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL 1-800/342-5236.

THE MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO LIMIT FUND EXPENSES SO THAT TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT EXCEED THE AMOUNT SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES) FOR EACH SHARE CLASS UNTIL 2/28/09.


                             40 | Semiannual Report




Performance Summary (CONTINUED)

ENDNOTES

WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORT TERM. THESE PRICE MOVEMENTS MAY RESULT FROM FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. HISTORICALLY, MIDSIZE COMPANY SECURITIES HAVE BEEN MORE VOLATILE IN PRICE THAN LARGER COMPANY SECURITIES, ESPECIALLY OVER THE SHORT TERM. MIDSIZE COMPANIES MAY BE MORE SUSCEPTIBLE TO PARTICULAR ECONOMIC EVENTS OR COMPETITIVE FACTORS THAN ARE LARGER, MORE BROADLY DIVERSIFIED COMPANIES. IN ADDITION, THE FUND MAY INVEST UP TO 25% OF ITS TOTAL ASSETS IN FOREIGN SECURITIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AND POLITICAL UNCERTAINTY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 41



Your Fund's Expenses

FRANKLIN MIDCAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             42 | Semiannual Report



Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                            VALUE 11/1/07      VALUE 4/30/08    PERIOD* 11/1/07-4/30/08
                                          -----------------   --------------    -----------------------
CLASS A
Actual                                          $1,000          $  936.40               $ 6.74
Hypothetical (5% return before expenses)        $1,000          $1,017.90               $ 7.02

CLASS C
Actual                                          $1,000          $  934.20               $ 9.76
Hypothetical (5% return before expenses)        $1,000          $1,014.77               $10.17

CLASS R
Actual                                          $1,000          $  935.50               $ 7.46
Hypothetical (5% return before expenses)        $1,000          $1,017.16               $ 7.77

ADVISOR CLASS
Actual                                          $1,000          $  938.20               $ 5.06
Hypothetical (5% return before expenses)        $1,000          $1,019.64               $ 5.27

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.40%; C: 2.03%; R:
     1.55%; and Advisor: 1.05%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 43



Franklin Small Cap Value Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Small Cap Value Fund seeks long-term capital appreciation by investing at least 80% of net assets in securities of small-capitalization companies that we believe are undervalued. We define small-capitalization companies as those with market capitalizations less than $3.5 billion at the time of purchase.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Small Cap Value Fund covers the period ended April 30, 2008.

PERFORMANCE OVERVIEW

Franklin Small Cap Value Fund - Class A had a -7.11% cumulative total return for the six months under review. The Fund performed better than its benchmark, the Russell 2500(TM) Value Index, which declined 10.32% for the same period.(1) Please note the Fund employs a bottom-up stock selection process and we invest in securities without regard to benchmark comparisons. Although this report covers a six-month period, our investment strategy aims for long-term results. You can find the Fund's long-term performance data in the Performance Summary beginning on page 47.

INVESTMENT STRATEGY

We seek to invest in small-capitalization companies that we believe are selling below their underlying worth and hold them until they reach what we consider is their fair market value. We seek a diversified portfolio of fundamentally sound companies purchased at attractive prices, often when they are out of favor with other investors. Portfolio securities are selected without regard to benchmark comparisons and are based on fundamental bottom-up research focusing on several criteria, such as low price relative to earnings, book value or cash flow. We also consider stocks with recent sharp price declines that we believe still have significant growth potential or that possess valuable intangibles not reflected in the stock price.

1. Source: Standard & Poor's Micropal. The Russell 2500 Value Index is market capitalization weighted and measures performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 95.


                             44 | Semiannual Report




MANAGER'S DISCUSSION

During the period under review, energy sector holding CONSOL Energy performed well amid record high energy prices. In the materials sector, steel-related holdings Steel Dynamics and United States Steel helped performance.

Detractors from performance included stocks from industries negatively affected by the housing market downturn and economic slowdown. Among decliners during the period were bond insurer Security Capital Assurance, residential and commercial building products manufacturer Gibraltar Industries and recreational vehicle manufacturer Thor Industries.

During the reporting period, we invested in two new attractively valued positions: oil and natural gas equipment manufacturer Carbo Ceramics and retailer Saks. We also added significantly to several existing positions including Carlisle, Group 1 Automotive and Old Republic International.

The Fund liquidated 16 positions during the period. One holding, Genlyte Group, was acquired by Royal Philips Electronics for cash at a 52% premium to Genlyte's share price prior to the deal's announcement in November 2007. The other positions were sold either because we believed the shares were fully valued or the companies' fundamentals had deteriorated.

                                  (BAR CHART)

PORTFOLIO BREAKDOWN
Franklin Small Cap Value Fund
Based on Total Net Assets as of 4/30/08

Capital Goods                               19.7%
Materials                                   14.9%
Energy                                      12.5%
Insurance                                    9.7%
Consumer Durables & Apparel                  8.7%
Retailing                                    8.0%
Technology Hardware & Equipment              3.4%
Banks                                        3.2%
Transportation                               3.0%
Automobiles & Components                     2.9%
Commercial Services & Supplies               2.3%
Utilities                                    2.0%
Other                                        6.1%
Short-Term Investments & Other Net Assets    3.6%


                             Semiannual Report | 45



TOP 10 EQUITY HOLDINGS
Franklin Small Cap Value Fund
4/30/08

COMPANY                            % OF TOTAL
SECTOR/INDUSTRY                    NET ASSETS
--------------------------------   ----------
Steel Dynamics Inc.                   3.5%
   MATERIALS
Reliance Steel & Aluminum Co.         2.0%
   MATERIALS
Gerdau Ameristeel Corp. (Canada)      1.8%
   MATERIALS
Universal Forest Products Inc.        1.7%
   CAPITAL GOODS
Old Republic International Corp.      1.7%
   INSURANCE
The Warnaco Group Inc.                1.6%
   CONSUMER DURABLES & APPAREL
Mueller Industries Inc.               1.5%
   CAPITAL GOODS
Thor Industries Inc.                  1.5%
   AUTOMOBILES & COMPONENTS
Regis Corp.                           1.5%
   CONSUMER SERVICES
Genessee & Wyoming Inc.               1.4%
   TRANSPORTATION

Thank you for your continued participation in Franklin Small Cap Value Fund. We look forward to serving your future investment needs.

(PHOTO OF WILLIAM J. LIPPMAN)


/s/ William J. Lippman
William J. Lippman
Co-Portfolio Manager

(PHOTO OF Y. DOGAN SAHIN)


/s/ Y. Dogan Sahin
Y. Dogan Sahin, CFA
Co-Portfolio Manager

Bruce C. Baughman, CPA
Margaret McGee
Donald G. Taylor, CPA

Portfolio Management Team
Franklin Small Cap Value Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF APRIL 30, 2008, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                             46 | Semiannual Report




Performance Summary as of 4/30/08

FRANKLIN SMALL CAP VALUE FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FRVLX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$5.30    $40.64    $45.94
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.3559
Short-Term Capital Gain           $0.0763
Long-Term Capital Gain            $1.5495
   TOTAL                          $1.9817

CLASS B (SYMBOL: FBVAX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$4.95    $38.95    $43.90
DISTRIBUTIONS (11/1/07-4/30/08)
Short-Term Capital Gain           $0.0763
Long-Term Capital Gain            $1.5495
   TOTAL                          $1.6258

CLASS C (SYMBOL: FRVFX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$4.93    $38.44    $43.37
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.0353
Short-Term Capital Gain           $0.0763
Long-Term Capital Gain            $1.5495
   TOTAL                          $1.6611

CLASS R (SYMBOL: FVFRX)                     CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$5.27    $40.39    $45.66
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.2945
Short-Term Capital Gain           $0.0763
Long-Term Capital Gain            $1.5495
   TOTAL                          $1.9203

ADVISOR CLASS (SYMBOL: FVADX)               CHANGE   4/30/08   10/31/07
-------------------------------             ------   -------   --------
Net Asset Value (NAV)                       -$5.48    $41.78    $47.26
DISTRIBUTIONS (11/1/07-4/30/08)
Dividend Income                   $0.4829
Short-Term Capital Gain           $0.0763
Long-Term Capital Gain            $1.5495
   TOTAL                          $2.1087


                             Semiannual Report | 47



Performance Summary (CONTINUED)

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 IN VESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. UNTIL AUGUST 31, 2008, THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

CLASS A                                       6-MONTH    1-YEAR    5-YEAR    10-YEAR
-------------------------------------         -------   -------   --------   -------
Cumulative Total Return(1)                      -7.11%    -8.23%   +106.93%   +86.43%
Average Annual Total Return(2)                 -12.45%   -13.51%    +14.29%    +5.80%
Value of $10,000 Investment(3)                $ 8,755   $ 8,649   $ 19,501   $17,573
Avg. Ann. Total Return (3/31/08)(4)                      -15.27%    +15.13%    +5.28%
   Total Annual Operating Expenses(5)            1.23%

CLASS B                                       6-MONTH    1-YEAR    5-YEAR    INCEPTION (1/1/99)
-------------------------------------         -------   -------   --------   ------------------
Cumulative Total Return(1)                      -7.49%    -8.92%    +99.94%       +146.00%
Average Annual Total Return(2)                 -11.04%   -12.42%    +14.63%        +10.13%
Value of $10,000 Investment(3)                $ 8,896   $ 8,758    $19,794       $ 24,600
Avg. Ann. Total Return (3/31/08)(4)                      -14.16%    +15.50%         +9.68%
   Total Annual Operating Expenses(5)            1.96%

CLASS C                                       6-MONTH    1-YEAR    5-YEAR    10-YEAR
-------------------------------------         -------   -------   --------   -------
Cumulative Total Return(1)                      -7.45%    -8.90%   +100.00%   +74.41%
Average Annual Total Return(2)                  -8.34%    -9.77%    +14.87%    +5.72%
Value of $10,000 Investment(3)                 $9,166   $ 9,023   $ 20,000   $17,441
Avg. Ann. Total Return (3/31/08)(4)                      -11.62%    +15.72%    +5.20%
   Total Annual Operating Expenses(5)            1.96%

CLASS R                                       6-MONTH    1-YEAR    5-YEAR    INCEPTION (8/1/02)
-------------------------------------         -------   -------   --------   ------------------
Cumulative Total Return(1)                      -7.23%    -8.45%   +105.01%       +100.79%
Average Annual Total Return(2)                  -7.23%    -8.45%    +15.44%        +12.90%
Value of $10,000 Investment(3)                 $9,277   $ 9,155   $ 20,501       $ 20,079
Avg. Ann. Total Return (3/31/08)(4)                      -10.30%    +16.29%        +12.19%
   Total Annual Operating Expenses(5)            1.46%

ADVISOR CLASS                                 6-MONTH    1-YEAR    5-YEAR    10-YEAR
-------------------------------------         -------   -------   --------   -------
Cumulative Total Return(1)                      -7.01%    -8.00%   +110.17%   +92.89%
Average Annual Total Return(2)                  -7.01%    -8.00%    +16.01%    +6.79%
Value of $10,000 Investment(3)                 $9,299    $9,200   $ 21,017   $19,289
Avg. Ann. Total Return (3/31/08)(4)                       -9.86%    +16.87%    +6.27%
   Total Annual Operating Expenses(5)            0.96%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL 1-800/342-5236.


                             48 | Semiannual Report




Performance Summary (CONTINUED)

ENDNOTES

THE FUND'S INVESTMENTS IN SMALLER-COMPANY STOCKS INVOLVE SPECIAL RISKS AS SUCH STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, SMALLER COMPANIES OFTEN HAVE RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS A: Prior to 8/3/98, these shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Figures are as stated in the Fund's prospectus current as of the date of this report.


                             Semiannual Report | 49



Your Fund's Expenses

FRANKLIN SMALL CAP VALUE FUND

As a Fund shareholder, you can incur two types of costs:

- Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                             50 | Semiannual Report



Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                             VALUE 11/1/07      VALUE 4/30/08   PERIOD* 11/1/07-4/30/08
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  928.90              $5.97
Hypothetical (5% return before expenses)         $1,000           $1,018.67              $6.25

CLASS B
Actual                                           $1,000           $  925.10              $9.40
Hypothetical (5% return before expenses)         $1,000           $1,015.07              $9.84

CLASS C
Actual                                           $1,000           $  925.50              $9.33
Hypothetical (5% return before expenses)         $1,000           $1,015.17              $9.76

CLASS R
Actual                                           $1,000           $  927.70              $7.01
Hypothetical (5% return before expenses)         $1,000           $1,017.55              $7.34

ADVISOR CLASS
Actual                                           $1,000           $  929.90              $4.62
Hypothetical (5% return before expenses)         $1,000           $1,020.04              $4.84

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.24%; B: 1.96%; C: 1.95%; R: 1.46%; and
     Advisor: 0.96%), multiplied by the average account value over the period, multiplied by 182/366 to reflect the one-half year period.


                             Semiannual Report | 51



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN ALL CAP VALUE FUND

                                          SIX MONTHS ENDED
                                           APRIL 30, 2008         YEAR ENDED
                                             (UNAUDITED)     OCTOBER 31, 2007(g)
                                          ----------------   -------------------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $ 9.52               $10.00
                                             ------               ------
Income from investment operations(a):
   Net investment income(b) ...........        0.03                 0.02
   Net realized and unrealized gains
      (losses) ........................       (0.38)               (0.50)
                                             ------               ------
Total from investment operations ......       (0.35)               (0.48)
                                             ------               ------
Less distributions from net investment
   income .............................       (0.05)                  --
                                             ------               ------
Redemption fees .......................          --(e)                --(e)
                                             ------               ------
Net asset value, end of period ........      $ 9.12               $ 9.52
                                             ======               ======
Total return(c) .......................       (3.62)%              (4.80)%

RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments
   by affiliates ......................        2.72%                3.91%
Expenses net of waiver and payments
   by affiliates ......................        1.25%(f)             1.25%(f)
Net investment income .................        0.72%                0.50%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $8,399               $7,138
Portfolio turnover rate ...............        3.68%                5.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.


 52 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN ALL CAP VALUE FUND

                                          SIX MONTHS ENDED
                                           APRIL 30, 2008         YEAR ENDED
CLASS C                                      (UNAUDITED)     OCTOBER 31, 2007(g)
-------                                   ----------------   -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $ 9.50               $10.00
                                             ------               ------
Income from investment operations(a):
   Net investment income (loss)(b) ....          --(e)             (0.01)
   Net realized and unrealized gains
      (losses) ........................       (0.38)               (0.49)
                                             ------               ------
Total from investment operations ......       (0.38)               (0.50)
                                             ------               ------
Less distributions from net investment
   income .............................       (0.04)                  --
                                             ------               ------
Redemption fees .......................          --(e)                --(e)
                                             ------               ------
Net asset value, end of period ........      $ 9.08               $ 9.50
                                             ======               ======
Total return(c) .......................       (3.88)%              (5.10)%

RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments
   by affiliates ......................        3.37%                4.56%
Expenses net of waiver and payments
   by affiliates ......................        1.90%(f)             1.90%(f)
Net investment income (loss) ..........        0.07%               (0.15)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $1,342               $  847
Portfolio turnover rate ...............        3.68%                5.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 53



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN ALL CAP VALUE FUND

                                          SIX MONTHS ENDED
                                           APRIL 30, 2008         YEAR ENDED
CLASS R                                      (UNAUDITED)     OCTOBER 31, 2007(g)
-------                                   ----------------   -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $ 9.52               $10.00
                                             ------               ------
Income from investment operations(a):
   Net investment income(b) ...........        0.03                 0.02
   Net realized and unrealized gains
     (losses) .........................       (0.39)               (0.50)
                                             ------               ------
Total from investment operations ......       (0.36)               (0.48)
                                             ------               ------
Less distributions from net investment
   income .............................       (0.05)                  --
                                             ------               ------
Redemption fees .......................          --(e)                --(e)
                                             ------               ------
Net asset value, end of period ........      $ 9.11               $ 9.52
                                             ======               ======
Total return(c) .......................       (3.80)%              (4.80)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments
   by affiliates ......................        2.87%                4.06%
Expenses net of waiver and payments
   by affiliates ......................        1.40%(f)             1.40%(f)
Net investment income .................        0.57%                0.35%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $    9               $   10
Portfolio turnover rate ...............        3.68%                5.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.


54 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN ALL CAP VALUE FUND

                                          SIX MONTHS ENDED
                                           APRIL 30, 2008         YEAR ENDED
ADVISOR CLASS                                (UNAUDITED)     OCTOBER 31, 2007(g)
-------------                             ----------------   -------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $ 9.54               $10.00
                                             ------               ------
Income from investment operations(a):
   Net investment income(b) ...........        0.05                 0.04
   Net realized and unrealized gains
     (losses) .........................       (0.39)               (0.50)
                                             ------               ------
Total from investment operations ......       (0.34)               (0.46)
                                             ------               ------
Less distributions from net investment
   income .............................       (0.06)                  --
                                             ------               ------
Redemption fees .......................          --(e)                --(e)
                                             ------               ------
Net asset value, end of period ........      $ 9.14               $ 9.54
                                             ======               ======
Total return(c) .......................       (3.51)%              (4.60)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments
   by affiliates ......................        2.37%                3.56%
Expenses net of waiver and payments
   by affiliates ......................        0.90%(f)             0.90%(f)
Net investment income .................        1.07%                0.85%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $  874               $  979
Portfolio turnover rate ...............        3.68%                5.38%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 55



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN ALL CAP VALUE FUND                                       SHARES      VALUE
--------------------------------------------------------------   -------   -----------
    COMMON STOCKS 92.1%
    BANKS 1.9%
    Beverly Hills Bancorp Inc. ...............................     2,600    $    5,330
    Fannie Mae................................................       900        25,470
    The PMI Group Inc. .......................................     3,200        18,016
    TrustCo Bank Corp. NY.....................................     8,450        73,769
    U.S. Bancorp..............................................     2,200        74,558
                                                                            ----------
                                                                               197,143
                                                                            ----------
    CAPITAL GOODS 16.5%
    Brady Corp., A............................................     4,500       152,775
    Carlisle Cos. Inc. .......................................     2,950        85,196
    Dover Corp................................................     3,300       163,251
    Embraer-Empresa Brasileira de Aeronautica SA,
       ADR (Brazil)....                                            3,200       133,376
    Franklin Electric Co. Inc. ...............................     1,300        50,336
    General Electric Co. .....................................     8,000       261,600
    Hardinge Inc. ............................................     7,292       121,631
    Illinois Tool Works Inc. .................................     2,600       135,954
    Kennametal Inc. ..........................................     3,100       107,787
    Oshkosh Corp. ............................................       700        28,420
    Roper Industries Inc. ....................................       550        34,166
    Trinity Industries Inc. ..................................     3,300       100,320
    United Technologies Corp. ................................     2,000       144,940
    Universal Forest Products Inc. ...........................     4,400       152,724
    Wabash National Corp. ....................................     9,700        81,286
                                                                            ----------
                                                                             1,753,762
                                                                            ----------
    COMMERCIAL SERVICES & SUPPLIES 3.8%
    ABM Industries Inc. ......................................     4,200        87,948
    Healthcare Services Group Inc. ...........................     1,725        26,324
    Kelly Services Inc., A....................................    12,750       283,687
                                                                            ----------
                                                                               397,959
                                                                            ----------
    CONSUMER DURABLES & APPAREL 6.2%
    Adidas AG, ADR (Germany)..................................     2,000        63,750
    Brunswick Corp. ..........................................     6,600       110,088
    D.R. Horton Inc. .........................................     2,400        37,176
    Fortune Brands Inc. ......................................     2,200       148,764
    Hasbro Inc. ..............................................     1,400        49,784
    Leggett & Platt Inc. .....................................     3,900        64,740
    M.D.C. Holdings Inc. .....................................     2,800       122,024
(a) Russ Berrie and Co. Inc. .................................     4,500        63,090
                                                                            ----------
                                                                               659,416
                                                                            ----------
    CONSUMER SERVICES 0.3%
    Hillenbrand Inc. .........................................     1,800        34,272
                                                                            ----------
    DIVERSIFIED FINANCIALS 2.2%
    Bank of America Corp. ....................................     1,300        48,802
    Citigroup Inc. ...........................................     1,000        25,270
    Lehman Brothers Holdings Inc. ............................       600        26,544
    State Street Corp. .......................................     1,800       129,852
                                                                            ----------
                                                                               230,468
                                                                            ----------


                             56 | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN ALL CAP VALUE FUND                                       SHARES      VALUE
--------------------------------------------------------------   -------   -----------
    COMMON STOCKS (CONTINUED)
    ENERGY 19.4%
    Apache Corp. .............................................     1,500    $  202,020
(a) Bristow Group Inc. .......................................     2,750       145,063
    CARBO Ceramics Inc. ......................................     2,700       128,331
    Chesapeake Energy Corp. ..................................     3,850       199,045
    ENSCO International Inc. .................................     3,150       200,749
(a) Global Industries Ltd. ...................................     7,000       111,720
(a) Helix Energy Solutions Group Inc. ........................     3,000       103,650
    Occidental Petroleum Corp. ...............................     2,200       183,062
    Overseas Shipholding Group Inc. ..........................     1,500       112,890
    Peabody Energy Corp. .....................................     1,400        85,582
(a) PHI Inc., non-voting .....................................     9,000       338,130
    Teekay Corp. (Bahamas) ...................................     1,500        68,460
(a) Unit Corp. ...............................................     2,900       184,179
                                                                            ----------
                                                                             2,062,881
                                                                            ----------
    FOOD & STAPLES RETAILING 3.2%
    Wal-Mart Stores Inc. .....................................     5,900       342,082
                                                                            ----------
    FOOD, BEVERAGE & TOBACCO 1.9%
    The Hershey Co. ..........................................       950        35,511
(a) Omega Protein Corp. ......................................     2,400        36,000
(a) Smithfield Foods Inc. ....................................     4,700       134,796
                                                                            ----------
                                                                               206,307
                                                                            ----------
    HEALTH CARE EQUIPMENT & SERVICES 0.4%
    Hill-Rom Holdings Inc. ...................................     1,800        45,234
                                                                            ----------
    HOUSEHOLD & PERSONAL PRODUCTS 0.4%
    The Procter & Gamble Co. .................................       600        40,230
                                                                            ----------
    INSURANCE 7.5%
    AFLAC Inc. ...............................................     1,150        76,670
    American International Group Inc. ........................     1,500        69,300
    Aspen Insurance Holdings Ltd. ............................     1,850        48,082
    Chubb Corp................................................     2,000       105,940
    IPC Holdings Ltd. ........................................     3,500       101,885
    Kansas City Life Insurance Co.............................     2,400       120,000
    Old Republic International Corp. .........................    11,300       162,155
    Security Capital Assurance Ltd. ..........................     6,500         6,673
    StanCorp Financial Group Inc. ............................     2,100       107,604
                                                                            ----------
                                                                               798,309
                                                                            ----------
    MATERIALS 8.2%
(a) American Pacific Corp. ...................................     9,700       167,131
    Bemis Co. Inc. ...........................................     3,300        86,790
    Gerdau Ameristeel Corp. (Canada) .........................     6,800       106,148
    Glatfelter ...............................................     4,000        58,360
    Nucor Corp. ..............................................     1,800       135,900
    Praxair Inc. .............................................       500        45,655
    Steel Dynamics Inc. ......................................     4,000       139,400
    Westlake Chemical Corp....................................     8,000       133,680
                                                                            ----------
                                                                               873,064
                                                                            ----------


                             Semiannual Report | 57



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN ALL CAP VALUE FUND                                       SHARES      VALUE
--------------------------------------------------------------   -------   -----------
    COMMON STOCKS (CONTINUED)
    RETAILING 12.0%
    Brown Shoe Co. Inc. ......................................    10,100   $   168,468
    Christopher & Banks Corp. ................................    12,400       146,940
    Fred's Inc. ..............................................    13,500       149,580
    Group 1 Automotive Inc. ..................................     3,500        93,380
    Haverty Furniture Cos. Inc. ..............................    11,600       105,908
    J.C. Penney Co. Inc. .....................................     3,600       153,000
    The Men's Wearhouse Inc. .................................       300         7,989
    Nordstrom Inc. ...........................................     4,500       158,670
(a) Pier 1 Imports Inc. ......................................     9,500        74,100
(a) Saks Inc. ................................................     4,180        54,382
(a) Tuesday Morning Corp. ....................................    10,100        54,944
(a) Zale Corp. ...............................................     5,400       111,888
                                                                           -----------
                                                                             1,279,249
                                                                           -----------
    TECHNOLOGY HARDWARE & EQUIPMENT 2.0%
(a) Benchmark Electronics Inc. ...............................     6,000       106,680
(a) GTSI Corp. ...............................................    12,550       100,400
                                                                           -----------
                                                                               207,080
                                                                           -----------
    TRANSPORTATION 2.0%
(a) Dollar Thrifty Automotive Group Inc. .....................     5,500        72,545
    J.B. Hunt Transport Services Inc. ........................       700        23,779
(a) P.A.M. Transportation Services Inc. ......................     8,200       116,768
                                                                           -----------
                                                                               213,092
                                                                           -----------
    UTILITIES 4.2%
    Avista Corp. .............................................     6,700       137,551
    DTE Energy Co. ...........................................     2,450        98,759
    IDACORP Inc. .............................................     3,100       100,564
    Sierra Pacific Resources..................................     8,000       109,040
                                                                           -----------
                                                                               445,914
                                                                           -----------
    TOTAL COMMON STOCKS (COST $10,177,983)....................               9,786,462
                                                                           -----------
    SHORT TERM INVESTMENT (COST $817,923) 7.7%
    MONEY MARKET FUND 7.7%
(b) Franklin Institutional Fiduciary Trust Money Market
    Portfolio, 2.29% .........................................   817,923       817,923
                                                                           -----------
    TOTAL INVESTMENTS (COST $10,995,906) 99.8%................              10,604,385
    OTHER ASSETS, LESS LIABILITIES 0.2%.......................                  20,206
                                                                           -----------
    NET ASSETS 100.0%.........................................             $10,624,591
                                                                           ===========

See Selected Portfolio Abbreviations on page 99.

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


 58 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                        SIX MONTHS ENDED                           YEAR ENDED OCTOBER 31,
                                         APRIL 30, 2008  --------------------------------------------------------------------------
CLASS A                                    (UNAUDITED)      2007           2006           2005            2004             2003
-------                                 ---------------- ----------     ----------     ----------      -----------      -----------
PER SHARE OPERATING PERFORMANCE
   (for a share outstanding throughout
   the period)
Net asset value, beginning of period ..  $    69.36      $    69.24     $    61.66     $    53.95       $    45.47      $    37.01
                                         ----------      ----------     ----------     ----------       ----------      ----------
Income from investment operations(a):
   Net investment income(b) ...........        0.42            0.73           0.77           0.34             0.33            0.13
   Net realized and unrealized gains
      (losses) ........................       (5.95)           4.55           9.71           8.71             8.63            8.83
                                         ----------      ----------     ----------     ----------       ----------      ----------
Total from investment operations ......       (5.53)           5.28          10.48           9.05             8.96            8.96
                                         ----------      ----------     ----------     ----------       ----------      ----------
Less distributions from:
   Net investment income ..............       (0.67)          (0.88)         (0.46)         (0.43)           (0.17)          (0.25)
   Net realized gains .................       (5.71)          (4.28)         (2.44)         (0.91)           (0.31)          (0.25)
                                         ----------      ----------     ----------     ----------       ----------      ----------
Total distributions ...................       (6.38)          (5.16)         (2.90)         (1.34)           (0.48)          (0.50)
                                         ----------      ----------     ----------     ----------       ----------      ----------
Redemption fees .......................          --(e)           --(e)          --(e)          --(e)            --(e)           --
                                         ----------      ----------     ----------     ----------       ----------      ----------
Net asset value, end of period ........  $    57.45      $    69.36     $    69.24     $    61.66       $    53.95      $    45.47
                                         ==========      ==========     ==========     ==========       ==========      ==========
Total return(c) .......................       (7.87)%          7.85%         17.54%         16.93%           19.87%          24.51%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................        0.93%(f)        0.90%(f)       0.90%(f)        0.91%(f)        0.91%(f)       1.00%
Net investment income .................        1.48%           1.04%          1.17%          0.57%            0.67%           0.35%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....  $3,416,426      $4,228,683     $4,435,704     $4,164,516       $3,716,567      $3,031,714
Portfolio turnover rate ...............        3.42%(g)        6.40%          7.44%          3.91%            7.03%          13.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of in-kind redemptions. See Note 10.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 59



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                          SIX MONTHS ENDED                         YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    -----------------------------------------------------------------
CLASS B                                      (UNAUDITED)        2007         2006         2005           2004          2003
-------                                   ----------------   ----------   ----------   ----------    -----------   -----------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
     period)
Net asset value, beginning of period ..      $ 68.12         $  68.07     $  60.67     $  53.13      $  44.97       $  36.64
                                             -------         --------     --------     --------      --------       --------
Income from investment operations(a):
   Net investment income (loss)(b)....          0.20             0.20         0.26        (0.11)        (0.06)         (0.15)
   Net realized and unrealized gains
      (losses) ......................          (5.84)            4.48         9.58         8.58          8.53           8.74
                                             -------         --------     --------     --------      --------       --------
Total from investment operations ......        (5.64)            4.68         9.84         8.47          8.47           8.59
                                             -------         --------     --------     --------      --------       --------
Less distributions from:
   Net investment income ..............        (0.11)           (0.35)          --(e)     (0.02)           --          (0.01)
   Net realized gains .................        (5.71)           (4.28)       (2.44)       (0.91)        (0.31)         (0.25)
                                             -------         --------     --------     --------      --------       --------
Total distributions ...................        (5.82)           (4.63)       (2.44)       (0.93)        (0.31)         (0.26)
                                             -------         --------     --------     --------      --------       --------
Redemption fees .......................           --(e)            --(e)        --(e)        --(e)         --(e)          --
                                             -------         --------     --------     --------      --------       --------
Net asset value, end of period ........      $ 56.66         $  68.12     $  68.07     $  60.67      $  53.13       $  44.97
                                             =======         ========     ========     ========      ========       ========
Total return(c) .......................        (8.22)%           7.04%       16.65%       16.03%        18.94%         23.58%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................         1.69%(f)         1.66%(f)     1.66%(f)     1.67%(f)      1.69%(f)       1.75%
Net investment income (loss) ..........         0.72%            0.28%        0.41%       (0.19)%       (0.11)%        (0.40)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $90,225         $114,410     $127,037     $122,795      $114,891       $103,877
Portfolio turnover rate ...............         3.42%(g)         6.40%        7.44%        3.91%         7.03%         13.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of in-kind redemptions. See Note 10.


 60 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    ----------------------------------------------------------
CLASS C                                      (UNAUDITED)       2007        2006        2005         2004         2003
-------                                   ----------------   --------    --------    --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 68.22        $  68.17    $  60.75    $  53.18     $  45.01     $  36.67
                                              -------        --------    --------    --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ....          0.21            0.20        0.27       (0.11)       (0.06)       (0.15)
   Net realized and unrealized gains
      (losses) ........................         (5.84)           4.48        9.59        8.59         8.54         8.74
                                              -------        --------    --------    --------     --------     --------
Total from investment operations ......         (5.63)           4.68        9.86        8.48         8.48         8.59
                                              -------        --------    --------    --------     --------     --------
Less distributions from:
   Net investment income ..............         (0.10)          (0.35)         --          --           --           --
   Net realized gains .................         (5.71)          (4.28)      (2.44)      (0.91)       (0.31)       (0.25)
                                              -------        --------    --------    --------     --------     --------
Total distributions ...................         (5.81)          (4.63)      (2.44)      (0.91)       (0.31)       (0.25)
                                              -------        --------    --------    --------     --------     --------
Redemption fees .......................            --(e)           --(e)       --(e)      --(e)         --(e)        --
                                              -------        --------    --------    --------     --------     --------
Net asset value, end of period ........       $ 56.78        $  68.22    $  68.17    $  60.75     $  53.18     $  45.01
                                              =======        ========    ========    ========     ========     ========
Total return(c) .......................         (8.18)%          7.04%      16.64%      16.04%       18.95%       23.57%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................          1.69%(f)        1.66%(f)   1.65%(f)     1.67%(f)     1.69%(f)     1.75%
Net investment income (loss) ..........          0.72%           0.28%       0.42%      (0.19)%      (0.11)%      (0.40)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $99,293        $130,471    $139,885    $135,939     $129,399     $127,925
Portfolio turnover rate ...............          3.42%(g)        6.40%       7.44%       3.91%        7.03%       13.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of in-kind redemptions. See Note 10.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 61



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                          SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    -------------------------------------------------------
CLASS R                                      (UNAUDITED)       2007        2006        2005        2004        2003
-------                                   ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 68.83        $ 68.78     $ 61.33     $ 53.69     $ 45.30     $ 36.92
                                              -------        -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...........          0.34           0.52        0.60        0.18        0.20        0.03
   Net realized and unrealized gains
      (losses) ........................         (5.91)          4.55        9.65        8.67        8.59        8.82
                                              -------        -------     -------     -------     -------     -------
Total from investment operations ......         (5.57)          5.07       10.25        8.85        8.79        8.85
                                              -------        -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ..............         (0.51)         (0.74)      (0.36)      (0.30)      (0.09)      (0.22)
   Net realized gains .................         (5.71)         (4.28)      (2.44)      (0.91)      (0.31)      (0.25)
                                              -------        -------     -------     -------     -------     -------
Total distributions ...................         (6.22)         (5.02)      (2.80)      (1.21)      (0.40)      (0.47)
                                              -------        -------     -------     -------     -------     -------
Redemption fees .......................            --(e)          --(e)       --(e)       --(e)        --(e)      --
                                              -------        -------     -------     -------     -------     -------
Net asset value, end of period ........       $ 57.04        $ 68.83     $ 68.78     $ 61.33     $ 53.69     $ 45.30
                                              =======        =======     =======     =======     =======     =======
Total return(c) .......................         (8.00)%         7.58%      17.22%      16.62%      19.55%      24.26%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................          1.19%(f)       1.16%(f)    1.16%(f)    1.17%(f)    1.19%(f)    1.25%
Net investment income .................          1.22%          0.78%       0.91%       0.31%       0.39%       0.10%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $55,757        $63,802     $51,157     $30,810     $21,020     $13,336
Portfolio turnover rate ...............          3.42%(g)       6.40%       7.44%       3.91%       7.03%      13.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of in-kind redemptions. See Note 10.


 62 | The accompanying notes are an integral part of these financial statements.
                               | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    -----------------------------------------------------------
ADVISOR CLASS                                (UNAUDITED)       2007         2006         2005         2004        2003
                                          ----------------   --------     --------     --------     -------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $  69.53        $  69.40     $  61.81     $  54.05     $ 45.54     $  37.06
                                             --------        --------     --------     --------     -------     --------
Income from investment operations(a):
   Net investment income(b) ...........          0.51            0.88         0.93         0.46        0.44         0.23
   Net realized and unrealized gains
      (losses) ........................         (5.98)           4.58         9.72         8.75        8.65         8.83
                                             --------        --------     --------     --------     -------     --------
Total from investment operations ......         (5.47)           5.46        10.65         9.21        9.09         9.06
                                             --------        --------     --------     --------     -------     --------
Less distributions from:
   Net investment income ..............         (0.86)          (1.05)       (0.62)       (0.54)      (0.27)       (0.33)
   Net realized gains .................         (5.71)          (4.28)       (2.44)       (0.91)      (0.31)       (0.25)
                                             --------        --------     --------     --------     -------     --------
Total distributions ...................         (6.57)          (5.33)       (3.06)       (1.45)      (0.58)       (0.58)
                                             --------        --------     --------     --------     -------     --------
Redemption fees .......................            --(e)           --(e)        --(e)        --(e)       --(e)        --
                                             --------        --------     --------     --------     -------     --------
Net asset value, end of period ........      $  57.49        $  69.53     $  69.40     $  61.81     $ 54.05     $  45.54
                                             ========        ========     ========     ========     =======     ========
Total return(c) .......................         (7.76)%          8.11%       17.82%       17.20%      20.17%       24.80%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................          0.69%(f)        0.66%(f)     0.66%(f)     0.67%(f)    0.69%(f)     0.75%
Net investment income..................          1.72%           1.28%        1.41%        0.81%       0.89%        0.60%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $164,147        $390,314     $333,372     $260,209     $26,701      $22,189
Portfolio turnover rate ...............          3.42%(g)        6.40%        7.44%        3.91%       7.03%       13.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Excludes the value of portfolio securities delivered as a result of in-kind redemptions. See Note 10.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 63



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN BALANCE SHEET INVESTMENT FUND                                           SHARES           VALUE
---------------------------------------------------------------------------   ------------   --------------
        LONG TERM INVESTMENTS 91.7%
        CLOSED END MUTUAL FUNDS 1.6%
        DIVERSIFIED FINANCIALS 1.6%
        Apollo Investment Corp. ...........................................        206,582   $    3,342,497
        Emerging Markets Telecommunications Fund ..........................        250,000        5,812,500
        H&Q Healthcare Investors ..........................................        150,000        2,311,500
        John Hancock Bank and Thrift Opportunity Fund .....................      1,650,000        9,751,500
        Latin America Equity Fund Inc. ....................................        222,015       11,000,843
        The Mexico Fund Inc. (Mexico) .....................................        620,800       21,200,320
        New Ireland Fund Inc. (Ireland) ...................................        135,000        2,731,050
        Petroleum & Resources Corp. .......................................        150,000        6,049,500
                                                                                             --------------
        TOTAL CLOSED END MUTUAL FUNDS (COST $38,134,839) ..................                      62,199,710
                                                                                             --------------
        COMMON STOCKS 89.3%
        AUTOMOBILES & COMPONENTS 0.7%
        American Axle & Manufacturing Holdings Inc. .......................      1,235,000       24,872,900
                                                                                             --------------
        BANKS 3.1%
    (a) Corus Bankshares Inc. .............................................      2,210,900       16,205,897
        Farmers & Merchants Bank of Long Beach ............................          1,475        7,323,375
        First Niagara Financial Group Inc. ................................        100,000        1,443,000
        Freddie Mac .......................................................      1,700,000       42,347,000
        Hudson City Bancorp Inc. ..........................................        600,000       11,478,000
    (a) MGIC Investment Corp. .............................................        735,000        9,577,050
        The PMI Group Inc. ................................................      1,325,000        7,459,750
        Radian Group Inc. .................................................      1,300,000        7,020,000
        UMB Financial Corp. ...............................................        136,800        6,790,752
        Washington Mutual Inc. ............................................        750,000        9,217,500
                                                                                             --------------
                                                                                                118,862,324
                                                                                             --------------
        CAPITAL GOODS 11.4%
        A.O. Smith Corp. ..................................................        893,600       27,647,984
        Applied Industrial Technologies Inc. ..............................      1,378,250       33,298,520
        Armstrong World Industries Inc. ...................................        284,738       10,133,826
        CNH Global NV (Netherlands) .......................................      1,025,100       44,222,814
    (b) ESCO Technologies Inc. ............................................      1,200,800       55,909,248
  (b,c) Furmanite Corp. ...................................................      2,688,600       22,745,556
        Lennox International Inc. .........................................        650,000       21,541,000
        Mueller Industries Inc. ...........................................        600,000       19,422,000
        Oshkosh Corp. .....................................................        960,000       38,976,000
    (b) Quanta Services Inc. ..............................................        550,000       14,597,000
  (b,c) Tecumseh Products Co., A ..........................................      1,000,000       31,330,000
  (b,c) Tecumseh Products Co., B ..........................................        310,000        8,521,900
        Timken Co. ........................................................      1,115,000       40,307,250
    (a) Trinity Industries Inc. ...........................................      2,200,000       66,880,000
                                                                                             --------------
                                                                                                435,533,098
                                                                                             --------------
        COMMERCIAL SERVICES & SUPPLIES 1.3%
        Kelly Services Inc., A ............................................      2,300,000       51,175,000
                                                                                             --------------


                             64 | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND                                           SHARES           VALUE
---------------------------------------------------------------------------   ------------   --------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS (CONTINUED)
        CONSUMER DURABLES & APPAREL 5.8%
        D.R. Horton Inc. ..................................................      2,400,000   $   37,176,000
  (a,c) Furniture Brands International Inc. ...............................      3,400,000       46,070,000
        Hasbro Inc.........................................................      1,515,000       53,873,400
        Lennar Corp., A ...................................................        480,000        8,841,600
        Lennar Corp., B....................................................         48,000          804,000
        M.D.C. Holdings Inc. ..............................................        693,000       30,200,940
        Pulte Homes Inc....................................................      2,600,000       33,904,000
    (a) Standard Pacific Corp. ............................................      2,500,000       12,650,000
                                                                                             --------------
                                                                                                223,519,940
                                                                                             --------------
        CONSUMER SERVICES 1.8%
        Bob Evans Farms Inc. ..............................................        323,300        9,075,031
  (a,b) Vail Resorts Inc. .................................................      1,245,000       60,793,350
                                                                                             --------------
                                                                                                 69,868,381
                                                                                             --------------
        DIVERSIFIED FINANCIALS 0.7%
    (a) CIT Group Inc. ....................................................      2,300,000       25,047,000
                                                                                             --------------
        ENERGY 7.0%
    (b) Bristow Group Inc..................................................        900,000       47,475,000
    (b) Exterran Holding Inc...............................................        982,123       65,595,995
    (a) Overseas Shipholding Group Inc.....................................        756,000       56,896,560
        Peabody Energy Corp. ..............................................        420,000       25,674,600
  (a,b) PHI Inc. ..........................................................         77,500        2,797,750
    (b) PHI Inc., non-voting ..............................................        352,000       13,224,640
        Teekay Corp. (Bahamas) ............................................      1,204,000       54,950,560
                                                                                             --------------
                                                                                                266,615,105
                                                                                             --------------
        FOOD, BEVERAGE & TOBACCO 5.5%
    (b) Alliance One International Inc. ...................................      2,504,200       15,400,830
    (a) Bunge Ltd. ........................................................        182,000       20,764,380
        Corn Products International Inc. ..................................      1,914,639       88,800,957
    (b) Smithfield Foods Inc. .............................................      1,418,000       40,668,240
        Universal Corp. ...................................................        717,800       46,075,582
                                                                                             --------------
                                                                                                211,709,989
                                                                                             --------------
        INSURANCE 20.0%
        American National Insurance Co. ...................................        647,500       72,377,550
        Aspen Insurance Holdings Ltd. .....................................        154,300        4,010,257
        Assurant Inc. .....................................................        800,700       52,045,500
        Chubb Corp. .......................................................        230,000       12,183,100
        E-L Financial Corp. Ltd. (Canada) .................................        104,666       55,913,323
        Employers Holdings Inc. ...........................................        571,900       10,911,852
        FBL Financial Group Inc., A .......................................        575,000       15,921,750
        Genworth Financial Inc., A ........................................      1,600,000       36,896,000
        IPC Holdings Ltd. .................................................      1,768,800       51,489,768
        Kansas City Life Insurance Co. ....................................        299,989       14,999,450
        Manulife Financial Corp. (Canada) .................................        970,000       37,985,200
    (a) MBIA Inc...........................................................        815,000        8,476,000
        MetLife Inc. ......................................................        401,000       24,400,850


                             Semiannual Report | 65



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND                                           SHARES           VALUE
---------------------------------------------------------------------------   ------------   --------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS (CONTINUED)
        INSURANCE (CONTINUED)
        National Western Life Insurance Co., A ............................        173,000   $   43,876,260
        Old Republic International Corp. ..................................      5,000,000       71,750,000
        Presidential Life Corp. ...........................................        380,000        6,444,800
        Principal Financial Group Inc. ....................................        225,000       12,073,500
        Prudential Financial Inc. .........................................      1,184,000       89,640,640
        RLI Corp. .........................................................        489,400       23,491,200
        Selective Insurance Group Inc. ....................................      1,300,000       27,716,000
        StanCorp Financial Group Inc. .....................................      1,200,000       61,488,000
        The Travelers Cos. Inc. ...........................................        575,000       28,980,000
                                                                                             --------------
                                                                                                763,071,000
                                                                                             --------------
        MATERIALS 9.8%
    (a) AbitibiBowater Inc. ...............................................        924,040        9,120,275
        Ashland Inc. ......................................................        266,546       14,132,269
        MeadWestvaco Corp. ................................................      1,525,000       40,107,500
        Nucor Corp. .......................................................        650,000       49,075,000
    (b) PolyOne Corp. .....................................................      1,375,000       10,147,500
        Reliance Steel & Aluminum Co. .....................................      1,328,000       80,715,840
        Sherritt International Corp. (Canada) .............................      3,253,500       45,389,410
    (a) Texas Industries Inc. .............................................        679,000       52,561,390
        United States Steel Corp. .........................................        310,000       47,724,500
    (a) Westlake Chemical Corp. ...........................................      1,610,100       26,904,771
                                                                                             --------------
                                                                                                375,878,455
                                                                                             --------------
        PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 1.4%
    (b) Watson Pharmaceuticals Inc. .......................................      1,700,000       52,768,000
                                                                                             --------------
        RETAILING 5.0%
  (a,b) Big Lots Inc. .....................................................      1,550,000       41,896,500
        The Cato Corp., A .................................................        450,000        7,762,500
  (a,b) Charming Shoppes Inc. .............................................      4,425,000       22,833,000
        Dillard's Inc., A .................................................        750,000       15,300,000
        Fred's Inc. .......................................................        400,000        4,432,000
  (a,b) Handleman Co. .....................................................      1,000,000          740,000
    (a) Haverty Furniture Cos. Inc. .......................................        920,000        8,399,600
  (a,b) Saks Inc. .........................................................      1,750,000       22,767,500
  (a,c) Syms Corp. ........................................................      1,430,000       21,450,000
(a,b,c) Zale Corp. ........................................................      2,221,000       46,019,120
                                                                                             --------------
                                                                                                191,600,220
                                                                                             --------------
        SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.6%
  (a,b) Spansion Inc., A...................................................      4,000,000       13,200,000
    (b) Standard Microsystems Corp. .......................................        369,700       10,961,605
                                                                                             --------------
                                                                                                 24,161,605
                                                                                             --------------
        TRANSPORTATION 5.7%
    (b) ABX Holdings Inc. .................................................      1,825,000        4,891,000
    (b) Alaska Air Group Inc. .............................................      1,350,600       29,010,888
        Burlington Northern Santa Fe Corp. ................................        400,000       41,020,000
  (b,c) Dollar Thrifty Automotive Group Inc. ..............................      1,863,067       24,573,854


                             66 | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN BALANCE SHEET INVESTMENT FUND                                           SHARES           VALUE
---------------------------------------------------------------------------   ------------   --------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS (CONTINUED)
        TRANSPORTATION (CONTINUED)
    (b) Kansas City Southern ..............................................        722,500   $   32,570,300
        Norfolk Southern Corp. ............................................      1,289,600       76,834,368
    (a) Werner Enterprises Inc. ...........................................        500,000        9,725,000
                                                                                             --------------
                                                                                                218,625,410
                                                                                             --------------
        UTILITIES 9.5%
        Atmos Energy Corp. ................................................        933,600       25,842,048
        Avista Corp. ......................................................        600,000       12,318,000
        Entergy Corp. .....................................................        599,000       68,801,140
        IDACORP Inc. ......................................................        520,000       16,868,800
(b,c,d) KGen Power Corp., 144A ............................................      4,400,000       85,800,000
        Northeast Utilities ...............................................      1,550,000       40,796,000
        PNM Resources Inc. ................................................      1,990,000       28,835,100
        Sierra Pacific Resources ..........................................      4,910,000       66,923,300
        Xcel Energy Inc. ..................................................        861,000       17,908,800
                                                                                             --------------
                                                                                                364,093,188
                                                                                             --------------
        TOTAL COMMON STOCKS (COST $2,240,647,083) .........................                   3,417,401,615
                                                                                             --------------
        CONVERTIBLE PREFERRED STOCK (COST $24,240,000) 0.6%
        BANKS 0.6%
        Washington Mutual Inc., 7.75%, cvt. pfd., R .......................         24,240       20,849,066
                                                                                             --------------


                                                                               PRINCIPAL
                                                                                AMOUNT
                                                                              -----------
        CORPORATE BOND (COST $5,543,685) 0.2%
        CAPITAL GOODS 0.2%
        Mueller Industries Inc., 6.00%, 11/01/14 ..........................   $  5,604,000        4,938,525
                                                                                             --------------
        TOTAL LONG TERM INVESTMENTS (COST $2,308,565,607) .................                   3,505,388,916
                                                                                             --------------

                                                                                 SHARES
                                                                              ------------
        SHORT TERM INVESTMENTS 14.3%
        MONEY MARKET FUND (COST $210,904,773) 5.5%
    (e) Franklin Institutional Fiduciauyst Money Tr Market
           Portfolio, 2.29% ...............................................    210,904,773      210,904,773
                                                                                             --------------


                              Semiannual Report| 67




Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

                                                                                PRINCIPAL
FRANKLIN BALANCE SHEET INVESTMENT FUND                                           AMOUNT          VALUE
---------------------------------------------------------------------------   ------------   --------------
        SHORT TERM INVESTMENTS (CONTINUED)
    (f) REPURCHASE AGREEMENT (COST $111,983,124) 2.9%
        Joint Repurchase Agreement, 1.910%, 5/01/08
        (Maturity Value $111,989,067) .....................................   $111,983,124   $  111,983,124
                                                                                             --------------
        ABN AMRO Bank, NV, New York Branch (Maturity Value $10,268,278)
           Banc of America Securities LLC (Maturity Value $9,663,537)
           Barclays Capital Inc. (Maturity Value $9,663,537)
           BNP Paribas Securities Corp. (Maturity Value $9,663,537)
           Credit Suisse Securities (USA) LLC (Maturity Value $8,053,134)
           Deutsche Bank Securities Inc. (Maturity Value $9,663,537)
           Goldman, Sachs & Co. (Maturity Value $9,663,537)
           Greenwich Capital Markets Inc. (Maturity Value $10,871,899)
           Lehman Brothers Inc. (Maturity Value $7,700,368)
           Merrill Lynch Government Securities Inc.
              (Maturity Value $9,663,537)
           Morgan Stanley & Co. Inc. (Maturity Value $7,450,629)
           UBS Securities LLC (Maturity Value $9,663,537)
           Collateralized by U.S. Government Agency Securities,
              1.96% - 6.375%, 5/13/08 - 2/21/13;
    (g) U.S. Government Agency Discount Notes,
           5/05/08 - 6/06/08 and U.S. Treasury Notes, 3.00%- 5.00%.
           7/31/08 - 5/31/12

                                                                                 SHARES
                                                                              ------------
    (h) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
           SECURITIES 5.9%
        MONEY MARKET FUND (COST $225,262,606) 5.9%
    (i) Bank of New York Institutional Cash Reserve Fund, 2.71% ...........    225,262,606      225,262,606
                                                                                             --------------
        TOTAL INVESTMENTS (COST $2,856,716,110) 106.0%.....................                   4,053,539,419
        OTHER ASSETS, LESS LIABILITIES (6.0)%..............................                    (227,690,932)
                                                                                             --------------
        NET ASSETS 100.0%..................................................                  $3,825,848,487
                                                                                             ==============

(a) A portion or all of the security is on loan as of April 30, 2008. See Note 1(e).

(b)  Non-income producing for the twelve months ended April 30, 2008.

(c)  See Note 9 regarding holdings of 5% voting securities.

(d) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the value of this security was $85,800,000, representing 2.24% of net assets.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(f)  See Note 1(c) regarding repurchase agreements.

(g)  The security is traded on a discount basis with no stated coupon rate.

(h)  See Note 1(e) regarding securities on loan.

(i)  The rate shown is the annualized seven-day yield at period end.


 68 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN LARGE CAP VALUE FUND

                                          SIX MONTHS ENDED                          YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008   --------------------------------------------------------------
CLASS A                                      (UNAUDITED)       2007          2006          2005         2004        2003
---------------------------------------   ----------------  -----------  ------------  ------------  -----------  --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..      $  16.75        $ 16.55      $  14.66      $  14.01      $  12.40     $ 10.48
                                             --------        -------      --------      --------      --------     -------
Income from investment operations(a):
   Net investment income(b) ...........          0.09           0.21          0.20          0.13          0.08        0.07
   Net realized and unrealized gains
      (losses) ........................         (1.15)          1.04          2.18          0.63          1.58        1.92
                                             --------        -------      --------      --------      --------     -------
Total from investment operations                (1.06)          1.25          2.38          0.76          1.66        1.99
                                             --------        -------      --------      --------      --------     -------
Less distributions from:
   Net investment income ..............         (0.23)         (0.21)        (0.15)        (0.08)        (0.05)      (0.07)
   Net realized gains .................         (0.97)         (0.84)        (0.34)        (0.03)           --          --
                                             --------        -------      --------      --------      --------     -------
Total distributions ...................         (1.20)         (1.05)        (0.49)        (0.11)        (0.05)      (0.07)
                                             --------        -------      --------      --------      --------     -------
Redemption fees .......................            --(e)          --(e)         --(e)         --(e)         --(e)       --
                                             --------        -------      --------      --------      --------     -------
Net asset value, end of period ........      $  14.49        $ 16.75      $  16.55      $  14.66      $  14.01     $ 12.40
                                             ========        =======      ========      ========      ========     =======
Total return(c)........................         (6.27)%         7.82%        16.62%         5.42%        13.45%      19.08%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................          1.37%(f)       1.34%(f)      1.33%(f)      1.29%(f)      1.31%       1.38%
Net investment income .................          1.31%          1.25%         1.29%         0.91%         0.59%       0.60%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $130,559       $151,156      $184,225      $156,841      $127,267     $59,600
Portfolio turnover rate ...............          4.26%         22.74%        34.36%        25.33%        21.69%      27.47%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 69



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND

                                          SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    ------------------------------------------------------
CLASS B                                      (UNAUDITED)       2007        2006        2005        2004       2003
---------------------------------------   ----------------   -------     -------     -------     -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 16.52        $ 16.34     $ 14.47     $ 13.85     $ 12.29    $ 10.39
                                              -------        -------     -------     -------     -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ....          0.04           0.10        0.10        0.04       (0.01)     (0.01)
   Net realized and unrealized gains
      (losses) ........................         (1.13)          1.02        2.16        0.61        1.58       1.92
                                              -------        -------     -------     -------     -------    -------
Total from investment operations ......         (1.09)          1.12        2.26        0.65        1.57       1.91
                                              -------        -------     -------     -------     -------    -------
Less distributions from:
   Net investment income ..............         (0.12)         (0.10)      (0.05)         --(g)    (0.01)     (0.01)
   Net realized gains .................         (0.97)         (0.84)      (0.34)      (0.03)         --         --
                                              -------        -------     -------     -------     -------    -------
Total distributions ...................         (1.09)         (0.94)      (0.39)      (0.03)      (0.01)     (0.01)
                                              -------        -------     -------     -------     -------    -------
Redemption fees .......................            --(e)          --(e)       --(e)       --(e)       --(e)      --
                                              -------        -------     -------     -------     -------    -------
Net asset value, end of period ........       $ 14.34        $ 16.52     $ 16.34     $ 14.47     $ 13.85    $ 12.29
                                              =======        =======     =======     =======     =======    =======
Total return(c) .......................         (6.60)%         7.08%      15.90%       4.71%      12.76%     18.35%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................          2.07%(f)       2.00%(f)    1.98%(f)    1.94%(f)    1.96%      2.04%
Net investment income (loss) ..........          0.61%          0.59%       0.64%       0.26%      (0.06)%    (0.06)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $14,635        $18,598     $22,120     $22,072     $21,794    $10,865
Portfolio turnover rate ...............          4.26%         22.74%      34.36%      25.33%      21.69%     27.47%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  Includes a dividend distribution in the amount of $0.0024.


 70 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND

                                          SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    ------------------------------------------------------
CLASS C                                      (UNAUDITED)       2007        2006        2005        2004       2003
-------                                   ----------------   -------     -------     -------     -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 16.51        $ 16.34     $ 14.47     $ 13.85     $ 12.28    $ 10.39
                                              -------        -------     -------     -------     -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ....          0.04           0.10        0.10        0.04       (0.01)     (0.01)
   Net realized and unrealized gains
      (losses) ........................         (1.14)          1.02        2.16        0.61        1.58       1.91
                                              -------        -------     -------     -------     -------    -------
Total from investment operations ......         (1.10)          1.12        2.26        0.65        1.57       1.90
                                              -------        -------     -------     -------     -------    -------
Less distributions from:
   Net investment income ..............         (0.11)         (0.11)      (0.05)         --          --      (0.01)
   Net realized gains .................         (0.97)         (0.84)      (0.34)      (0.03)         --         --
                                              -------        -------     -------     -------     -------    -------
Total distributions ...................         (1.08)         (0.95)      (0.39)      (0.03)         --      (0.01)
                                              -------        -------     -------     -------     -------    -------
Redemption fees .......................            --(e)          --(e)       --(e)       --(e)       --(e)      --
                                              -------        -------     -------     -------     -------    -------
Net asset value, end of period ........       $ 14.33        $ 16.51     $ 16.34     $ 14.47     $ 13.85    $ 12.28
                                              =======        =======     =======     =======     =======    =======
Total return(c) .......................         (6.63)%         7.07%      15.92%       4.69%      12.78%     18.35%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................          2.07%(f)       1.99%(f)    1.97%(f)    1.94%(f)    1.96%      2.06%
Net investment income (loss) ..........          0.61%          0.60%       0.65%       0.26%      (0.06)%    (0.08)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $40,670        $52,711     $63,983     $59,929     $57,966    $32,592
Portfolio turnover rate ...............          4.26%         22.74%      34.36%      25.33%      21.69%     27.47%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 71



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND

                                          SIX MONTHS ENDED                  YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    -------------------------------------------------
CLASS R                                      (UNAUDITED)      2007       2006       2005       2004      2003
-------                                   ----------------   ------     ------     ------     ------    ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..        $16.61        $16.42     $14.56     $13.93     $12.34    $10.48
                                               ------        ------     ------     ------     ------    ------
Income from investment operations(a):
   Net investment income(b) ...........          0.08          0.17       0.17       0.11       0.06      0.05
   Net realized and unrealized gains
      (losses) ........................         (1.15)         1.05       2.17       0.61       1.59      1.90
                                               ------        ------     ------     ------     ------    ------
Total from investment operations ......         (1.07)         1.22       2.34       0.72       1.65      1.95
                                               ------        ------     ------     ------     ------    ------
Less distributions from:
   Net investment income ..............         (0.21)        (0.19)     (0.14)     (0.06)     (0.06)    (0.09)
   Net realized gains .................         (0.97)        (0.84)     (0.34)     (0.03)        --        --
                                               ------        ------     ------     ------     ------    ------
Total distributions ...................         (1.18)        (1.03)     (0.48)     (0.09)     (0.06)    (0.09)
                                               ------        ------     ------     ------     ------    ------
Redemption fees .......................            --(e)         --(e)      --(e)      --(e)      --(e)     --
                                               ------        ------     ------     ------     ------    ------
Net asset value, end of period ........        $14.36        $16.61     $16.42     $14.56     $13.93    $12.34
                                               ======        ======     ======     ======     ======    ======
Total return(c) .......................         (6.33)%        7.59%     16.46%      5.19%     13.44%    18.77%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................          1.57%(f)      1.50%(f)   1.48%(f)   1.44%(f)   1.46%     1.54%
Net investment income .................          1.11%         1.09%      1.14%      0.76%      0.44%     0.44%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....        $5,913        $7,812     $7,717     $6,896     $3,414    $  826
Portfolio turnover rate ...............          4.26%        22.74%     34.36%     25.33%     21.69%    27.47%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


 72 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND

                                                                 YEAR ENDED
                                          SIX MONTHS ENDED       OCTOBER 31,
                                           APRIL 30, 2008    ------------------
ADVISOR CLASS                                (UNAUDITED)      2007      2006(g)
-------------                             ----------------   ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period .....    $16.76         $16.56     $14.63
                                              ------         ------     ------
Income from investment operations(a):
   Net investment income(b) ..............      0.11           0.25       0.24
   Net realized and unrealized gains
      (losses) ...........................     (1.15)          1.06       2.23
                                              ------         ------     ------
Total from investment operations .........     (1.04)          1.31       2.47
                                              ------         ------     ------
Less distributions from:
   Net investment income .................     (0.30)         (0.27)     (0.20)
   Net realized gains ....................     (0.97)         (0.84)     (0.34)
                                              ------         ------     ------
Total distributions ......................     (1.27)         (1.11)     (0.54)
                                              ------         ------     ------
Redemption fees ..........................        --(e)          --(e)      --(e)
                                              ------         ------     ------
Net asset value, end of period ...........    $14.45         $16.76     $16.56
                                              ======         ======     ======
Total return(c) ..........................     (6.12)%         8.12%     17.09%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses .................................      1.07%(f)       1.00%(f)   0.98%(f)
Net investment income ....................      1.61%          1.59%      1.64%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ........    $3,504         $3,381     $1,989
Portfolio turnover rate ..................      4.26%         22.74%     34.36%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  For the period November 1, 2005 (effective date) to October 31, 2006.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 73



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

                                                                   SHARES       VALUE
                                                                 ---------   ------------
    FRANKLIN LARGE CAP VALUE FUND
    LONG TERM INVESTMENTS 98.2%
    COMMON STOCKS 97.8%
    BANKS 4.8%
    Freddie Mac ..............................................      84,600   $  2,107,386
    U.S. Bancorp .............................................     115,000      3,897,350
    Wachovia Corp. ...........................................      63,000      1,836,450
    Washington Mutual Inc. ...................................     130,000      1,597,700
                                                                             ------------
                                                                                9,438,886
                                                                             ------------
    CAPITAL GOODS 15.0%
    3M Co. ...................................................      43,000      3,306,700
    Dover Corp. ..............................................     102,300      5,060,781
    General Electric Co. .....................................     204,000      6,670,800
    Illinois Tool Works Inc. .................................     130,000      6,797,700
    Masco Corp. ..............................................     108,000      1,966,680
    United Technologies Corp. ................................      75,000      5,435,250
                                                                             ------------
                                                                               29,237,911
                                                                             ------------
    CONSUMER DURABLES & APPAREL 6.2%
    D.R. Horton Inc. .........................................     335,000      5,189,150
    Fortune Brands Inc. ......................................      69,000      4,665,780
    NIKE Inc., B..............................................      34,000      2,271,200
                                                                             ------------
                                                                               12,126,130
                                                                             ------------
    CONSUMER SERVICES 1.7%
    McDonald's Corp. .........................................     55,000      3,276,900
                                                                             ------------
    DIVERSIFIED FINANCIALS 6.3%
    Bank of America Corp......................................      86,000      3,228,440
    The Bank of New York Mellon Corp. ........................      85,000      3,700,050
    Citigroup Inc. ...........................................      81,000      2,046,870
    Lehman Brothers Holdings Inc. ............................      24,000      1,061,760
    Morgan Stanley............................................      45,000      2,187,000
                                                                             ------------
                                                                               12,224,120
                                                                             ------------
    ENERGY 16.9%
    Apache Corp. .............................................      49,000      6,599,320
    BP PLC, ADR (United Kingdom) .............................      41,000      2,984,390
    Chesapeake Energy Corp. ..................................      55,000      2,843,500
    ConocoPhillips ...........................................      52,000      4,479,800
    Devon Energy Corp. .......................................      35,000      3,969,000
    Exxon Mobil Corp. ........................................      65,000      6,049,550
    Occidental Petroleum Corp. ...............................      73,000      6,074,330
                                                                             ------------
                                                                               32,999,890
                                                                             ------------
    FOOD & STAPLES RETAILING 3.4%
    Wal-Mart Stores Inc. .....................................     114,000      6,609,720
                                                                             ------------
    HEALTH CARE EQUIPMENT & SERVICES 1.6%
    Becton Dickinson and Co. .................................      34,000      3,039,600
                                                                             ------------


                             74 | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN LARGE CAP VALUE FUND                                      SHARES        VALUE
-----------------------------                                    ---------   ------------
    LONG TERM INVESTMENTS (CONTINUED)
    COMMON STOCKS (CONTINUED)
    HOUSEHOLD & PERSONAL PRODUCTS 4.9%
    Kimberly-Clark Corp. .....................................      70,000   $  4,479,300
    The Procter & Gamble Co. .................................      76,000      5,095,800
                                                                             ------------
                                                                                9,575,100
                                                                             ------------
    INSURANCE 7.5%
    The Allstate Corp. .......................................      75,000      3,777,000
    Ambac Financial Group Inc. ...............................      67,000        310,210
    American International Group Inc. ........................      77,100      3,562,020
    Chubb Corp. ..............................................      75,000      3,972,750
    MetLife Inc. .............................................      50,000      3,042,500
                                                                             ------------
                                                                               14,664,480
                                                                             ------------
    MATERIALS 10.1%
    Alcoa Inc. ...............................................      92,000      3,199,760
    The Dow Chemical Co. .....................................     105,000      4,215,750
    Nucor Corp. ..............................................      85,000      6,417,500
    Praxair Inc. .............................................      65,000      5,935,150
                                                                             ------------
                                                                               19,768,160
                                                                             ------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 5.0%
    Abbott Laboratories ......................................      68,000      3,587,000
    Merck & Co. Inc. .........................................      63,500      2,415,540
    Pfizer Inc. ..............................................     187,700      3,774,647
                                                                             ------------
                                                                                9,777,187
                                                                             ------------
    RETAILING 3.7%
    J.C. Penney Co. Inc. .....................................      70,000      2,975,000
    Nordstrom Inc. ...........................................      34,000      1,198,840
(a) Office Depot Inc. ........................................     245,000      3,106,600
                                                                             ------------
                                                                                7,280,440
                                                                             ------------
    SOFTWARE & SERVICES 2.2%
    Microsoft Corp. ..........................................     148,000      4,220,960
                                                                             ------------
    TECHNOLOGY HARDWARE & EQUIPMENT 4.7%
    Hewlett-Packard Co. ......................................      69,000      3,198,150
    International Business Machines Corp. ....................      50,000      6,035,000
                                                                             ------------
                                                                                9,233,150
                                                                             ------------
    TRANSPORTATION 1.9%
    Norfolk Southern Corp. ...................................      63,000      3,753,540
                                                                             ------------
    UTILITIES 1.9%
    Entergy Corp. ............................................      32,500      3,732,950
                                                                             ------------
    TOTAL COMMON STOCKS (COST $161,842,876) ..................                190,959,124
                                                                             ------------


                             Semiannual Report | 75



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

                                                                   SHARES        VALUE
                                                                 ---------   ------------
    FRANKLIN LARGE CAP VALUE FUND
    LONG TERM INVESTMENTS (CONTINUED)
    CONVERTIBLE PREFERRED STOCK (COST $886,645) 0.4%
    BANKS 0.4%
    Washington Mutual Inc., 7.75%, cvt. pfd., R...............        1000   $    860,110
                                                                             ------------
    TOTAL LONG TERM INVESTMENTS (COST $162,729,521)...........                191,819,234
                                                                             ------------
    SHORT TERM INVESTMENT (COST $4,334,921) 2.2%
    MONEY MARKET FUND 2.2%
(b) Franklin Institutional Fiduciary Trust Money Market
    Portfolio, 2.29%..........................................   4,334,921      4,334,921
                                                                             ------------
    TOTAL INVESTMENTS (COST $167,064,442) 100.4%..............                196,154,155
    OTHER ASSETS, LESS LIABILITIES (0.4)%.....................                   (872,287)
                                                                             ------------
    NET ASSETS 100.0%.........................................               $195,281,868
                                                                             ============

See Selected Portfolio Abbreviations on page 99.

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


76 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MICROCAP VALUE FUND

                                        SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                         APRIL 30, 2008  ------------------------------------------------------------
CLASS A                                    (UNAUDITED)     2007         2006         2005         2004         2003
--------------------------------------- ---------------- --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period ..    $  44.02      $  41.32     $  38.15     $  34.48     $  30.41     $  24.09
                                           --------      --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b).....        0.26          0.39         0.48         0.18         0.05        (0.04)
   Net realized and unrealized gains
      (losses)............                    (6.44)         5.10         5.73         5.32         4.65         7.80
                                           --------      --------     --------     --------     --------     --------
Total from investment operations.......       (6.18)         5.49         6.21         5.50         4.70         7.76
                                           --------      --------     --------     --------     --------     --------
Less distributions from:
   Net investment income...............       (0.41)        (0.57)       (0.19)       (0.05)          --           --
   Net realized gains..................       (5.21)        (2.22)       (2.85)       (1.78)       (0.63)       (1.44)
                                           --------      --------     --------     --------     --------     --------
Total distributions....................       (5.62)        (2.79)       (3.04)       (1.83)       (0.63)       (1.44)
                                           --------      --------     --------     --------     --------     --------
Redemption fees........................          --(e)         --(e)        --(e)        --(e)        --(e)        --
                                           --------      --------     --------     --------     --------     --------
Net asset value, end of period.........    $  32.22      $  44.02     $  41.32     $  38.15     $  34.48     $  30.41
                                           ========      ========     ========     ========     ========     ========
Total return(c)........................      (14.52)%       13.73%       17.25%       16.45%       15.64%       33.90%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses...............................        1.10%(f)      1.08%(f)     1.11%(f)     1.10%(f)     1.12%(f)     1.23%
Net investment income (loss)...........        1.49%         0.89%        1.22%        0.48%        0.13%       (0.16)%
SUPPLEMENTAL DATA
Net assets, end of period (000's)......    $342,134      $467,995     $473,837     $443,037     $418,464     $310,995
Portfolio turnover rate................        5.79%         9.95%        6.47%       13.86%       11.38%       13.35%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 77


Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN MICROCAP VALUE FUND

                                        SIX MONTHS ENDED YEAR ENDED OCTOBER 31,
                                         APRIL 30, 2008  ----------------------
ADVISOR CLASS                             (UNAUDITED)      2007         2006(g)
--------------------------------------- ---------------- --------     ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
   the period)
Net asset value, beginning of period...     $ 44.14      $ 41.43      $38.28
                                            -------      -------      ------
Income from investment operations(a):
   Net investment income(b)............        0.30         0.49        0.61
   Net realized and unrealized gains
      (losses).........................       (6.45)        5.11        5.58
                                            -------      -------      ------
Total from investment operations.......       (6.15)        5.60        6.19
                                            -------      -------      ------
Less distributions from:
   Net investment income...............       (0.53)       (0.67)      (0.19)
   Net realized gains..................       (5.21)       (2.22)      (2.85)
                                            -------      -------      ------
Total distributions....................       (5.74)       (2.89)      (3.04)
                                            -------      -------      ------
Redemption fees........................          --(e)        --(e)       --(e)
                                            -------      -------      ------
Net asset value, end of period ........     $ 32.25      $ 44.14      $41.43
                                            =======      =======      ======
Total return(c)........................      (14.43)%      13.99%      17.56%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses...............................        0.86%(f)     0.84%(f)    0.87%(f)
Net investment income..................        1.73%        1.13%       1.46%
SUPPLEMENTAL DATA
Net assets, end of period (000's)......     $55,254      $32,796      $ 6,298
Portfolio turnover rate................        5.79%        9.95%       6.47%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  For the period November 1, 2005 (effective date) to October 31, 2006.


 78 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN MICROCAP VALUE FUND                            SHARES         VALUE
--------------------------------------------------   -----------   ------------
        LONG TERM INVESTMENTS 83.7%
        COMMON STOCKS AND OTHER EQUITY
           INTERESTS 80.2%
        AUTOMOBILES & COMPONENTS 0.2%
  (a,b) Proliance International Inc. .............      823,800    $    922,656
                                                                   ------------
        BANKS 3.0%
        Beverly Hills Bancorp Inc. ...............       866,488      1,776,300
    (a) BFC Financial Corp., A ...................     1,000,000      1,000,000
(a,b,c) Black River BancVenture Inc. .............       495,000      4,307,985
        First Defiance Financial Corp. ...........       235,000      4,392,150
        WSB Holdings Inc. ........................       104,900        571,705
                                                                   ------------
                                                                     12,048,140
                                                                   ------------
        CAPITAL GOODS 15.4%
        Alamo Group Inc. .........................       108,400      2,207,024
        Burnham Holdings Inc., A .................       182,000      2,661,750
        CIRCOR International Inc. ................       211,700     10,197,589
    (b) Espey Manufacturing & Electronics Corp. ..       156,000      3,237,000
  (a,d) Gehl Co. .................................       300,000      4,629,000
        Gibraltar Industries Inc. ................       356,099      3,721,235
    (b) Hardinge Inc. ............................       775,000     12,927,000
        Insteel Industries Inc. ..................       100,000      1,246,000
  (a,d) Ladish Co. Inc. ..........................         7,306        219,618
    (a) Northwest Pipe Co. .......................       179,500      7,632,340
        Smith Investment Co. .....................        44,600      4,114,350
    (a) Sparton Corp. ............................       394,402      1,837,913
    (a) Tecumseh Products Co., A .................       200,000      6,266,000
    (a) Tecumseh Products Co., B .................        12,799        351,845
                                                                   ------------
                                                                     61,248,664
                                                                   ------------
        COMMERCIAL SERVICES & SUPPLIES 6.8%
        Courier Corp. ............................       200,000      4,708,000
        Ecology and Environment Inc., A ..........       212,100      2,513,385
        Healthcare Services Group Inc. ...........       585,900      8,940,834
    (a) Layne Christensen Co. ....................        70,000      2,986,900
  (a,b) Nashua Corp. .............................       357,930      3,647,307
    (a) Spherion Corp. ...........................       850,000      4,199,000
                                                                   ------------
                                                                     26,995,426
                                                                   ------------
        CONSUMER DURABLES & APPAREL 4.3%
        Bassett Furniture Industries Inc. ........       132,601      1,583,256
    (a) Cavalier Homes Inc. ......................       432,000        756,000
    (a) Chromcraft Revington Inc. ................       200,000        756,000
    (b) Cobra Electronics Corp. ..................       420,000      1,327,200
    (b) Delta Apparel Inc. .......................       705,000      3,102,000
    (a) The Dixie Group Inc. .....................       455,000      3,549,000
        Flexsteel Industries Inc. ................       225,000      2,504,250
    (a) P & F Industries Inc., A .................        88,400        374,816
  (a,b) Rockford Corp.   . .......................       575,000        767,625
  (b,d) Tandy Brands Accessories Inc. ............       540,000      2,243,700
                                                                   ------------
                                                                     16,963,847
                                                                   ------------


                             Semiannual Report | 79



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN MICROCAP VALUE FUND                            SHARES         VALUE
--------------------------------------------------   -----------   ------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS
           (CONTINUED)
        DIVERSIFIED FINANCIALS 1.5%
        Kohlberg Capital Corp. ...................       600,834   $  6,032,373
                                                                   ------------
        ENERGY 3.9%
  (a,d) PHI Inc. .................................        17,600        635,360
    (a) PHI Inc., non-voting .....................       394,499     14,821,327
                                                                   ------------
                                                                     15,456,687
                                                                   ------------
        FOOD & STAPLES RETAILING 2.5%
        Village Super Market Inc., A .............       214,000     10,077,260
                                                                   ------------
        FOOD, BEVERAGE & TOBACCO 12.3%
    (a) Alliance One International Inc. ..........     1,167,000      7,177,050
        Griffin Land & Nurseries Inc. ............       173,000      5,703,810
  (a,d) John B. Sanfilippo & Son Inc. ............       200,000      2,146,000
    (a) Omega Protein Corp. ......................       870,000     13,050,000
    (a) Seneca Foods Corp., A ....................       256,600      5,260,300
    (a) Seneca Foods Corp., B ....................       121,500      2,473,740
    (a) Smithfield Foods Inc. ....................       453,600     13,009,248
                                                                   ------------
                                                                     48,820,148
                                                                   ------------
        INSURANCE 5.5%
  (a,b) ACMAT Corp., A ...........................       392,800      9,397,740
        Baldwin & Lyons Inc., B ..................       228,264      5,425,836
        Mercer Insurance Group Inc. ..............       115,000      1,976,850
        Safety Insurance Group Inc. ..............        51,000      1,830,900
    (a) United America Indemnity Ltd. ............       217,168      3,357,417
                                                                   ------------
                                                                     21,988,743
                                                                   ------------
        MATERIALS 8.2%
  (a,b) American Pacific Corp. ...................       676,300     11,652,649
        Central Steel and Wire Co. ...............         6,905      4,764,450
  (a,b) Continental Materials Corp. ..............       109,000      2,512,450
    (a) Intertape Polymer Group Inc. (Canada) ....       370,000        869,500
    (a) Mercer International Inc. (Germany) ......       761,400      5,108,994
        The Monarch Cement Co. ...................        42,444      1,188,432
    (a) RTI International Metals Inc. ............       140,000      5,766,600
        Schweitzer-Mauduit International Inc. ....        34,724        768,442
                                                                   ------------
                                                                     32,631,517
                                                                   ------------
        REAL ESTATE 2.6%
        Arbor Realty Trust Inc. ..................        50,000        863,500
        Arbor Realty Trust Inc. (legend shares) ..       270,000      4,662,900
        Bresler & Reiner Inc. ....................       205,000      4,622,750
  (a,c) LandCo Real Estate LLC,
           Liquidating Trust .....................        94,800        168,744
                                                                   ------------
                                                                     10,317,894
                                                                   ------------
        RETAILING 5.0%
        Brown Shoe Co. Inc. ......................       282,481      4,711,783
        The Coast Distribution System Inc. .......        66,800        354,040
  (a,b) Duckwall-ALCO Stores Inc. ................       227,500      2,648,100
        Fred's Inc. ..............................       250,000      2,770,000


                             80 | Semiannual Report




Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN MICROCAP VALUE FUND                            SHARES         VALUE
--------------------------------------------------   -----------   ------------
        LONG TERM INVESTMENTS (CONTINUED)
        COMMON STOCKS AND OTHER EQUITY INTERESTS
           (CONTINUED)
        RETAILING (CONTINUED)
  (a,d) Handleman Co. ............................     1,020,000   $    754,800
    (d) Haverty Furniture Cos. Inc. ..............       477,000      4,355,010
  (a,b) S&K Famous Brands Inc. ...................       255,500        804,825
    (a) Shoe Carnival Inc. .......................       233,378      3,260,291
                                                                   ------------
                                                                     19,658,849
                                                                   ------------
        TECHNOLOGY HARDWARE & EQUIPMENT 1.2%
(a,c,e) Allen Organ Co., Contingent
           Distribution ..........................        94,800      1,016,256
  (a,b) GTSI Corp. ...............................       488,140      3,905,120
                                                                   ------------
                                                                      4,921,376
                                                                   ------------
        TELECOMMUNICATION SERVICES 3.5%
        Atlantic Tele-Network Inc. ...............       410,000     12,763,300
        North State Telecommunications Corp., B ..        13,100        997,238
                                                                   ------------
                                                                     13,760,538
                                                                   ------------
        TRANSPORTATION 4.3%
  (a,b) International Shipholding Corp. ..........       445,000      8,459,450
    (a) P.A.M. Transportation Services Inc. ......       312,200      4,445,728
        Providence and Worcester Railroad Co. ....       205,000      4,018,000
                                                                   ------------
                                                                     16,923,178
                                                                   ------------
        TOTAL COMMON STOCKS AND OTHER EQUITY
           INTERESTS (COST $224,133,593) .........                  318,767,296
                                                                   ------------
        CONVERTIBLE PREFERRED STOCKS 1.6%
        FOOD, BEVERAGE & TOBACCO 1.6%
    (a) Seneca Foods Corp., cvt.
           participating pfd. ....................       200,000      4,100,000
    (a) Seneca Foods Corp., cvt.
           participating pfd., Series 2003 .......       100,000      2,050,000
                                                                   ------------
        TOTAL CONVERTIBLE PREFERRED STOCKS
           (COST $4,905,000) .....................                    6,150,000
                                                                   ------------

                                                      PRINCIPAL
                                                        AMOUNT
                                                     -----------
        CONVERTIBLE BONDS
           (COST $7,000,000) 1.9%
        MATERIALS 1.9%
    (f) Mercer International Inc.,
           cvt., senior sub. note, 144A,
           8.50%, 10/15/10 (Germany) .............   $ 7,000,000      7,542,500
                                                                   ------------
        TOTAL LONG TERM INVESTMENTS
           (COST $236,038,593) ...................                  332,459,796
                                                                   ------------


                             Semiannual Report | 81




Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN MICROCAP VALUE FUND                            SHARES         VALUE
--------------------------------------------------   -----------   ------------
        SHORT TERM INVESTMENTS 16.9%
        MONEY MARKET FUND
           (COST $65,528,413) 16.5%
    (g) Franklin Institutional Fiduciary
           Trust Money Market Portfolio, 2.29% ...    65,528,413   $ 65,528,413
                                                                   ------------
    (h) INVESTMENTS FROM CASH COLLATERAL
           RECEIVED FOR LOANED SECURITIES 0.4%
        MONEY MARKET FUND
           (COST $1,683,378) 0.4%
    (i) Bank of New York Institutional Cash
           Reserve Fund, 2.71% ...................     1,683,378      1,683,378
                                                                   ------------
        TOTAL INVESTMENTS
           (COST $303,250,384) 100.6% ............                  399,671,587
                                                                   ------------
        OTHER ASSETS, LESS LIABILITIES (0.6)% ....                   (2,283,789)
                                                                   ------------
        NET ASSETS 100.0% ........................                 $397,387,798
                                                                   ============


(a)  Non-income producing for the twelve months ended April 30, 2008.

(b)  See Note 9 regarding holdings of 5% voting securities.

(c)  See Note 8 regarding restricted securities.

(d) A portion or all of the security is on loan as of April 30, 2008. See Note 1(e).

(e) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company.

(f) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At April 30, 2008, the value of this security was $7,542,500, representing 1.90% of net assets.

(g) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(h)  See Note 1(e) regarding securities on loan.

(i)  The rate shown is the annualized seven-day yield at period end.


 82 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN MIDCAP VALUE FUND

                                          SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    -------------------------------
CLASS A                                      (UNAUDITED)       2007        2006      2005(h)
-------                                   ----------------   -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period....     $ 11.92         $ 11.37     $  9.80     $ 10.00
                                             -------         -------     -------     -------
Income from investment operations(a):
   Net investment income(b).............        0.04            0.27(g)     0.04        0.01
   Net realized and unrealized gains
      (losses)..........................       (0.80)           0.63        1.59       (0.21)
                                             -------         -------     -------     -------
Total from investment operations........       (0.76)           0.90        1.63       (0.20)
                                             -------         -------     -------     -------
Less distributions from:
   Net investment income................       (0.12)          (0.20)      (0.06)         --
   Net realized gains...................       (0.15)          (0.15)         --          --
                                             -------         -------     -------     -------
Total distributions.....................       (0.27)          (0.35)      (0.06)         --
                                             -------         -------     -------     -------
Redemption fees.........................          --(e)           --(e)       --(e)       --(e)
                                             -------         -------     -------     -------
Net asset value, end of period..........     $ 10.89         $ 11.92     $ 11.37     $  9.80
                                             =======         =======     =======     =======
Total return(c).........................       (6.36)%          8.01%      16.70%      (2.00)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by
   affiliates...........................        1.67%           1.65%       1.97%       2.57%
Expenses net of waiver and payments by
   affiliates...........................        1.40%(f)        1.40%(f)    1.40%(f)    1.40%
Net investment income...................        0.66%           2.26%(g)    0.38%       0.37%
SUPPLEMENTAL DATA
Net assets, end of period (000's).......     $65,043         $72,497     $42,677     $11,804
Portfolio turnover rate.................        9.95%          12.39%      10.96%         --%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.18%.

(h)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 83



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN MIDCAP VALUE FUND

                                          SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    ------------------------------
CLASS C                                      (UNAUDITED)       2007       2006      2005(h)
-------                                   ----------------   -------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period....     $ 11.81         $11.29      $ 9.78     $10.00
                                             -------         -------     ------     ------
Income from investment operations(a):
   Net investment income (loss)(b)......          --(e)         0.20(g)   (0.03)     (0.01)
   Net realized and unrealized gains
      (losses)..........................       (0.77)           0.61       1.59      (0.21)
                                             -------         -------     ------     ------
Total from investment operations........       (0.77)           0.81       1.56      (0.22)
                                             -------         -------     ------     ------
Less distributions from:
   Net investment income................       (0.06)          (0.14)     (0.05)        --
   Net realized gains...................       (0.15)          (0.15)        --         --
                                             -------         -------     ------     ------
Total distributions.....................       (0.21)          (0.29)     (0.05)        --
                                             -------         -------     ------     ------
Redemption fees.........................          --(e)           --(e)      --(e)      --(e)
                                             -------         -------     ------     ------
Net asset value, end of period..........     $ 10.83         $ 11.81     $11.29     $ 9.78
                                             =======         =======     ======     ======
Total return(c)                                (6.58)%          7.27%     15.95%     (2.20)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by
   affiliates...........................        2.30%           2.30%      2.60%      3.22%
Expenses net of waiver and payments by
   affiliates...........................        2.03%(f)        2.05%(f)   2.03%(f)   2.05%
Net investment income (loss)............        0.03%           1.61%(g)  (0.25)%    (0.28)%
SUPPLEMENTAL DATA
Net assets, end of period (000's).......     $14,434         $15,103     $9,406     $3,275
Portfolio turnover rate.................        9.95%          12.39%     10.96%        --%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Net investment income per share includesapproximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 0.53%.

(h)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.


84 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report




Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN MIDCAP VALUE FUND

                                          SIX MONTHS ENDED        YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    ------------------------------
CLASS R                                      (UNAUDITED)       2007        2006      2005(h)
-------                                   ----------------   -------     ------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period....      $11.87          $11.35     $ 9.80     $10.00
                                              ------          ------     ------     ------
Income from investment operations(a):
   Net investment income(b).............        0.03            0.27(g)    0.02       0.01
   Net realized and unrealized gains
      (losses)..........................       (0.79)           0.61       1.59      (0.21)
                                              ------          ------     ------     ------
Total from investment operations........       (0.76)           0.88       1.61      (0.20)
                                              ------          ------     ------     ------
Less distributions from:
   Net investment income................       (0.08)          (0.21)     (0.06)        --
   Net realized gains...................       (0.15)          (0.15)        --         --
                                              ------          ------     ------     ------
Total distributions.....................       (0.23)          (0.36)     (0.06)        --
                                              ------          ------     ------     ------
Redemption fees.........................          --(e)          --(e)       --(e)      --(e)
                                              ------         -------     ------     ------
Net asset value, end of period..........      $10.88          $11.87     $11.35     $ 9.80
                                              ======          ======     ======     ======
Total return(c).........................       (6.45)%          7.85%     16.47%     (2.00)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by
   affiliates...........................        1.82%           1.80%      2.12%      2.72%
Expenses net of waiver and payments by
   affiliates...........................        1.55%(f)        1.55%(f)   1.55%(f)   1.55%
Net investment income...................        0.51%           2.11%(g)   0.23%      0.22%
SUPPLEMENTAL DATA
Net assets, end of period (000's).......      $  436          $  690     $  133     $   36
Portfolio turnover rate.................        9.95%          12.39%     10.96%        --%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Net investment income per share includesapproximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.03%.

(h)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 85



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN MIDCAP VALUE FUND

                                          SIX MONTHS ENDED       YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    -----------------------------
ADVISOR CLASS                                (UNAUDITED)       2007       2006     2005(h)
-------------                             ----------------   -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period....       $11.99        $11.42     $ 9.81     $10.00
                                               ------        ------     ------     ------
Income from investment operations(a):
   Net investment income(b).............         0.05          0.33(g)    0.08       0.03
   Net realized and unrealized gains
      (losses)..........................        (0.79)         0.62       1.60      (0.22)
                                               ------        ------     ------     ------
Total from investment operations........        (0.74)         0.95       1.68      (0.19)
                                               ------        ------     ------     ------
Less distributions from:
   Net investment income...............         (0.16)        (0.23)     (0.07)        --
   Net realized gains...................        (0.15)        (0.15)        --         --
                                               ------        ------     ------     ------
Total distributions.....................        (0.31)        (0.38)     (0.07)        --
                                               ------        ------     ------     ------
Redemption fees.........................           --(e)         --(e)      --(e)      --(e)
                                               ------        ------     ------     ------
Net asset value, end of period..........       $10.94        $11.99     $11.42     $ 9.81
                                               ======        ======     ======     ======
Total return(c).........................        (6.18)%        8.42%     17.18%     (1.90)%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses before waiver and payments by
   affiliates...........................         1.32%         1.30%      1.62%      2.22%
Expenses net of waiver and payments by
   affiliates...........................         1.05%(f)      1.05%(f)   1.05%(f)   1.05%
Net investment income...................         1.01%         2.61%(g)   0.73%      0.72%
SUPPLEMENTAL DATA
Net assets, end of period (000's).......       $1,068        $ 1,136    $  777     $  434
Portfolio turnover rate.................         9.95%        12.39%     10.96%        --%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g) Net investment income per share includes approximately $0.13 per share received in the form of a special dividend paid in connection with a corporate spin-off. Excluding this non-recurring amount, the ratio of net investment income to average net assets would have been 1.53%.

(h)  For the period July 1, 2005 (commencement of operations) to October 31,
     2005.


 86 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN MIDCAP VALUE FUND                                         SHARES/UNITS     VALUE
-----------------------------------------------------------------  ------------  -----------
    COMMON STOCKS AND OTHER EQUITY INTERESTS 90.8%
    AUTOMOBILES & COMPONENTS 4.0%
    Autoliv Inc. (Sweden) .......................................      38,400    $ 2,351,616
    Harley-Davidson Inc. ........................................      23,000        879,750
                                                                                 -----------
                                                                                   3,231,366
                                                                                 -----------
    BANKS 3.4%
    Freddie Mac .................................................      55,700      1,387,487
    MGIC Investment Corp. .......................................      23,500        306,205
    The PMI Group Inc. ..........................................      33,200        186,916
    PNC Financial Services Group Inc. ...........................       9,727        674,568
    Radian Group Inc. ...........................................      30,700        165,780
                                                                                 -----------
                                                                                   2,720,956
                                                                                 -----------
    CAPITAL GOODS 15.1%
    Carlisle Cos. Inc. ..........................................      54,500      1,573,960
    Dover Corp. .................................................      38,400      1,899,648
    Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil)...      50,300      2,096,504
    Graco Inc. ..................................................      34,700      1,436,927
    Oshkosh Corp. ...............................................      49,200      1,997,520
    Roper Industries Inc. .......................................      28,500      1,770,420
(a) Terex Corp. .................................................       8,600        599,248
    W.W. Grainger Inc. ..........................................       9,700        841,087
                                                                                 -----------
                                                                                  12,215,314
                                                                                 -----------
    CONSUMER DURABLES & APPAREL 7.9%
    Fortune Brands Inc. .........................................      38,800      2,623,656
    Hasbro Inc. .................................................      32,800      1,166,368
    Leggett & Platt Inc. ........................................      50,000        830,000
    M.D.C. Holdings Inc. ........................................      27,800      1,211,524
    Pulte Homes Inc. ............................................      26,700        348,168
(a) Timberland Co., A ...........................................      13,500        197,100
                                                                                 -----------
                                                                                   6,376,816
                                                                                 -----------
    CONSUMER SERVICES 1.0%
(a) Hillenbrand Inc. ............................................      42,300        805,392
                                                                                 -----------
    DIVERSIFIED FINANCIALS 2.9%
    CIT Group Inc. ..............................................      69,400        755,766
    KKR Private Equity Investors LP .............................     109,200      1,627,080
                                                                                 -----------
                                                                                   2,382,846
                                                                                 -----------
    ENERGY 11.6%
    Chesapeake Energy Corp. .....................................      39,300      2,031,810
    ENSCO International Inc. ....................................      26,396      1,682,217
(a) Helix Energy Solutions Group Inc. ...........................      39,695      1,371,462
    Overseas Shipholding Group Inc. .............................      30,300      2,280,378
    Peabody Energy Corp. ........................................      11,600        709,108
    Pioneer Natural Resources Co. ...............................       7,100        409,883
    Teekay Corp. (Bahamas) ......................................      19,100        871,724
                                                                                 -----------
                                                                                   9,356,582
                                                                                 -----------


                             Semiannual Report | 87



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN MIDCAP VALUE FUND                                         SHARES/UNITS     VALUE
-----------------------------------------------------------------  ------------  -----------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    FOOD, BEVERAGE & TOBACCO 6.5%
    Bunge Ltd. ..................................................       2,994    $   341,586
(a) Dean Foods Co. ..............................................      91,000      2,114,840
    The Hershey Co. .............................................      11,000        411,180
    McCormick & Co. Inc. ........................................      63,800      2,411,002
                                                                                 -----------
                                                                                   5,278,608
                                                                                 -----------
    HEALTH CARE EQUIPMENT & SERVICES 2.3%
    Hill-Rom Holdings Inc. .....................................       42,300     1,06 2,999
(a) LifePoint Hospitals Inc. ....................................      26,100       786, 132
                                                                                 -----------
                                                                                   1,849,131
                                                                                 -----------
    HOUSEHOLD & PERSONAL PRODUCTS 1.0%
    Alberto-Culver Co. ..........................................      32,200        810,474
                                                                                 -----------
    INSURANCE 5.7%
    American National Insurance Co. .............................       2,100        234,738
    Arthur J. Gallagher & Co. ...................................      14,200        348,894
    Cincinnati Financial Corp. ..................................      21,800        782,620
    Erie Indemnity Co., A .......................................      31,000      1,656,020
    Mercury General Corp. .......................................       3,600        179,604
    Montpelier Re Holdings Ltd. (Bermuda) .......................       8,000        132,000
    Old Republic International Corp. ............................      57,775        829,071
    Protective Life Corp. .......................................      11,000        468,820
                                                                                 -----------
                                                                                   4,631,767
                                                                                 -----------
    MATERIALS 11.5%
    Airgas Inc. .................................................      34,100      1,641,233
    Bemis Co. Inc. ..............................................      46,600      1,225,580
    Cabot Corp. .................................................      11,800        344,088
    Celanese Corp., A ...........................................      50,600      2,264,350
    MeadWestvaco Corp. ..........................................      35,700        938,910
    Nucor Corp. .................................................       8,600        649,300
    Sigma-Aldrich Corp. .........................................      25,100      1,431,202
    United States Steel Corp. ...................................       5,400        831,330
                                                                                 -----------
                                                                                   9,325,993
                                                                                 -----------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES 2.0%
(a) Endo Pharmaceuticals Holdings Inc. ..........................      41,600      1,032,928
(a) Watson Pharmaceuticals Inc. .................................      19,400        602,176
                                                                                 -----------
                                                                                   1,635,104
                                                                                 -----------
    RETAILING 3.2%
    Family Dollar Stores Inc. ...................................      20,600        440,840
    J.C. Penney Co. Inc. ........................................      24,900      1,058,250
    Nordstrom Inc. ..............................................      30,700      1,082,482
                                                                                 -----------
                                                                                   2,581,572
                                                                                 -----------
    SOFTWARE & SERVICES 2.9%
(a) SAIC Inc. ...................................................     125,300      2,380,700
                                                                                 -----------


                             88 | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN MIDCAP VALUE FUND                                         SHARES/UNITS     VALUE
-----------------------------------------------------------------  ------------  -----------
    COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
    TRANSPORTATION 2.5%
    J.B. Hunt Transport Services Inc.............................      59,000    $ 2,004,230
                                                                                 -----------
    UTILITIES 7.3%
    Atmos Energy Corp. ..........................................     102,100      2,826,128
    DTE Energy Co. ..............................................      62,800      2,531,468
    Northeast Utilities .........................................      22,600        594,832
                                                                                 -----------
                                                                                   5,952,428
                                                                                 -----------
    TOTAL COMMON STOCKSAND OTHER EQUITY
       INTERESTS(COST $76,607,960)                                                73,539,279
                                                                                 -----------
    SHORT TERM INVESTMENT (COST $7,433,812) 9.2%
    MONEY MARKET FUND 9.2%
(b) Franklin Institutional Fiduciary Trust Money Market
    Portfolio, 2.29%.............................................   7,433,812      7,433,812
                                                                                 -----------
    TOTAL INVESTMENTS (COST $84,041,772) 100.0%..................                 80,973,091
    OTHER ASSETS, LESS LIABILITIES 0.0%(C).......................                      7,917
                                                                                 -----------
    NET ASSETS 100.0%............................................                $80,981,008
                                                                                 ===========

See Selected Portfolio Abbreviations on page 99.

(a)  Non-income producing for the twelve months ended April 30, 2008.

(b) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(c)  Rounds to less than 0.1% of net assets.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 89



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS

FRANKLIN SMALL CAP VALUE FUND

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    ------------------------------------------------------------
CLASS A                                      (UNAUDITED)       2007         2006         2005         2004         2003
---------------------------------------   ----------------   --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  45.94       $  45.27     $  39.41     $  34.37     $  28.19     $  22.15
                                              --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b).....           0.17           0.29         0.17         0.15         0.30        (0.02)
   Net realized and unrealized gains
     (losses) .........................          (3.48)          3.71         6.70         5.15         5.88         6.06
                                              --------       --------     --------     --------     --------     --------
Total from investment operations ......          (3.31)          4.00         6.87         5.30         6.18         6.04
                                              --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ..............          (0.36)         (0.28)       (0.10)       (0.26)          --           --
   Net realized gains .................          (1.63)         (3.05)       (0.91)          --           --           --
                                              --------       --------     --------     --------     --------     --------
Total distributions ...................          (1.99)         (3.33)       (1.01)       (0.26)          --           --
                                              --------       --------     --------     --------     --------     --------
Redemption fees .......................             --(e)          --(e)        --(e)        --(e)        --(e)        --
                                              --------       --------     --------     --------     --------     --------
Net asset value, end of period ........       $  40.64       $  45.94     $  45.27     $  39.41     $  34.37     $  28.19
                                              ========       ========     ========     ========     ========     ========
Total return(c) .......................          (7.11)%         9.15%       17.73%       15.46%       21.92%       27.27%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................           1.24%(f)       1.17%(f)     1.22%(f)     1.29%(f)     1.35%(f)     1.44%
Net investment income (loss) ..........           0.88%          0.62%        0.40%        0.39%        0.95%       (0.07)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $761,389       $849,226     $703,238     $486,563     $296,000     $200,181
Portfolio turnover rate ...............           8.13%          6.49%       17.39%       12.73%       17.38%       14.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


 90 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND

                                          SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    -------------------------------------------------------
CLASS B                                      (UNAUDITED)       2007        2006        2005        2004        2003
-------                                   ----------------   -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $ 43.90        $ 43.43     $ 38.00     $ 33.20     $ 27.41     $ 21.67
                                              -------        -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income (loss)(b) ....          0.03          (0.05)      (0.12)      (0.09)       0.09       (0.17)
   Net realized and unrealized gains
      (losses) ........................         (3.35)          3.57        6.46        4.97        5.70        5.91
                                              -------        -------     -------     -------     -------     -------
Total from investment operations ......         (3.32)          3.52        6.34        4.88        5.79        5.74
                                              -------        -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ..............            --             --          --       (0.08)         --          --
   Net realized gains .................         (1.63)         (3.05)      (0.91)         --          --          --
                                              -------        -------     -------     -------     -------     -------
Total distributions ...................         (1.63)         (3.05)      (0.91)      (0.08)         --          --
                                              -------        -------     -------     -------     -------     -------
Redemption fees .......................            --(e)          --(e)       --(e)       --(e)       --(e)       --
                                              -------        -------     -------     -------     -------     -------
Net asset value, end of period ........       $ 38.95        $ 43.90     $ 43.43     $ 38.00     $ 33.20     $ 27.41
                                              =======        =======     =======     =======     =======     =======
Total return(c) .......................         (7.49)%         8.36%      16.98%      14.68%      21.12%      26.49%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................          1.96%(f)       1.90%(f)    1.90%(f)    1.94%(f)    2.00%(f)    2.09%
Net investment income (loss) ..........          0.16%         (0.11)%     (0.28)%     (0.26)%      0.30%      (0.72)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $56,254        $71,955     $79,482     $76,575     $65,551     $47,551
Portfolio turnover rate ...............          8.13%          6.49%      17.39%      12.73%      17.38%      14.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 91



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    -----------------------------------------------------------
CLASS C                                      (UNAUDITED)       2007         2006         2005         2004         2003
-------                                   ----------------   --------     --------     --------     --------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..       $  43.37       $  42.99     $  37.63     $  32.86     $  27.13     $  21.46
                                              --------       --------     --------     --------     --------     --------
Income from investment operations(a):
   Net investment income (loss)(b) ....           0.03          (0.04)       (0.11)       (0.09)        0.08        (0.17)
   Net realized and unrealized gains
      (losses) ........................          (3.29)          3.52         6.38         4.92         5.65         5.84
                                              --------       --------     --------     --------     --------     --------
Total from investment operations ......          (3.26)          3.48         6.27         4.83         5.73         5.67
                                              --------       --------     --------     --------     --------     --------
Less distributions from:
   Net investment income ..............          (0.04)         (0.05)          --        (0.06)          --           --
   Net realized gains .................          (1.63)         (3.05)       (0.91)          --           --           --
                                              --------       --------     --------     --------     --------     --------
Total distributions ...................          (1.67)         (3.10)       (0.91)       (0.06)          --           --
                                              --------       --------     --------     --------     --------     --------
Redemption fees .......................             --(e)          --(e)        --(e)        --(e)        --(e)        --
                                              --------       --------     --------     --------     --------     --------
Net asset value, end of period ........       $  38.44       $  43.37     $  42.99     $  37.63     $  32.86     $  27.13
                                              ========       ========     ========     ========     ========     ========
Total return(c) .......................          (7.45)%         8.35%       16.96%       14.69%       21.12%       26.42%
RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................           1.95%(f)       1.90%(f)     1.90%(f)     1.94%(f)     2.00%(f)     2.10%
Net investment income (loss) ..........           0.17%         (0.11)%      (0.28)%      (0.26)%       0.30%       (0.73)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) .....       $217,043       $262,339     $240,395     $186,490     $136,805     $109,353
Portfolio turnover rate ..............            8.13%          6.49%       17.39%       12.73%       17.38%       14.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


 92 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND

                                          SIX MONTHS ENDED                   YEAR ENDED OCTOBER 31,
                                           APRIL 30, 2008    -------------------------------------------------------
CLASS R                                      (UNAUDITED)       2007         2006        2005        2004       2003
-------                                   ----------------   --------     -------     -------     -------     ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..     $  45.66         $  45.07     $ 39.22     $ 34.24     $ 28.13     $22.14
                                            --------         --------     -------     -------     -------     ------
Income from investment operations(a):
   Net investment income (loss)(b) ....         0.13             0.18        0.10        0.09        0.31      (0.07)
   Net realized and unrealized gains
      (losses) ........................        (3.48)            3.70        6.66        5.14        5.80       6.06
                                            --------         --------     -------     -------     -------     ------
Total from investment operations ......        (3.35)            3.88        6.76        5.23        6.11       5.99
                                            --------         --------     -------     -------     -------     ------
Less distributions from:
   Net investment income ..............        (0.29)           (0.24)         --(g)    (0.25)         --         --
   Net realized gains .................        (1.63)           (3.05)      (0.91)         --          --         --
                                            --------         --------     -------     -------     -------     ------
Total distributions ...................        (1.92)           (3.29)      (0.91)      (0.25)         --         --
                                            --------         --------     -------     -------     -------     ------
Redemption fees .......................           --(e)            --(e)       --(e)       --(e)       --(e)      --
                                            --------         --------     -------     -------     -------     ------
Net asset value, end of period ........     $  40.39         $  45.66     $ 45.07     $ 39.22     $ 34.24     $28.13
                                            ========         ========     =======     =======     =======     ======

Total return(c) .......................        (7.23)%           8.89%      17.54%      15.24%      21.72%     27.06%

RATIOS TO AVERAGE NET ASSETS(d)
Expenses...............................         1.46%(f)         1.40%(f)    1.40%(f)    1.44%(f)    1.50%(f)   1.59%
Net investment income (loss)...........         0.66%            0.39%       0.22%       0.24%       0.80%     (0.22)%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....     $115,729         $110,497     $56,811     $31,550     $24,951     $6,914
Portfolio turnover rate ...............         8.13%            6.49%      17.39%      12.73%      17.38%     14.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.

(g)  Includes a dividend distribution in the amount of $0.0025.


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 93



Franklin Value Investors Trust

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND

                                          SIX MONTHS ENDED                      YEAR ENDED OCTOBER 31,
                                            APRIL 30, 2008   --------------------------------------------------------
ADVISOR CLASS                                (UNAUDITED)        2007        2006        2005        2004        2003
-------------                             ----------------   --------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)
Net asset value, beginning of period ..      $ 47.26          $ 46.46     $ 40.42     $ 35.21     $ 28.78     $ 22.53
                                             -------          -------     -------     -------     -------     -------
Income from investment operations(a):
   Net investment income(b) ...........         0.24             0.43        0.32        0.29        0.44        0.07
   Net realized and unrealized gains
      (losses) ........................        (3.61)            3.80        6.86        5.28        5.99        6.18
                                             -------          -------     -------     -------     -------     -------
Total from investment operations ......        (3.37)            4.23        7.18        5.57        6.43        6.25
                                             -------          -------     -------     -------     -------     -------
Less distributions from:
   Net investment income ..............        (0.48)           (0.38)      (0.23)      (0.36)         --          --
   Net realized gains .................        (1.63)           (3.05)      (0.91)         --          --          --
                                             -------          -------     -------     -------     -------     -------
Total distributions ...................        (2.11)           (3.43)      (1.14)      (0.36)         --          --
                                             -------          -------     -------     -------     -------     -------
Redemption fees .......................           --(e)            --(e)       --(e)       --(e)       --(e)       --
                                             -------          -------     -------     -------     -------     -------
Net asset value, end of period ........      $ 41.78          $ 47.26     $ 46.46     $ 40.42     $ 35.21     $ 28.78
                                             =======          =======     =======     =======     =======     =======

Total return(c) .......................        (7.01)%           9.43%      18.13%      15.84%      22.34%      27.74%

RATIOS TO AVERAGE NET ASSETS(d)
Expenses ..............................         0.96%(f)         0.90%(f)    0.90%(f)    0.94%(f)    1.00%(f)    1.09%
Net investment income .................         1.16%            0.89%       0.72%       0.74%       1.30%       0.28%

SUPPLEMENTAL DATA
Net assets, end of period (000's) .....      $70,918          $65,753     $56,912     $37,852     $26,701     $13,089
Portfolio turnover rate ...............         8.13%            6.49%      17.39%      12.73%      17.38%      14.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Total return is not annualized for periods less than one year.

(d)  Ratios are annualized for periods less than one year.

(e)  Amount rounds to less than $0.01 per share.

(f)  Benefit of expense reduction rounds to less than 0.01%.


 94 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

FRANKLIN SMALL CAP VALUE FUND                                       SHARES           VALUE
--------------------------------------------------------------   ------------   --------------
      LONG TERM INVESTMENTS 96.4%
      COMMON STOCKS 96.3%
      AUTOMOBILES & COMPONENTS 2.9%
      Gentex Corp. ...........................................        188,700   $    3,524,917
      Monaco Coach Corp. .....................................        760,700        4,815,231
      Thor Industries Inc. ...................................        611,000       18,525,520
  (a) Winnebago Industries Inc. ..............................        560,000        9,010,400
                                                                                --------------
                                                                                    35,876,068
                                                                                --------------
      BANKS 3.2%
  (a) Chemical Financial Corp. ...............................        469,355       11,395,939
  (a) Corus Bankshares Inc. ..................................        691,065        5,065,507
      Peoples Bancorp Inc. ...................................        183,500        4,453,545
      The PMI Group Inc. .....................................        510,000        2,871,300
  (a) TrustCo Bank Corp. NY ..................................      1,750,000       15,277,500
                                                                                --------------
                                                                                    39,063,791
                                                                                --------------
      CAPITAL GOODS 19.7%
      A.O. Smith Corp. .......................................        108,000        3,341,520
  (a) American Woodmark Corp. ................................        312,300        5,893,101
      Apogee Enterprises Inc. ................................        770,600       17,192,086
      Brady Corp., A .........................................        492,300       16,713,585
  (a) Briggs & Stratton Corp. ................................        344,600        5,244,812
      Carlisle Cos. Inc. .....................................        411,000       11,869,680
      CIRCOR International Inc. ..............................        202,200        9,739,974
  (a) CNH Global NV (Netherlands)............................          85,000        3,666,900
  (b) EMCOR Group Inc. .......................................        171,300        4,292,778
  (a) Franklin Electric Co. Inc. ............................         256,300        9,923,936
      Gibraltar Industries Inc. ..............................      1,041,500       10,883,675
      Graco Inc. ............................................         395,300       16,369,373
      Kennametal Inc. ........................................        430,000       14,951,100
      Mueller Industries Inc. ................................        580,000       18,774,600
      Nordson Corp. ..........................................        140,900        8,317,327
  (b) Powell Industries Inc. ................................         107,900        4,539,353
      Roper Industries Inc. ..................................        195,800       12,163,096
  (a) Simpson Manufacturing Co. Inc. .........................        353,000        9,315,670
      Teleflex Inc. ..........................................        140,000        7,712,600
      Timken Co. .............................................         69,600        2,516,040
  (a) Trinity Industries Inc. ................................        241,000        7,326,400
      Universal Forest Products Inc. .........................        612,000       21,242,520
      Wabash National Corp. ..................................      1,158,500        9,708,230
  (a) Watts Water Technologies Inc., A .......................        327,600        8,802,612
                                                                                --------------
                                                                                   240,500,968
                                                                                --------------
      COMMERCIAL SERVICES & SUPPLIES 2.3%
      ABM Industries Inc. ....................................        584,400       12,237,336
      Mine Safety Appliances Co. .............................        416,500       15,481,305
                                                                                --------------
                                                                                    27,718,641
                                                                                --------------


                             Semiannual Report | 95



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND                                       SHARES           VALUE
--------------------------------------------------------------   ------------   --------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      CONSUMER DURABLES & APPAREL 8.7%
      Bassett Furniture Industries Inc. ......................        282,600   $    3,374,244
      Brunswick Corp. ........................................        667,000       11,125,560
      D.R. Horton Inc. .......................................        370,400        5,737,496
  (a) Ethan Allen Interiors Inc. .............................        440,500       12,100,535
      Hooker Furniture Corp. .................................        582,900       12,223,413
  (a) La-Z-Boy Inc. ..........................................      1,077,100        6,861,127
  (a) M/I Homes Inc. .........................................        577,900        9,910,985
      M.D.C. Holdings Inc. ...................................        307,000       13,379,060
  (b) Russ Berrie and Co. Inc. ...............................        544,600        7,635,292
  (b) Timberland Co., A ......................................        270,800        3,953,680
  (b) The Warnaco Group Inc. .................................        426,000       19,655,640
                                                                                --------------
                                                                                   105,957,032
                                                                                --------------
      CONSUMER SERVICES 1.7%
      Hillenbrand Inc. .......................................        126,800        2,414,272
      Regis Corp. ............................................        618,000       18,045,600
                                                                                --------------
                                                                                    20,459,872
                                                                                --------------
      ENERGY 12.5%
      Arch Coal Inc. .........................................        136,000        7,800,960
  (b) Atwood Oceanics Inc. ...................................        101,500       10,220,035
  (b) Bristow Group Inc. .....................................        289,000       15,244,750
      CARBO Ceramics Inc. ....................................         23,000        1,093,190
      CONSOL Energy Inc. .....................................        183,000       14,815,680
  (a) General Maritime Corp. .................................        289,300        7,559,409
  (b) Global Industries Ltd. .................................        278,520        4,445,179
  (b) Helix Energy Solutions Group Inc. ......................        393,300       13,588,515
  (b) Oil States International Inc. ..........................        312,000       15,618,720
  (a) Overseas Shipholding Group Inc. ........................        185,000       13,923,100
      Peabody Energy Corp. ...................................        235,000       14,365,550
      Rowan Cos. Inc. ........................................        235,800        9,193,842
      Teekay Corp. (Bahamas)..................................        225,600       10,296,384
      Tidewater Inc. .........................................         84,400        5,504,568
  (b) Unit Corp. .............................................        135,000        8,573,850
                                                                                --------------
                                                                                   152,243,732
                                                                                --------------
      FOOD & STAPLES RETAILING 0.8%
      Casey's General Stores Inc. ............................        465,000       10,290,450
                                                                                --------------
      HEALTH CARE EQUIPMENT & SERVICES 1.8%
      Hill-Rom Holdings Inc. .................................        126,800        3,186,484
      STERIS Corp. ...........................................        335,000        9,282,850
      West Pharmaceutical Services Inc. ......................        205,200        9,625,932
                                                                                --------------
                                                                                    22,095,266
                                                                                --------------
      INSURANCE 9.7%
      American National Insurance Co. ........................         56,800        6,349,104
      Arthur J. Gallagher & Co. ..............................        299,900        7,368,543
      Aspen Insurance Holdings Ltd. ..........................        644,000       16,737,560


                             96 | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND                                       SHARES           VALUE
--------------------------------------------------------------   ------------   --------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      INSURANCE (CONTINUED)

      Erie Indemnity Co., A ..................................         50,100   $    2,676,342
      IPC Holdings Ltd. ......................................        582,000       16,942,020
      Montpelier Re Holdings Ltd. (Bermuda) ..................        810,000       13,365,000
      Old Republic International Corp. .......................      1,429,000       20,506,150
      Protective Life Corp. ..................................        325,000       13,851,500
      RLI Corp. ..............................................        162,100        7,780,800
  (a) Security Capital Assurance Ltd. ........................      1,376,000        1,412,602
      StanCorp Financial Group Inc. ..........................        225,000       11,529,000
                                                                                --------------
                                                                                   118,518,621
                                                                                --------------
      MATERIALS 14.9%
  (a) AbitibiBowater Inc. ....................................        233,084        2,300,539
      Airgas Inc. ............................................        289,900       13,952,887
      AptarGroup Inc. ........................................        294,700       13,011,005
      Cabot Corp. ............................................        283,200        8,258,112
      Gerdau Ameristeel Corp. (Canada) .......................      1,399,600       21,847,756
      Glatfelter .............................................        772,000       11,263,480
  (b) Mercer International Inc. (Germany) ....................        465,000        3,120,150
      Reliance Steel & Aluminum Co. ..........................        399,400       24,275,532
      RPM International Inc. .................................        719,000       16,033,700
      Steel Dynamics Inc. ....................................      1,209,800       42,161,530
      United States Steel Corp. ..............................         77,000       11,854,150
  (a) Westlake Chemical Corp. ................................        834,000       13,936,140
                                                                                --------------
                                                                                   182,014,981
                                                                                --------------
      REAL ESTATE 0.4%
      Arbor Realty Trust Inc. ................................        253,500        4,377,945
                                                                                --------------
      RETAILING 8.0%
      Brown Shoe Co. Inc. ....................................      1,001,000       16,696,680
      Christopher & Banks Corp. ..............................        792,900        9,395,865
      Fred's Inc. ............................................        627,600        6,953,808
  (a) Group 1 Automotive Inc. ................................        352,000        9,391,360
  (b) Gymboree Corp. .........................................        141,800        6,128,596
  (b) Hot Topic Inc. .........................................        574,300        3,049,533
      The Men's Wearhouse Inc. ...............................        323,400        8,612,142
  (b) Pier 1 Imports Inc. ....................................      1,384,100       10,795,980
  (b) Saks Inc. ..............................................        386,000        5,021,860
(a,b) Tuesday Morning Corp. ..................................      1,137,360        6,187,238
  (b) West Marine Inc. .......................................        795,000        3,975,000
(a,b) Zale Corp. .............................................        583,000       12,079,760
                                                                                --------------
                                                                                    98,287,822
                                                                                --------------
      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 1.3%
      Cohu Inc. ..............................................        601,200       10,442,844
(a,b) OmniVision Technologies Inc. ...........................        359,800        5,771,192
                                                                                --------------
                                                                                    16,214,036
                                                                                --------------


                             Semiannual Report | 97



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED) (CONTINUED)

FRANKLIN SMALL CAP VALUE FUND                                       SHARES           VALUE
--------------------------------------------------------------   ------------   --------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      TECHNOLOGY HARDWARE & EQUIPMENT 3.4%
  (b) Avocent Corp. ..........................................        590,000   $   11,510,900
  (b) Benchmark Electronics Inc. .............................        685,000       12,179,300
      Diebold Inc. ...........................................         87,600        3,433,920
  (b) Mettler-Toledo International Inc. (Switzerland).........        150,500        4,336,630
                                                                                --------------
                                                                                    41,460,750
                                                                                --------------
      TRANSPORTATION 3.0%
  (b) Dollar Thrifty Automotive Group Inc. ...................        285,000        3,759,150
  (b) Genesee & Wyoming Inc. .................................        487,686       17,400,636
  (b) Kansas City Southern ...................................        142,800        6,437,424
      SkyWest Inc. ...........................................        486,500        9,258,095
                                                                                --------------
                                                                                    36,855,305
                                                                                --------------
      UTILITIES 2.0%
      Atmos Energy Corp. .....................................        171,200        4,738,816
      Energen Corp. ..........................................        175,000       11,942,000
      Sierra Pacific Resources ...............................        565,300        7,705,039
                                                                                --------------
                                                                                    24,385,855
                                                                                --------------
      TOTAL COMMON STOCKS (COST $1,055,385,510)...............                   1,176,321,135
                                                                                --------------

                                                                   PRINCIPAL
                                                                    AMOUNT
                                                                 ------------
      CORPORATE BOND (COST $1,304,804) 0.1%
      CAPITAL GOODS 0.1%
      Mueller Industries Inc., 6.00%, 11/01/14................   $  1,319,000        1,162,369
                                                                                --------------
      TOTAL LONG TERM INVESTMENTS (COST $1,056,690,314).......                   1,177,483,504
                                                                                --------------

                                                                    SHARES
                                                                 ------------
      SHORT TERM INVESTMENTS 11.9%
      MONEY MARKET FUND (COST $43,527,871) 3.6%
  (c) Franklin Institutional Fiduciary Trust Money Market
         Portfolio, 2.29%.....................................     43,527,871      43,527,871
                                                                                --------------
  (d) INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
         SECURITIES 8.3%
      MONEY MARKET FUND (COST $101,912,895) 8.3%
  (e) Bank of New York Institutional Cash Reserve Fund,
         2.71% ...............................................    101,912,895     101,912,895
                                                                                --------------
      TOTAL INVESTMENTS (COST $1,202,131,080) 108.3%..........                   1,322,924,270
      OTHER ASSETS, LESS LIABILITIES (8.3)%...................                    (101,590,372)
                                                                                --------------
      NET ASSETS 100.0%.......................................                  $1,221,333,898
                                                                                ==============

(a) A portion or all of the security is on loan as of April 30, 2008. See Note 1(e).

(b)  Non-income producing for the twelve months ended April 30, 2008.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(d)  See Note 1(e) regarding securities on loan.

(e)  The rate shown is the annualized seven-day yield at period end.


                             98 | Semiannual Report



Franklin Value Investors Trust

STATEMENT OF INVESTMENTS, APRIL 30, 2008 (UNAUDITED)

SELECTED PORTFOLIO ABBREVIATION

ADR - American Depository Receipt


    Semiannual Report | The accompanying notes are an integral part of these
                           financial statements. | 99



Franklin Value Investors Trust

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

April 30, 2008 (unaudited)

                                                               FRANKLIN        FRANKLIN         FRANKLIN
                                                                ALL CAP      BALANCE SHEET     LARGE CAP
                                                              VALUE FUND    INVESTMENT FUND    VALUE FUND
                                                             ------------   ---------------   -----------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ........................   $ 10,177,983    $2,247,028,233   $162,729,521
      Cost - Non-controlled affiliated issuers (Note 9) ..             --       286,799,980             --
      Cost - Sweep Money Fund (Note 7) ...................        817,923       210,904,773      4,334,921
      Cost - Repurchase agreements .......................             --       111,983,124             --
                                                             ------------    --------------   ------------
      Total cost of investments ..........................   $ 10,995,906    $2,856,716,110   $167,064,442
                                                             ============    ==============   ============
      Value - Unaffiliated issuers .......................   $  9,786,462    $3,444,141,092   $191,819,234
      Value - Non-controlled affiliated issuers (Note 9)..             --       286,510,430             --
      Value - Sweep Money Fund (Note 7) ..................        817,923       210,904,773      4,334,921
      Value - Repurchase agreements ......................             --       111,983,124             --
                                                             ------------    --------------   ------------
      Total value of investments(a) ......................     10,604,385     4,053,539,419    196,154,155
   Receivables:
      Investment securities sold .........................             --        15,219,026             --
      Capital shares sold ................................         46,763         2,332,328        250,733
      Dividends and interest .............................          5,615         3,320,580        201,898
      Affiliates .........................................         98,782                --             --
   Offering costs ........................................          6,582                --             --
                                                             ------------    --------------   ------------
         Total assets ....................................     10,762,127     4,074,411,353    196,606,786
                                                             ------------    --------------   ------------
Liabilities:
   Payables:
       Investment securities purchased ...................        108,416                --        821,715
       Capital shares redeemed ...........................            330        18,425,202        214,295
       Affiliates ........................................          4,492         2,493,580        220,819
       Professional fees .................................         12,376            64,420         13,746
   Payable upon return of securities loaned ..............             --       225,262,606             --
   Accrued expenses and other liabilities ................         11,922         2,317,058         54,343
                                                             ------------    --------------   ------------
         Total liabilities ...............................        137,536       248,562,866      1,324,918
                                                             ------------    --------------   ------------
            Net assets, at value .........................   $ 10,624,591    $3,825,848,487   $195,281,868
                                                             ============    ==============   ============
Net assets consist of:
   Paid-in capital .......................................   $ 11,133,167    $2,165,943,038   $160,538,337
   Undistributed net investment income ...................          4,696        18,436,429        419,507
   Net unrealized appreciation (depreciation) ............       (391,521)    1,196,823,309     29,089,713
   Accumulated net realized gain (loss) ..................       (121,751)      444,645,711      5,234,311
                                                             ------------    --------------   ------------
            Net assets, at value .........................   $ 10,624,591    $3,825,848,487   $195,281,868
                                                             ============    ==============   ============
(a) Includes securities loaned ...........................   $         --    $  225,211,800   $         --


100 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

April 30, 2008 (unaudited)

                                                                             FRANKLIN       FRANKLIN         FRANKLIN
                                                                              ALL CAP     BALANCE SHEET      LARGE CAP
                                                                            VALUE FUND   INVESTMENT FUND    VALUE FUND
                                                                            ----------   ---------------   ------------
CLASS A:
   Net assets, at value .................................................   $8,398,908    $3,416,426,342   $130,558,515
                                                                            ----------   ---------------   ------------
   Shares outstanding ...................................................      921,142        59,466,248      9,012,059
                                                                            ----------   ---------------   ------------
   Net asset value per share(a) .........................................   $     9.12    $        57.45   $      14.49
                                                                            ----------   ---------------   ------------
   Maximum offering price per share (net asset value per share/94.25%)...   $     9.68    $        60.95   $      15.37
                                                                            ----------   ---------------   ------------
CLASS B:
   Net assets, at value .................................................           --    $   90,225,018   $ 14,635,435
                                                                            ----------   ---------------   ------------
   Shares outstanding ...................................................           --         1,592,375      1,020,744
                                                                            ----------   ---------------   ------------
   Net asset value and maximum offering price per share(a) ..............           --    $        56.66   $      14.34
                                                                            ----------   ---------------   ------------
CLASS C:
   Net assets, at value .................................................   $1,342,226    $   99,292,649   $ 40,670,426
                                                                            ----------   ---------------   ------------
   Shares outstanding ...................................................      147,836         1,748,833      2,837,594
                                                                            ----------   ---------------   ------------
   Net asset value and maximum offering price per share(a) ..............   $     9.08    $        56.78   $      14.33
                                                                            ----------   ---------------   ------------
CLASS R:
   Net assets, at value .................................................   $    9,114    $   55,757,187   $  5,913,136
                                                                            ----------   ---------------   ------------
   Shares outstanding ...................................................        1,000           977,426        411,849
                                                                            ----------   ---------------   ------------
   Net asset value and maximum offering price per share(a) ..............   $     9.11    $        57.04   $      14.36
                                                                            ----------   ---------------   ------------
ADVISOR CLASS:
   Net assets, at value .................................................   $  874,343    $  164,147,291   $  3,504,356
                                                                            ----------   ---------------   ------------
   Shares outstanding ...................................................       95,646         2,855,111        242,533
                                                                            ----------   ---------------   ------------
   Net asset value and maximum offering price per share(a) ..............   $     9.14    $        57.49   $      14.45
                                                                            ----------   ---------------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


    Semiannual Report | The accompanying notes are an integral part of these
                          financial statements. | 101



Franklin Value Investors Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

April 30, 2008 (unaudited)

                                                                FRANKLIN       FRANKLIN        FRANKLIN
                                                                MICROCAP        MIDCAP         SMALL CAP
                                                               VALUE FUND     VALUE FUND      VALUE FUND
                                                              ------------   ------------   --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers..........................   $179,349,386   $ 76,607,960   $1,158,603,209
      Cost - Non-controlled affiliated issuers (Note 9)....     58,372,585             --               --
      Cost - Sweep Money Fund (Note 7).....................     65,528,413      7,433,812       43,527,871
                                                              ------------   ------------   --------------
      Total cost of investments............................   $303,250,384   $ 84,041,772   $1,202,131,080
                                                              ============   ============   ==============
      Value - Unaffiliated issuers.........................   $262,280,367   $ 73,539,279   $1,279,396,399
      Value - Non-controlled affiliated issuers (Note 9)...     71,862,807             --               --
      Value - Sweep Money Fund (Note 7)....................     65,528,413      7,433,812       43,527,871
                                                              ------------   ------------   --------------
      Total value of investments(a)........................    399,671,587     80,973,091    1,322,924,270
   Receivables:
      Investment securities sold...........................             --         91,787           18,056
      Capital shares sold..................................         98,706        195,097        3,948,283
      Dividends and interest...............................        127,543         46,062          892,377
      Other................................................         88,701             --               --
                                                              ------------   ------------   --------------
         Total assets......................................    399,986,537     81,306,037    1,327,782,986
                                                              ------------   ------------   --------------
Liabilities:
   Payables:
      Investment securities purchased......................         13,033             --          203,196
      Capital shares redeemed..............................        490,949        214,398        2,885,243
      Affiliates...........................................        324,180         82,844        1,418,969
   Payable upon return of securities loaned................      1,683,378             --      101,912,895
   Accrued expenses and other liabilities..................         87,199         27,787           28,785
                                                              ------------   ------------   --------------
         Total liabilities.................................      2,598,739        325,029      106,449,088
                                                              ------------   ------------   --------------
            Net assets, at value...........................   $397,387,798   $ 80,981,008   $1,221,333,898
                                                              ============   ============   ==============
Net assets consist of:
     Paid-in capital.......................................   $283,197,978   $ 82,533,842   $1,033,087,921
     Undistributed net investment income...................      2,343,889         90,717        1,802,859
     Net unrealized appreciation (depreciation)............     96,421,203     (3,068,681)     120,793,190
     Accumulated net realized gain (loss)..................     15,424,728      1,425,130       65,649,928
                                                              ------------   ------------   --------------
            Net assets, at value...........................   $397,387,798   $ 80,981,008   $1,221,333,898
                                                              ============   ============   ==============
(a) Includes securities loaned.............................   $  1,683,250   $         --   $  101,890,326


102 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
April 30, 2008 (unaudited)

                                                FRANKLIN      FRANKLIN       FRANKLIN
                                                MICROCAP        MIDCAP       SMALL CAP
                                               VALUE FUND     VALUE FUND    VALUE FUND
                                              ------------   -----------   ------------
CLASS A:
   Net assets, at value ...................   $342,133,804   $65,043,340   $761,389,009
                                              ------------   -----------   ------------
   Shares outstanding .....................     10,617,697     5,973,181     18,735,703
                                              ------------   -----------   ------------
   Net asset value per share(a) ...........   $      32.22   $     10.89   $      40.64
                                              ------------   -----------   ------------
   Maximum offering price per share (net
      asset value per share / 94.25%) .....   $      34.19   $     11.55   $      43.12
                                              ------------   -----------   ------------
CLASS B:
   Net assets, at value ...................             --            --   $ 56,254,178
                                              ------------   -----------   ------------
   Shares outstanding .....................             --            --      1,444,086
                                              ------------   -----------   ------------
   Net asset value and maximum offering
      price per share(a) ..................             --            --   $      38.95
                                              ------------   -----------   ------------
CLASS C:
   Net assets, at value ...................             --   $14,433,740   $217,043,398
                                              ------------   -----------   ------------
   Shares outstanding .....................             --     1,333,302      5,646,721
                                              ------------   -----------   ------------
   Net asset value and maximum offering
      price per share(a) ..................             --   $     10.83   $      38.44
                                              ------------   -----------   ------------
CLASS R:
   Net assets, at value ...................             --   $   436,020   $115,728,824
                                              ------------   -----------   ------------
   Shares outstanding .....................             --        40,061      2,865,565
                                              ------------   -----------   ------------
   Net asset value and maximum offering
      price per share(a) ..................             --   $     10.88   $      40.39
                                              ------------   -----------   ------------
ADVISOR CLASS:
   Net assets, at value ...................   $ 55,253,994   $ 1,067,908   $ 70,918,489
                                              ------------   -----------   ------------
   Shares outstanding .....................      1,713,265        97,658      1,697,304
                                              ------------   -----------   ------------
   Net asset value and maximum offering
      price per share(a) ..................   $      32.25   $     10.94   $      41.78
                                              ------------   -----------   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


    Semiannual Report | The accompanying notes are an integral part of these
                          financial statements. | 103



Franklin Value Investors Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS
for the six months ended April 30, 2008 (unaudited)

                                               FRANKLIN       FRANKLIN         FRANKLIN
                                                ALL CAP     BALANCE SHEET      LARGE CAP
                                              VALUE FUND   INVESTMENT FUND    VALUE FUND
                                              ----------   ---------------   ------------
Investment income:
   Dividends:
      Unaffiliated issuers ................   $  77,030     $  36,154,991    $  2,682,758
      Non-controlled affiliated issuers
         (Note 9) .........................          --           665,600              --
      Sweep Money Fund (Note 7) ...........      14,161         4,053,583              --
   Interest ...............................          --         2,589,837              --
   Income from securities loaned ..........          --         4,863,630          14,229
                                              ---------     -------------    ------------
            Total investment income .......      91,191        48,327,641       2,696,987
                                              ---------     -------------    ------------
Expenses:
   Management fees (Note 3a) ..............      24,025         8,795,241         547,568
   Administrative fees (Note 3b) ..........       9,254                --         201,360
   Distribution fees: (Note 3c)
      Class A .............................      12,915         4,207,283         199,776
      Class B .............................          --           475,075          77,775
      Class C .............................       5,154           521,781         213,732
      Class R .............................          22           136,851          16,823
   Transfer agent fees (Note 3e) ..........       8,925         4,534,134         251,699
   Custodian fees (Note 4) ................          63            46,626           2,099
   Reports to shareholders ................       5,140           116,105          16,930
   Registration and filing fees ...........      25,716           107,539          33,564
   Professional fees ......................      12,628            66,928          12,620
   Trustees' fees and expenses ............         114           138,720           6,684
   Amortization of offering costs .........      38,646                --              --
   Other ..................................       1,544            43,715           5,928
                                              ---------     -------------    ------------
            Total expenses ................     144,146        19,189,998       1,586,558
            Expense reductions (Note 4) ...         (49)           (9,302)             --
            Expense waived/paid by
               affiliates (Note 3f) .......     (84,379)               --              --
                                              ---------     -------------    ------------
               Net expenses ...............      59,718        19,180,696       1,586,558
                                              ---------     -------------    ------------
                  Net investment income ...      31,473        29,146,945       1,110,429
                                              ---------     -------------    ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers(a) ..........     (50,630)      442,704,838       5,265,201
         Non-controlled affiliated
            issuers (Note 9) ..............          --        (2,021,593)             --
      Closed-end funds distributions ......          --         4,635,268              --
      Foreign currency transactions .......          --            (3,347)             --
                                              ---------     -------------    ------------
                  Net realized gain
                     (loss) ...............     (50,630)      445,315,166       5,265,201
                                              ---------     -------------    ------------
   Net change in unrealized appreciation
      (depreciation) on investments .......    (238,304)     (887,780,250)    (21,910,313)
                                              ---------     -------------    ------------
Net realized and unrealized gain (loss) ...    (288,934)     (442,465,084)    (16,645,112)
                                              ---------     -------------    ------------
Net increase (decrease) in net assets
   resulting from operations ..............   $(257,461)    $(413,318,139)   $(15,534,683)
                                              =========     =============    ============

(a)Amount includes gains from a redemption
   in-kind (Note 10) ......................   $      --     $ 108,873,568    $         --



104 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report




Franklin Value Investors Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended April 30, 2008 (unaudited)

                                                FRANKLIN      FRANKLIN       FRANKLIN
                                                MICROCAP        MIDCAP       SMALL CAP
                                               VALUE FUND     VALUE FUND     VALUE FUND
                                              ------------   -----------   -------------
Investment income:
   Dividends:
      Unaffiliated issuers ................   $  3,170,283   $   736,574   $   9,840,583
      Non-controlled affiliated issuers
         (Note 9) .........................        474,275            --              --
      Sweep Money Fund (Note 7) ...........      1,321,994        84,528         348,668
   Interest ...............................        408,012            --          40,442
   Income from securities loaned ..........         72,822         7,583       2,330,071
                                              ------------   -----------   -------------
            Total investment income .......      5,447,386       828,685      12,559,764
                                              ------------   -----------   -------------
Expenses:
   Management fees (Note 3a) ..............      1,450,798       293,329       3,853,140
   Administrative fees (Note 3b) ..........             --        80,422              --
   Distribution fees: (Note 3c)
      Class A .............................        451,988       114,362       1,040,172
      Class B .............................             --            --         294,693
      Class C .............................             --        66,727       1,081,584
      Class R .............................             --         1,192         262,470
   Transfer agent fees (Note 3e) ..........        272,295        95,892       1,618,068
   Custodian fees (Note 4) ................          3,190           776           8,259
   Reports to shareholders ................         29,657        10,556          86,598
   Registration and filing fees ...........         17,589        31,835          69,880
   Professional fees ......................         16,658        11,769          19,694
   Trustees' fees and expenses ............         13,072         2,636          30,105
   Other ..................................          7,535         2,610          10,939
                                              ------------   -----------   -------------
            Total expenses ................      2,262,782       712,106       8,375,602
            Expense reductions (Note 4) ...         (2,128)         (223)         (4,961)
            Expenses waived/paid by
               affiliates (Note 3f) .......             --      (107,609)             --
                                              ------------   -----------   -------------
               Net expenses ...............      2,260,654       604,274       8,370,641
                                              ------------   -----------   -------------
                  Net investment income ...      3,186,732       224,411       4,189,123
                                              ------------   -----------   -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers .............     13,982,469     1,494,773      65,629,544
         Non-controlled affiliated
            issuers (Note 9) ..............      1,448,900            --              --
                                              ------------   -----------   -------------
                  Net realized gain
                     (loss) ...............     15,431,369     1,494,773      65,629,544
                                              ------------   -----------   -------------
   Net change in unrealized appreciation
      (depreciation) on investments .......    (90,393,556)   (7,568,645)   (170,353,190)
                                              ------------   -----------   -------------
Net realized and unrealized gain (loss) ...    (74,962,187)   (6,073,872)   (104,723,646)
                                              ------------   -----------   -------------
Net increase (decrease) in net assets
   resulting from operations ..............   $(71,775,455)  $(5,849,461)  $(100,534,523)
                                              ============   ===========   =============


    Semiannual Report | The accompanying notes are an integral part of these
                          financial statements. | 105




Franklin Value Investors Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                            FRANKLIN ALL CAP                     FRANKLIN BALANCE SHEET
                                                               VALUE FUND                            INVESTMENT FUND
                                                  --------------------------------------   -----------------------------------
                                                  SIX MONTHS ENDED                         SIX MONTHS ENDED
                                                   APRIL 30, 2008       PERIOD ENDED        APRIL 30, 2008       YEAR ENDED
                                                     (UNAUDITED)     OCTOBER 31, 2007(a)      (UNAUDITED)     OCTOBER 31, 2007
                                                  ----------------   -------------------   ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................     $    31,473           $   12,160       $    29,146,945    $    53,915,942
      Net realized gain (loss) from investments
         and foreign currency transactions ....         (50,630)             (71,118)          445,315,166        392,131,570
      Net change in unrealized appreciation
         (depreciation) on investments ........        (238,304)            (153,217)         (887,780,250)       (52,722,539)
                                                    -----------           ----------       ---------------    ---------------
            Net increase (decrease) in net
               assets resulting from
               operations .....................        (257,461)            (212,175)         (413,318,139)       393,324,973
                                                    -----------           ----------       ---------------    ---------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................         (43,343)                  --           (39,616,281)       (56,124,269)
         Class B ..............................              --                   --              (173,444)          (653,600)
         Class C ..............................          (4,764)                  --              (181,204)          (719,909)
         Class R ..............................             (46)                  --              (468,985)          (559,473)
         Advisor Class ........................          (6,079)                  --            (4,626,752)        (5,121,199)
      Net realized gains:
         Class A ..............................              --                   --          (335,973,611)      (272,064,080)
         Class B ..............................              --                   --            (9,320,941)        (7,883,359)
         Class C ..............................              --                   --           (10,342,932)        (8,695,351)
         Class R ..............................              --                   --            (5,217,525)        (3,216,294)
         Advisor Class ........................              --                   --           (30,754,479)       (20,887,969)
                                                    -----------           ----------       ---------------    ---------------
      Total distributions to shareholders .....         (54,232)                  --          (436,676,154)      (375,925,503)
                                                    -----------           ----------       ---------------    ---------------
      Capital share transactions: (Note 2)
         Class A ..............................       1,509,078            7,312,010           (90,592,986)      (221,364,108)
         Class B ..............................              --                   --            (4,828,712)       (13,171,468)
         Class C ..............................         517,336              862,548            (9,386,741)        (9,795,929)
         Class R ..............................              --               10,000             2,824,309         12,922,088
         Advisor Class ........................         (62,942)           1,000,367          (149,887,671)        54,496,840
                                                    -----------           ----------       ---------------    ---------------
      Total capital share transactions ........       1,963,472            9,184,925          (251,871,801)      (176,912,577)
                                                    -----------           ----------       ---------------    ---------------
      Redemption fees .........................              15                   47                33,779             38,929
                                                    -----------           ----------       ---------------    ---------------
            Net increase (decrease) in
               net assets .....................       1,651,794            8,972,797        (1,101,832,315)      (159,474,178)
   Net assets:
      Beginning of period .....................       8,972,797                   --         4,927,680,802      5,087,154,980
                                                    -----------           ----------       ---------------    ---------------
      End of period ...........................     $10,624,591           $8,972,797       $ 3,825,848,487    $ 4,927,680,802
                                                    ===========           ==========       ===============    ===============
   Undistributed net investment income included
      in net assets:
      End of period ...........................     $     4,696           $   27,455       $    18,436,429    $    34,346,150
                                                    ===========           ==========       ===============    ===============

(a)  For the period June 1, 2007 (commencement of operations) to October 31,
     2007.


106 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FRANKLIN LARGE CAP                    FRANKLIN MICROCAP
                                                                VALUE FUND                            VALUE FUND
                                                  -----------------------------------   -----------------------------------
                                                  SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                   APRIL 30, 2008       YEAR ENDED       APRIL 30, 2008       YEAR ENDED
                                                     (UNAUDITED)     OCTOBER 31, 2007     (UNAUDITED)      OCTOBER 31, 2007
                                                  ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................     $  1,110,429       $  2,893,123      $   3,186,732       $  4,658,233
      Net realized gain (loss) from investments
         and foreign currency transactions ....        5,265,201         13,319,606         15,431,369         58,150,672
      Net change in unrealized appreciation
         (depreciation) on investments ........      (21,910,313)         3,667,722        (90,393,556)         2,157,157
                                                    ------------       ------------      -------------       ------------
            Net increase (decrease) in net
               assets resulting from
               operations .....................      (15,534,683)        19,880,451        (71,775,455)        64,966,062
                                                    ------------       ------------      -------------       ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................       (2,093,669)        (2,342,258)        (4,205,492)        (6,348,151)
         Class B ..............................         (126,996)          (139,377)                --                 --
         Class C ..............................         (332,068)          (441,613)                --                 --
         Class R ..............................          (97,647)           (88,308)                --                 --
         Advisor Class ........................          (59,611)           (49,519)          (487,350)          (225,219)
      Net realized gains:
         Class A ..............................       (8,731,188)        (9,229,421)       (53,226,645)       (24,824,164)
         Class B ..............................       (1,064,276)        (1,118,742)                --
         Class C ..............................       (2,886,027)        (3,251,511)                --                 --
         Class R ..............................         (442,625)          (394,504)                --                 --
         Advisor Class ........................         (194,600)          (154,969)        (4,817,863)          (747,866)
                                                    ------------       ------------      -------------       ------------
   Total distributions to shareholders ........      (16,028,707)       (17,210,222)       (62,737,350)       (32,145,400)
                                                    ------------       ------------      -------------       ------------
   Capital share transactions: (Note 2)
         Class A ..............................          134,442        (34,902,280)        (2,391,149)       (38,181,352)
         Class B ..............................       (1,488,438)        (3,747,506)                --                 --
         Class C ..............................       (5,227,456)       (11,758,318)                --                 --
         Class R ..............................         (809,675)           (10,654)                --                 --
         Advisor Class ........................          578,034          1,372,280         33,498,786         26,014,141
                                                    ------------       ------------      -------------       ------------
   Total capital share transactions ...........       (6,813,093)       (49,046,478)        31,107,637        (12,167,211)
                                                    ------------       ------------      -------------       ------------
   Redemption fees ............................              895                263              2,110              2,023
                                                    ------------       ------------      -------------       ------------
            Net increase (decrease) in
               net assets .....................      (38,375,588)       (46,375,986)      (103,403,058)        20,655,474
   Net assets:
      Beginning of period .....................      233,657,456        280,033,442        500,790,856        480,135,382
                                                    ------------       ------------      -------------       ------------
      End of period ...........................     $195,281,868       $233,657,456      $ 397,387,798       $500,790,856
                                                    ============       ============      =============       ============
   Undistributed net investment income included
      in net assets:
      End of period ...........................     $    419,507       $  2,019,069      $   2,343,889       $  3,849,999
                                                    ============       ============      =============       ============


    Semiannual Report | The accompanying notes are an integral part of these
                          financial statements. | 107



Franklin Value Investors Trust

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                            FRANKLIN MIDCAP                      FRANKLIN SMALL CAP
                                                               VALUE FUND                            VALUE FUND
                                                  -----------------------------------   -----------------------------------
                                                  SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                   APRIL 30, 2008       YEAR ENDED       APRIL 30, 2008       YEAR ENDED
                                                    (UNAUDITED)      OCTOBER 31, 2007     (UNAUDITED)      OCTOBER 31, 2007
                                                  ----------------   ----------------   ----------------   ----------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ...................      $   224,411        $ 1,605,473      $    4,189,123     $    5,674,202
      Net realized gain (loss) from investments        1,494,773          1,028,308          65,629,544         48,335,673
      Net change in unrealized appreciation
         (depreciation) on investments ........       (7,568,645)         1,266,035        (170,353,190)        50,133,835
                                                     -----------        -----------      --------------     --------------
            Net increase (decrease) in net
               assets resulting from
               operations .....................       (5,849,461)         3,899,816        (100,534,523)       104,143,710
                                                     -----------        -----------      --------------     --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ..............................         (781,237)          (801,821)         (6,548,827)        (4,407,801)
         Class C ..............................          (76,158)          (122,118)           (206,327)          (266,542)
         Class R ..............................           (3,051)            (8,309)           (727,257)          (316,135)
         Advisor Class ........................          (15,642)           (15,315)           (633,598)          (505,499)
      Net realized gains:
         Class A ..............................         (891,244)          (621,341)        (29,890,541)       (47,916,137)
         Class B ..............................               --                 --          (2,563,602)        (5,483,021)
         Class C ..............................         (186,888)          (132,590)         (9,528,566)       (17,152,546)
         Class R ..............................           (5,498)            (6,141)         (4,042,310)        (4,083,147)
         Advisor Class ........................          (13,872)           (10,395)         (2,133,159)        (4,066,624)
                                                     -----------        -----------      --------------     --------------
   Total distributions to shareholders ........       (1,973,590)        (1,718,030)        (56,274,187)       (84,197,452)
                                                     -----------        -----------      --------------     --------------
   Capital share transactions: (Note 2)
         Class A ..............................       (1,021,433)        28,087,583          11,092,491        134,189,399
         Class B ..............................               --                 --          (7,401,280)        (8,627,417)
         Class C ..............................          574,380          5,312,924         (14,926,775)        19,329,728
         Class R ..............................         (208,040)           523,637          17,630,078         52,776,349
         Advisor Class ........................           33,512            325,925          11,969,578          5,308,474
                                                     -----------        -----------      --------------     --------------
   Total capital share transactions ...........         (621,581)        34,250,069          18,364,092        202,976,533
                                                     -----------        -----------      --------------     --------------
   Redemption fees ............................               56                240               7,912             11,128
                                                     -----------        -----------      --------------     --------------
            Net increase (decrease) in
               net assets .....................       (8,444,576)        36,432,095        (138,436,706)       222,933,919
   Net assets:
      Beginning of period .....................       89,425,584         52,993,489       1,359,770,604      1,136,836,685
                                                     -----------        -----------      --------------     --------------
      End of period ...........................      $80,981,008        $89,425,584      $1,221,333,898     $1,359,770,604
                                                     ===========        ===========      ==============     ==============
   Undistributed net investment income included
      in net assets:
      End of period ...........................      $    90,717        $   742,394      $    1,802,859     $    5,729,745
                                                     ===========        ===========      ==============     ==============


108 | The accompanying notes are an integral part of these financial statements.
                              | Semiannual Report



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Value Investors Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as a diversified, open-end investment company, consisting of six funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

                                CLASS A, CLASS C,             CLASS A, CLASS B, CLASS C,
CLASS A & ADVISOR CLASS         CLASS R & ADVISOR CLASS       CLASS R & ADVISOR CLASS
-----------------------------   ---------------------------   --------------------------------------
Franklin MicroCap Value Fund    Franklin All Cap Value Fund   Franklin Balance Sheet Investment Fund
                                Franklin MidCap Value Fund    Franklin Large Cap Value Fund
                                                              Franklin Small Cap Value Fund

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository


                            Semiannual Report | 109



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS

The Funds may enter into repurchase agreements. Repurchase agreements are accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The Funds may also enter into joint repurchase agreements whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. All repurchase agreements held by the Funds at period end had been entered into on April 30, 2008. Repurchase agreements are valued at cost.


                            110 | Semiannual Report



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. FOREIGN CURRENCY CONTRACTS

When the Funds purchase or sell foreign securities they may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

E. SECURITIES LENDING

The Funds participate in a principal based security lending program and receive a minimum guaranteed payment for their participation, and may receive additional payments based on actual securities loaned. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is held in a segregated account with the Funds' custodian on the Funds' behalf. While the funds continue to bear the market risk with respect to securities loaned and the risk that the principal may default on its obligations to the funds, the principal bears the risk of default by any third party borrower.

F. INCOME TAXES

No provision has been made for U.S. income taxes because it is each fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.


                            Semiannual Report | 111



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

H. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

I. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

J. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as an addition to paid-in capital.

K. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.


                             112 | Semiannual Report



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

At April 30, 2008, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                           FRANKLIN ALL CAP         FRANKLIN BALANCE SHEET
                                                              VALUE FUND               INVESTMENT FUND
                                                        ---------------------   -----------------------------
                                                         SHARES      AMOUNT        SHARES          AMOUNT
                                                        --------   ----------   -----------   ---------------
CLASS A SHARES:
Six Months ended April 30, 2008
   Shares sold.......................................    257,567   $2,265,101     3,602,133   $   204,374,940
   Shares issued in reinvestment of distributions....      3,523       30,828     6,319,439       358,944,108
   Shares redeemed...................................    (89,640)    (786,851)  (11,424,675)     (653,912,034)
                                                         -------   ----------   -----------   ---------------
   Net increase (decrease)...........................    171,450   $1,509,078    (1,503,103)  $   (90,592,986)
                                                         =======    =========   ===========   ===============
Year ended October 31, 2007(a)
   Shares sold.......................................    803,935   $7,832,682    10,205,917   $   715,192,846
   Shares issued in reinvestment of distributions....         --           --     4,657,380       313,627,999
   Shares redeemed...................................    (54,243)    (520,672)  (17,958,437)   (1,250,184,953)
                                                         -------   ----------   -----------   ---------------
   Net increase (decrease)...........................    749,692   $7,312,010    (3,095,140)  $  (221,364,108)
                                                         =======    =========   ===========   ===============
CLASS B SHARES:
Six Months ended April 30, 2008
   Shares sold.......................................                                 7,515   $       420,376
   Shares issued in reinvestment of distributions....                               151,839         8,530,324
   Shares redeemed...................................                              (246,442)      (13,779,412)
                                                                                -----------   ---------------
   Net increase (decrease)...........................                               (87,088)  $    (4,828,712)
                                                                                ===========   ===============
Year ended October 31, 2007
   Shares sold.......................................                                18,712   $     1,292,523
   Shares issued in reinvestment of distributions....                               116,332         7,745,341
   Shares redeemed...................................                              (321,754)      (22,209,332)
                                                                                -----------   ---------------
   Net increase (decrease)...........................                              (186,710)  $   (13,171,468)
                                                                                ===========   ===============
CLASS C SHARES:
Six Months ended April 30, 2008
   Shares sold.......................................     74,392   $  655,400        26,902    $    1,509,769
   Shares issued in reinvestment of distributions....        496        4,332       169,875         9,560,562
   Shares redeemed...................................    (16,231)    (142,396)     (360,382)      (20,457,072)
                                                         -------   ----------   -----------   ---------------
   Net increase (decrease)...........................     58,657   $  517,336      (163,605)  $    (9,386,741)
                                                         -------   ----------   -----------   ---------------
Year ended October 31, 2007(a)
   Shares sold.......................................     94,457   $  912,684        63,855   $     4,412,080
   Shares issued in reinvestment of distributions....         --           --       128,179         8,546,996
   Shares redeemed...................................     (5,278)     (50,136)     (331,729)      (22,755,005)
                                                         -------   ----------   -----------   ---------------
   Net increase (decrease)...........................     89,179   $  862,548      (139,695)  $    (9,795,929)
                                                         =======    =========   ===========   ===============


                             Semiannual Report | 113



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           FRANKLIN ALL CAP         FRANKLIN BALANCE SHEET
                                                              VALUE FUND               INVESTMENT FUND
                                                        ---------------------   ---------------------------
                                                         SHARES      AMOUNT        SHARES         AMOUNT
                                                        --------   ----------   -----------   -------------
CLASS R SHARES:
Six Months ended April 30, 2008
   Shares sold.......................................         --   $       --        99,879   $   5,666,883
   Shares issued in reinvestment of distributions....         --           --       100,718       5,686,511
   Shares redeemed...................................         --           --      (150,082)     (8,529,085)
                                                         -------   ----------    ----------   -------------
   Net increase (decrease)...........................         --   $       --        50,515   $   2,824,309
                                                         =======   ==========    ==========   =============
Year ended October 31, 2007(a)
   Shares sold.......................................      1,000   $   10,000       323,636   $  22,820,838
   Shares issued in reinvestment of distributions....         --           --        56,372       3,775,767
   Shares redeemed...................................         --           --      (196,835)    (13,674,517)
                                                         -------   ----------    ----------   -------------
   Net increase (decrease)...........................      1,000   $   10,000       183,173   $  12,922,088
                                                         =======   ==========    ==========   =============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2008
   Shares sold.......................................      7,414   $   65,888     1,029,898   $  58,759,948
   Shares issued in reinvestment of distributions....        680        5,955       138,628       7,872,659
   Shares redeemed in-kind (Note 10)                          --           --    (2,258,629)   (122,508,050)
   Shares redeemed...................................    (15,043)    (134,785)   (1,668,032)    (94,012,228)
                                                         -------   ----------    ----------   -------------
Net increase (decrease)..............................     (6,949)  $  (62,942)   (2,758,135)  $(149,887,671)
                                                         =======   ==========    ==========   =============
Year ended October 31, 2007(a)
   Shares sold.......................................    107,349   $1,046,114     2,878,564   $ 198,925,673
   Shares issued in reinvestment of distributions....         --           --        23,747       1,599,836
   Shares redeemed...................................     (4,754)     (45,747)   (2,092,642)   (146,028,669)
                                                         -------   ----------    ----------   -------------
   Net increase (decrease)...........................    102,595   $1,000,367       809,669   $  54,496,840
                                                         =======   ==========    ==========   =============

(a) For the period ended June 1, 2007 (commencement of operation) to October 31, 2007 for the Franklin All Cap Value Fund.

                                                              FRANKLIN LARGE CAP           FRANKLIN MICROCAP
                                                                  VALUE FUND                  VALUE FUND
                                                          -------------------------   --------------------------
                                                            SHARES        AMOUNT        SHARES         AMOUNT
                                                          ----------   ------------   ----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2008
   Shares sold ........................................      866,646   $ 12,573,959      534,069   $  18,430,302
   Shares issued in reinvestment of distributions .....      675,677      9,770,294    1,553,014      52,057,039
   Shares redeemed ....................................   (1,554,450)   (22,209,811)  (2,100,454)    (72,878,490)
                                                          ----------    -----------   ----------   -------------
   Net increase (decrease) ............................      (12,127)      $134,442      (13,371)  $  (2,391,149)
                                                          ==========    ===========   ==========   =============
Year ended October 31, 2007
   Shares sold ........................................    2,011,683   $ 33,028,361      968,140   $  42,218,982
   Shares issued in reinvestment of distributions .....      635,098     10,250,489      687,607      28,391,274
   Shares redeemed ....................................   (4,750,957)   (78,181,130)  (2,491,023)   (108,791,608)
                                                          ----------    -----------   ----------   -------------
   Net increase (decrease) ............................   (2,104,176)  $(34,902,280)    (835,276)  $ (38,181,352)
                                                          ==========    ===========   ==========   =============


                             114 | Semiannual Report




Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                             FRANKLIN LARGE CAP      FRANKLIN MICROCAP
                                                                 VALUE FUND               VALUE FUND
                                                         -------------------------   -----------------
                                                           SHARES        AMOUNT      SHARES    AMOUNT
                                                         ----------   ------------   ------   --------
CLASS B SHARES:
Six Months ended April 30, 2008
   Shares sold ......................................        24,350   $    351,912
   Shares issued in reinvestment of distributions ...        73,708      1,057,707
   Shares redeemed ..................................      (203,121)    (2,898,057)
                                                         ----------   ------------
   Net increase (decrease) ..........................      (105,063)  $ (1,488,438)
                                                         ==========   ============
Year ended October 31, 2007
   Shares sold ......................................        49,864   $    813,952
   Shares issued in reinvestment of distributions ...        70,473      1,128,274
   Shares redeemed ..................................      (348,441)    (5,689,732)
                                                         ----------   ------------
   Net increase (decrease) ..........................      (228,104)  $ (3,747,506)
                                                         ==========   ============
CLASS C SHARES:
Six Months ended April 30, 2008
   Shares sold ......................................       171,011   $  2,459,837
   Shares issued in reinvestment of distributions ...       200,862      2,880,367
   Shares redeemed ..................................      (727,177)   (10,567,660)
                                                         ----------   ------------
   Net increase (decrease) ..........................      (355,304)  $ (5,227,456)
                                                         ==========   ============
Year ended October 31, 2007
   Shares sold ......................................       420,592   $  6,842,996
   Shares issued in reinvestment of distributions ...       207,457      3,319,293
   Shares redeemed ..................................    (1,351,589)   (21,920,607)
                                                         ----------   ------------
   Net increase (decrease) ..........................      (723,540)  $(11,758,318)
                                                         ==========   ============
CLASS R SHARES:
Six Months ended April 30, 2008
   Shares sold ......................................        59,871   $    852,456
   Shares issued in reinvestment of distributions ...        37,279        534,576
   Shares redeemed ..................................      (155,730)    (2,196,707)
                                                         ----------   ------------
   Net increase (decrease) ..........................       (58,580)  $   (809,675)
                                                         ==========   ============
Year ended October 31, 2007
   Shares sold ......................................       171,390   $  2,782,632
   Shares issued in reinvestment of distributions ...        30,117        482,472
   Shares redeemed ..................................      (200,935)    (3,275,758)
                                                         ----------   ------------
   Net increase (decrease) ..........................           572   $    (10,654)
                                                         ==========   ============



                             Semiannual Report | 115




Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                           FRANKLIN LARGE CAP       FRANKLIN MICROCAP
                                               VALUE FUND              VALUE FUND
                                          --------------------   ----------------------
                                           SHARES     AMOUNT      SHARES      AMOUNT
                                          -------   ----------   -------   ------------
ADVISOR CLASS SHARES:
Six Months ended April 30, 2008
   Shares sold ........................    46,636   $  669,088   840,497   $29,174,810
   Shares issued in reinvestment
      of distributions ................    16,740      241,219   157,757     5,288,026
   Shares redeemed ....................   (22,592)    (332,273)  (28,082)     (964,050)
                                          -------   ----------   -------   -----------
   Net increase (decrease) ............    40,784   $  578,034   970,172   $33,498,786
                                          =======   ==========   =======   ===========
Year ended October 31, 2007
   Shares sold ........................   122,383   $2,051,466   616,159   $27,139,357
   Shares issued in reinvestment
      of distributions ................    11,958      192,523    23,334       964,134
   Shares redeemed ....................   (52,708)    (871,709)  (48,420)   (2,089,350)
                                          -------   ----------   -------   -----------
   Net increase (decrease) ............    81,633   $1,372,280   591,073   $26,014,141
                                          =======   ==========   =======   ===========

                                               FRANKLIN MIDCAP            FRANKLIN SMALL CAP
                                                  VALUE FUND                  VALUE FUND
                                          -------------------------   --------------------------
                                            SHARES        AMOUNT        SHARES         AMOUNT
                                          ----------   ------------   ----------   -------------
CLASS A SHARES:
Six Months ended April 30, 2008
   Shares sold ........................      992,985   $ 10,740,625    2,881,832   $ 114,877,020
   Shares issued in reinvestment
      of distributions ................      144,443      1,591,767      824,418      32,498,573
   Shares redeemed ....................   (1,246,528)   (13,353,825)  (3,455,125)   (136,283,102)
                                          ----------   ------------   ----------   -------------
   Net increase (decrease) ............     (109,100)  $ (1,021,433)     251,125   $  11,092,491
                                          ==========   ============   ==========   =============
Year ended October 31, 2007
   Shares sold ........................    3,183,325   $ 38,241,463    6,238,565   $ 286,883,330
   Shares issued in reinvestment
      of distributions ................      110,345      1,277,790    1,069,850      47,383,669
   Shares redeemed ....................     (963,327)   (11,431,670)  (4,357,085)   (200,077,600)
                                          ----------   ------------   ----------   -------------
   Net increase (decrease) ............    2,330,343   $ 28,087,583    2,951,330   $ 134,189,399
                                          ==========   ============   ==========   =============
CLASS B SHARES:
Six Months ended April 30, 2008
   Shares sold ........................                                   29,436   $   1,125,373
   Shares issued in reinvestment
      of distributions ................                                   63,127       2,392,512
   Shares redeemed ....................                                 (287,653)    (10,919,165)
                                                                        --------   -------------
   Net increase (decrease) ............                                 (195,090)  $  (7,401,280)
                                                                        ========   =============
Year ended October 31, 2007
   Shares sold ........................                                   63,827   $   2,813,658
   Shares issued in reinvestment
      of distributions ................                                  119,243       5,077,359
   Shares redeemed ....................                                 (374,095)    (16,518,434)
                                                                        --------   -------------
   Net increase (decrease) ............                                 (191,025)  $  (8,627,417)
                                                                        ========   =============


                             116 | Semiannual Report



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                          FRANKLIN MIDCAP           FRANKLIN SMALL CAP
                                             VALUE FUND                 VALUE FUND
                                       ----------------------   --------------------------
                                        SHARES       AMOUNT       SHARES         AMOUNT
                                       --------   -----------   ----------   -------------
CLASS C SHARES:
Six Months ended April 30, 2008
   Shares sold......................    212,419   $ 2,254,137      485,892   $ 18,317,223
   Shares issued in reinvestment
      of distributions..............     22,426       246,235      228,018      8,525,589
   Shares redeemed..................   (179,859)   (1,925,992)  (1,115,791)   (41,769,587)
                                       --------   -----------   ----------   ------------
   Net increase (decrease)..........     54,986   $   574,380    (401,881)   $(14,926,775)
                                       ========   ===========   ==========   ============
Year ended October 31, 2007
   Shares sold......................    562,097   $ 6,708,329    1,491,241   $ 64,910,723
   Shares issued in reinvestment
      of distributions..............     20,476       236,293      368,482     15,502,022
   Shares redeemed..................   (137,048)   (1,631,698)  (1,403,086)   (61,083,017)
                                       --------   -----------   ----------   ------------
   Net increase (decrease)..........    445,525   $ 5,312,924      456,637   $ 19,329,728
                                       ========   ===========   ==========   ============
CLASS R SHARES:
Six Months ended April 30, 2008
   Shares sold......................     14,188   $   158,855      892,366   $ 35,160,082
   Shares issued in reinvestment
      of distributions..............        776         8,550      107,596      4,219,897
   Shares redeemed..................    (32,986)     (375,445)    (554,207)   (21,749,901)
                                       --------   -----------   ----------   ------------
   Net increase (decrease)..........    (18,022)  $  (208,040)     445,755   $ 17,630,078
                                       ========   ===========   ==========   ============

Year ended October 31, 2007
   Shares sold......................     85,469   $   986,194    1,800,705   $ 82,141,499
   Shares issued in reinvestment
      of distributions..............      1,220        14,089       88,779      3,915,153
   Shares redeemed..................    (40,356)     (476,646)    (730,045)   (33,280,303)
                                       --------   -----------   ----------   ------------
   Net increase (decrease)..........     46,333   $   523,637    1,159,439   $ 52,776,349
                                       ========   ===========   ==========   ============
ADVISOR CLASS SHARES:
Six Months ended April 30, 2008
   Shares sold......................      6,551   $    71,308      621,709   $ 25,024,525
   Shares issued in reinvestment
      of distributions..............      2,437        26,923       53,178      2,153,708
   Shares redeemed..................     (6,133)      (64,719)    (368,821)   (15,208,655)
                                       --------   -----------   ----------   ------------
   Net increase (decrease)..........      2,855   $    33,512      306,066   $ 11,969,578
                                       ========   ===========   ==========   ============
Year ended October 31, 2007
   Shares sold......................     33,091   $   404,122    1,275,685   $ 60,553,398
   Shares issued in reinvestment
      of distributions..............      2,153        25,000       91,979      4,180,443
   Shares redeemed..................     (8,446)     (103,197)  (1,201,364)   (59,425,367)
                                       --------   -----------   ----------   ------------
   Net increase (decrease)..........     26,798   $   325,925      166,300   $  5,308,474
                                       ========   ===========   ==========   ============


                             Semiannual Report | 117



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                            AFFILIATION
-------------------------------------------------------------   ----------------------
Franklin Advisory Services, LLC (Advisory Services)             Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

a. MANAGEMENT FEES

The Franklin All Cap Value Fund and Franklin Large Cap Value Fund each pay an investment management fee to Advisory Services based on their respective average daily net assets as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   -----------------------------------------------------
       0.550%         Up to and including $500 million
       0.450%         Over $500 million, up to and including $1 billion
       0.400%         Over $1 billion, up to and including $1.5 billion
       0.350%         Over $1.5 billion, up to and including $6.5 billion
       0.325%         Over $6.5 billion, up to and including $11.5 billion
       0.300%         Over $11.5 billion, up to and including $16.5 billion
       0.290%         Over $16.5 billion, up to and including $19 billion
       0.280%         Over $19 billion, up to and including $21.5 billion
       0.270%         In excess of $21.5 billion

Effective January 1, 2008, the Franklin Balance Sheet Investment Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $7.5 billion
       0.440%         Over $7.5 billion, up to and including $10 billion
       0.430%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion

Prior to January 1, 2008, the Franklin Balance Sheet Investment Fund paid an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                        NET ASSETS
-------------------   ---------------------------------------------------
       0.625%         Up to and including $100 million
       0.500%         Over $100 million, up to and including $250 million
       0.450%         Over $250 million, up to and including $10 billion
       0.440%         Over $10 billion, up to and including $12.5 billion
       0.420%         Over $12.5 billion, up to and including $15 billion
       0.400%         In excess of $15 billion


                             118 | Semiannual Report




Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES (CONTINUED)

The Franklin MicroCap Value Fund pays an investment management fee to Advisory Services of 0.75% per year of the average daily net assets of the fund.

The Franklin MidCap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                         NET ASSETS
-------------------   -----------------------------------------------------
       0.750%         Up to and including $500 million
       0.650%         Over $500 million, up to and including $1 billion
       0.600%         Over $1 billion, up to and including $1.5 billion
       0.550%         Over $1.5 billion, up to and including $6.5 billion
       0.525%         Over $6.5 billion, up to and including $11.5 billion
       0.500%         Over $11.5 billion, up to and including $16.5 billion
       0.490%         Over $16.5 billion, up to and including $19 billion
       0.480%         Over $19 billion, up to and including $21.5 billion
       0.470%         In excess of $21.5 billion

The Franklin Small Cap Value Fund pays an investment management fee to Advisory Services based on the average daily net assets of the fund as follows:

ANNUALIZED FEE RATE                       NET ASSETS
-------------------   -------------------------------------------------
       0.750%         Up to and including $500 million
       0.625%         Over $500 million, up to and including $1 billion
       0.500%         In excess of $1 billion

B. ADMINISTRATIVE FEES

FT Services provides administrative services to the Funds. The Franklin All Cap Value Fund, Franklin Large Cap Value Fund and Franklin MidCap Value Fund each pay an administrative fee to FT Services of 0.20% per year of their respective average daily net assets. Under an agreement with Advisory Services, the administrative fee for Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund is paid by Advisory Services based on each fund's average daily net assets, and is not an additional expense of the funds.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.


                             Semiannual Report | 119



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Funds' compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                        FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                         ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                       VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                       ----------   ---------------   ----------   ----------   ----------   ----------
Reimbursement Plans:
Class A ............        --           0.25%             --         0.25%          --         0.35%
Compensation Plans:
Class A ............      0.35%            --            0.35%          --         0.35%          --
Class B ............        --           1.00%           1.00%          --           --         1.00%
Class C ............      1.00%          1.00%           1.00%          --         1.00%        1.00%
Class R ............      0.50%          0.50%           0.50%          --         0.50%        0.50%

For the Franklin Large Cap Value Fund, Distributors has agreed to limit the current rate to 0.30% per year for Class A shares through January 31, 2009.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                 FRANKLIN       FRANKLIN        FRANKLIN
                                                  ALL CAP     BALANCE SHEET     LARGE CAP
                                                VALUE FUND   INVESTMENT FUND   VALUE FUND
                                                ----------   ---------------   ----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......     $5,094         $13,681         $27,987
Contingent deferred sales charges retained ..     $  196         $22,939         $10,756

                                                 FRANKLIN        FRANKLIN       FRANKLIN
                                                 MICROCAP         MIDCAP        SMALL CAP
                                                VALUE FUND      VALUE FUND     VALUE FUND
                                                ----------   ---------------   ----------
Sales charges retained net of commissions
   paid to unaffiliated broker/dealers ......     $7,351         $26,318        $158,105
Contingent deferred sales charges retained ..     $  108         $ 2,667        $ 50,951


                            120 | Semiannual Report



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the period ended April 30, 2008, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                           FRANKLIN       FRANKLIN        FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN
                            ALL CAP     BALANCE SHEET     LARGE CAP    MICROCAP      MIDCAP      SMALL CAP
                          VALUE FUND   INVESTMENT FUND   VALUE FUND   VALUE FUND   VALUE FUND   VALUE FUND
                          ----------   ---------------   ----------   ----------   ----------   ----------
Transfer agent fees ...     $6,068        $1,651,820       $142,791    $158,668      $53,968     $856,356

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and Advisory Services have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through February 28, 2009 for Franklin All Cap Value Fund and Franklin MidCap Value Fund. Total expenses waived or paid are not subject to reimbursement by the funds subsequent to the funds' fiscal year end. After February 28, 2009, FT Services and Advisory Services may discontinue this waiver at any time upon notice to the funds' Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended April 30, 2008, the custodian fees were reduced as noted in the Statements of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At October 31, 2007, the Franklin All Cap Value Fund had tax basis capital losses of $71,121 expiring in 2015.

At April 30, 2008, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                  FRANKLIN        FRANKLIN         FRANKLIN
                                                  ALL CAP      BALANCE SHEET      LARGE CAP
                                                 VALUE FUND   INVESTMENT FUND     VALUE FUND
                                                -----------   ---------------   -------------
Cost of investments .........................   $10,995,906   $2,857,351,105    $167,094,553
                                                ===========   ==============    ============
Unrealized appreciation .....................   $   724,163   $1,568,389,623    $ 50,484,779
Unrealized depreciation                          (1,115,684)    (372,201,309)    (21,425,177)
                                                -----------   --------------    ------------
Net unrealized appreciation (depreciation) ..   $  (391,521)  $1,196,188,314    $ 29,059,602
                                                ===========   ==============    ============


                             Semiannual Report | 121



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

5. INCOME TAXES (CONTINUED)

                                                    FRANKLIN       FRANKLIN        FRANKLIN
                                                    MICROCAP        MIDCAP        SMALL CAP
                                                   VALUE FUND     VALUE FUND      VALUE FUND
                                                  ------------   ------------   --------------
Cost of investments ...........................   $303,250,384   $ 84,110,778   $1,202,608,737
                                                  ============   ============   ==============
Unrealized appreciation .......................   $134,529,389   $  9,074,662   $  318,916,687
Unrealized  depreciation ......................    (38,108,186)   (12,212,349)    (198,601,154)
                                                  ------------   ------------   --------------
Net unrealized appreciation (depreciation) ....   $ 96,421,203   $ (3,137,687)  $  120,315,533
                                                  ============   ============   ==============

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, offering costs, and pass-through entity income.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended April 30, 2008, were as follows:

                        FRANKLIN         FRANKLIN          FRANKLIN      FRANKLIN     FRANKLIN       FRANKLIN
                        ALL CAP       BALANCE SHEET        LARGE CAP     MICROCAP      MIDCAP        SMALL CAP
                       VALUE FUND   INVESTMENT FUND(a)    VALUE FUND    VALUE FUND   VALUE FUND     VALUE FUND
                      -----------   ------------------   -----------   -----------   -----------   ------------
Purchases .........   $2,262,037       $129,709,716      $ 8,591,766   $20,785,556   $ 7,661,079   $ 96,720,645
Sales .............   $  315,949       $463,684,469      $24,781,627   $27,119,319   $11,712,847   $142,533,430

(a)  Sales of investments excludes a redemption in-kind of $122,194,190.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. RESTRICTED SECURITIES

The Funds may invest in securities that are restricted under the Securities Act of 1933 (1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these


                             122 | Semiannual Report



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

8. RESTRICTED SECURITIES (CONTINUED)

securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At April 30, 2008, the Franklin MicroCap Value Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the fund's Board of Trustees as reflecting fair value, as follows:

                                                               ACQUISITION
SHARES                           ISSUER                            DATE         COST         VALUE
-------   ---------------------------------------------------  -----------   ----------   -----------
FRANKLIN MICROCAP VALUE FUND
 94,800   Allen Organ Co., Contingent Distribution...........    9/07/06     $  973,637    $1,016,256
495,000   Black River BancVenture Inc. ......................    8/13/07      4,950,000     4,307,985
 94,800   LandCo Real Estate LLC, Liquidating Trust..........    9/07/06        240,792       168,744
                                                                                           ----------
          TOTAL RESTRICTED SECURITIES (1.38% of Net Assets)..                              $5,492,985
                                                                                           ==========

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Balance Sheet Investment Fund and the Franklin MicroCap Value Fund for the period ended April 30, 2008, were as shown below.

                                           NUMBER OF                           NUMBER OF
                                          SHARES HELD                         SHARES HELD      VALUE                   REALIZED
                                         AT BEGINNING    GROSS       GROSS      AT END        AT END     INVESTMENT    CAPITAL
NAME OF ISSUER                             OF PERIOD   ADDITIONS  REDUCTIONS   OF PERIOD     OF PERIOD     INCOME    GAIN (LOSS)
---------------------------------------  ------------  ---------  ----------  -----------  ------------  ----------  -----------
FRANKLIN BALANCE SHEET INVESTMENT FUND
NON-CONTROLLED AFFILIATES
Dollar Thrifty Automotive Group Inc. ..    1,763,067    100,000         --     1,863,067   $ 24,573,854   $     --   $        --
Furmanite Corp. .......................    2,783,000         --     94,400     2,688,600     22,745,556         --       404,530
Furniture Brands International Inc. ...    3,250,000    150,000         --     3,400,000     46,070,000    665,600            --
KGen Power Corp., 144A ................    4,400,000         --         --     4,400,000     85,800,000         --            --
Syms Corp. ............................    1,430,000         --         --     1,430,000     21,450,000         --            --
Tecumseh Products Co., A ..............    1,085,000         --     85,000     1,000,000     31,330,000         --    (2,426,123)
Tecumseh Products Co., B ..............      310,000         --         --       310,000      8,521,900         --            --
Zale Corp. ............................    1,767,600    453,400         --     2,221,000     46,019,120         --            --
                                                                                           ------------   --------   -----------
TOTAL AFFILIATED SECURITIES
   (7.49% of Net Assets) ..............                                                    $286,510,430   $665,600   $(2,021,593)
                                                                                           ============   ========   ===========
FRANKLIN MICROCAP VALUE FUND
NON-CONTROLLED AFFILIATES
ACMAT Corp., A ........................      392,800         --         --       392,800   $  9,397,740   $     --   $        --
American Pacific Corp. ................      676,300         --         --       676,300     11,652,649         --            --
Black River BancVenture Inc. ..........      495,000         --         --       495,000      4,307,985         --            --
Cobra Electronics Corp. ...............      376,300     43,700         --       420,000      1,327,200     67,200            --
Continental Materials Corp. ...........      109,000         --         --       109,000      2,512,450         --            --
Delta Apparel Inc. ....................      680,000     25,000         --       705,000      3,102,000         --            --
Duckwall-ALCO Stores Inc. .............      227,500         --         --       227,500      2,648,100         --            --
Espey Manufacturing & Electronics
   Corp. ..............................      156,000         --         --       156,000      3,237,000    292,500            --
GTSI Corp. ............................      488,140         --         --       488,140      3,905,120         --            --
Hardinge Inc. .........................      652,500    122,500         --       775,000     12,927,000     71,375            --


                             Semiannual Report | 123



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

9. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                     NUMBER OF                               NUMBER OF
                                     SHARES HELD                            SHARES HELD      VALUE                       REALIZED
                                    AT BEGINNING     GROSS        GROSS       AT END        AT END        INVESTMENT     CAPITAL
NAME OF ISSUER                       OF PERIOD     ADDITIONS   REDUCTIONS    OF PERIOD     OF PERIOD        INCOME      GAIN (LOSS)
---------------------------------   ------------   ---------   ----------   -----------    -----------    -----------   -----------
FRANKLIN MICROCAP VALUE FUND
(CONTINUED)
NON-CONTROLLED AFFILIATES
International Shipholding Corp. .      474,800         --        29,800       445,000      $ 8,459,450     $     --      $  490,883
Nashua Corp. ....................      357,930         --            --       357,930        3,647,307           --              --
Omega Protein Corp. .............    1,000,000         --       130,000       870,000               --(a)        --         958,017
Proliance International Inc. ....      823,800         --            --       823,800          922,656           --              --
Rockford Corp. ..................      575,000         --            --       575,000          767,625           --              --
S&K Famous Brands Inc. ..........      255,500         --            --       255,500          804,825           --              --
Tandy Brands Accessories Inc. ..       540,000         --            --       540,000        2,243,700       43,200              --
                                                                                           -----------     --------      ----------
TOTAL AFFILIATED SECURITIES
   (18.08% of Net Assets)........                                                          $71,862,807     $474,275      $1,448,900
                                                                                           ===========     ========      ==========

(a)  As of April 30, 2008, not an affiliate.3

10. REDEMPTION IN-KIND

During the period ended April 30, 2008, the Franklin Balance Sheet Investment Fund realized $108,876,568 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

11. NEW ACCOUNTING PRONOUNCEMENTS

The Funds adopted Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" (FIN 48), on April 30, 2008. FIN 48 clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. The Funds (excluding the Franklin All Cap Value Fund) have reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years as of October 31, 2007, and have determined that no provision for income tax is required in the Funds' financial statements. The Franklin All Cap Value Fund has reviewed the tax position as of October 31, 2007 and has determined that no provision for income tax is required in the Franklin All Cap Value Fund's financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" (SFAS 157), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Funds believe the adoption of SFAS 157 will have no material impact on its financial statements.


                             124 | Semiannual Report



Franklin Value Investors Trust

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

11. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. The Funds are currently evaluating the impact, if any, of applying the various provisions of SFAS 161.


                             Semiannual Report | 125



Franklin Value Investors Trust

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 25, 2008, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the Funds within the Trust (Fund(s)) other than the recently formed Franklin All Cap Value Fund, which did not require an agreement renewal. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund as shown in such Lipper report.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset


                            126 | Semiannual Report



Franklin Value Investors Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report on the efficiency of its trading operations by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. In this respect, the Board after making inquiries of management, received assurances that bonus composition was not unduly influenced by one-year or short-term performance but was based primarily on longer periods consistent with the interests of long-term shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the high industry ranking given to the Franklin Templeton website.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings throughout the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each Fund showed the investment performance of its Class A shares in comparison to a performance universe selected by Lipper. Comparative performance for each Fund was shown for 2007 and for the previous 10 years ended December 31, 2007, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each of the Funds and the Board's view of such performance.

FRANKLIN BALANCE SHEET INVESTMENT FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2007 was in the lowest quintile of such performance universe and on an annualized basis, was in the second-lowest quintile of such performance universe for each of the previous three- and five-year periods, and in the upper half of such universe for the previous 10-year period. In discussing such performance, management pointed out the Fund's strategy of seeking gains through investments in companies with low price to book values through investing in companies whose value will grow over an anticipated holding


                             Semiannual Report | 127


Franklin Value Investors Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

period of five or more years. Management further pointed out that the Fund had been closed to new investors since May 2002 to permit an orderly inflow of investments in view of the scarcity of securities meeting such criteria, but believed recent stock volatility had begun to present potential new investment opportunities. While intending to continuously monitor future performance, the Board felt the Fund's performance did not warrant any change in portfolio managers or investment strategy and noted, as shown in the Lipper report, that the Fund's total return on an annualized basis exceeded 15% for the five-year period and 10% for the 10-year period.

FRANKLIN LARGE CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional large-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2007 was in the second-lowest quintile of such performance universe. The Fund's operations encompass less than 10 full years and such report showed that the Fund's annualized total return during the previous three- and five-year periods was in the lowest quintile of its performance universe. Neither the Board nor management was satisfied with such performance and noted that a change had been made in the Fund's lead portfolio manager and discussed other steps being taken to improve performance.

FRANKLIN MICROCAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed the Fund's total return during 2007 was in the upper half of such performance universe, and on an annualized basis, was in either the highest or second-highest quintile of such performance universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with such performance.

FRANKLIN MIDCAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional mid-cap value funds as selected by Lipper. The Fund has only been in existence for two full years and the Lipper report showed its 2007 total return during such years to be in the second-lowest quintile of such universe. The Board did not find such performance to be particularly meaningful in view of the Fund's limited period of operations and the small size of the Fund, noting that its expenses were subsidized by management.

FRANKLIN SMALL CAP VALUE FUND - The performance universe for this Fund consisted of the Fund and all retail and institutional small-cap value funds as selected by Lipper. The Lipper report comparison showed that the Fund's total return for 2007 placed it in the second-highest quintile of such performance universe and that its total return on an annualized basis was also in the second-highest quintile of such universe for the previous three- and five-year periods and in the lowest quintile of such performance universe for the previous 10-year period. The Board found such performance to be acceptable.


                            128 | Semiannual Report




Franklin Value Investors Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups. In reviewing comparative costs, emphasis was given to each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its expense group. The Lipper contractual investment management fee comparison includes within such fee any separate administrative fees, and the Lipper actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. Such expense comparisons in the case of each of Franklin Balance Sheet Investment Fund, Franklin MicroCap Value Fund and Franklin Small Cap Value Fund showed both their contractual investment management fees and their total expenses to be in the least expensive quintiles of their respective Lipper expense groups. The Board was satisfied with the expenses of these Funds. The Lipper report for Franklin Large Cap Value Fund showed its contractual investment management fee rate to be below the median of its expense group, and its actual total expenses to be 12 basis points above the median of such expense group. The Board found the expenses of such Fund to be acceptable. The Lipper report for Franklin MidCap Value Fund showed its contractual fee rate and actual total expenses in each case to be less than five basis points above its respective Lipper expense group medians. The Board found such expenses to be satisfactory, noting the relatively small size of Franklin MidCap Value Fund and that its expenses were subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each Fund. Specific attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Funds' Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional


                             Semiannual Report | 129



Franklin Value Investors Trust

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005, when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft" commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each of Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund and Franklin Small Cap Value Fund contained breakpoints that continued to asset levels that exceed the present size of these Funds. In view of such structure and the favorable fee and expense comparisons of these Funds within their respective Lipper expense groups, the Board believed that to the extent economies of scale may be realized by the Manager of these Funds and its affiliates, that there was a sharing of benefits with each of these Funds and their shareholders. The fee structure of Franklin MidCap Value Fund contains breakpoints and the Board felt in view of management's expense subsidy, that no economies of scale are realized in its operation of this Fund. The fee structure under the investment management agreement for Franklin MicroCap Value Fund provides a flat fee of 0.75% at all asset levels. In discussing the absence of breakpoints with the independent Trustees, management pointed out that this Fund invests only in domestic and foreign securities with a market capitalization of less than $400 million that are believed to be undervalued. Management stated its belief that such limited investment option did not permit the Fund to achieve the type of economies of scale that might benefit other funds from increases in size and also pointed out that the Fund whose asset size was approximately $436 million at year-end has been closed to new investors, with limited exceptions, since January 14, 2004. Management also expressed its view that this fee was low for this type of a fund and pointed out the favorable comparison of fees and expenses within its Lipper expense group. The independent Trustees acknowledged that management's explanation provided a reasonable basis for believing the flat fee rate under the investment management agreement was fair and that in the current circumstances, management was not benefiting from any meaningful economies of scale in its management of this Fund.


                            130 | Semiannual Report



Franklin Value Investors Trust

SHAREHOLDER INFORMATION (CONTINUED)

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


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(FRANKLIN TEMPLETON INVESTMENTS LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

-    WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

     Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN VALUE INVESTORS TRUST

INVESTMENT MANAGER

Franklin Advisory Services, LLC
One Parker Plaza
Ninth Floor
Fort Lee, NJ 07024

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank T. Crohn and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. N/A

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES.
(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura F. Fergerson, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Galen G. Vetter, Chief Executive Officer - Finance and Administration, and Laura
F. Fergerson, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN VALUE INVESTORS TRUST

By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Executive Officer - Finance and Administration
Date  June 26, 2008


By /S/LAURA F. FERGERSON
   ---------------------
      Laura F. Fergerson
      Chief Financial Officer and Chief Accounting Officer
Date  June 26, 2008